As filed with the Securities and Exchange             Registration Nos. 33-17463
Commission on or about  March 1, 1996                                   811-5344


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

                             REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933                 _____

                      Pre-Effective Amendment No.  ______               _____


                   Post-Effective Amendment No.   13                      X
                                                                        -----


                                     and/or

                             REGISTRATION STATEMENT
                   UNDER THE INVESTMENT COMPANY ACT OF 1940             _____


                           Amendment No.    15                            X
                                                                        -----


                        WILLIAM BLAIR MUTUAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                             222 West Adams Street
                            Chicago, Illinois  60606
              (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, Including Area Code: (312) 364-8000


                                               Copy to:
James L. Barber, Jr.                           Charles F. Custer, Esquire
222 West Adams Street                          Vedder, Price, Kaufman & Kammholz
Chicago, Illinois  60606                       222 North LaSalle Street
(Name and Address of Agent for Service)        Chicago, Illinois

                               --------------------


Pursuant to Rule 24f-2 of the Investment Company Act of 1940, the Registrant has registered an indefinite amount of capital stock under the Securities Act of 1933. The Rule 24f-2 Notice for the fiscal year ended December 31, 1995 was filed on or about February 22, 1996.


It is proposed that this filing will become effective (check appropriate box)

/ /         immediately upon filing pursuant to paragraph (b); or


/ /         on (date) pursuant to paragraph (b); or


/ /         60 days after filing pursuant to paragraph (a)(1); or


/X/         on  May 1, 1996 pursuant to paragraph (a)(1); or


/ /         75 days after filing pursuant to paragraph (a)(2); or

/ /         on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================


                        CALCULATION OF REGISTRATION FEE
                        UNDER THE SECURITIES ACT OF 1933



                                               Proposed Maximum      Proposed Maximum
  Title of Securities       Amount Being        Offering Price           Aggregate             Amount of
    Being Registered         Registered            Per Share          Offering Price*      Registration Fee
 William Blair                   692,418            $10.52                  $290,000                  $100.00
 Income Fund




* The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2.

(b)(2)  3,670,697
(b)(3)  3,005,845
(b)(4)    664,852

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                    GROWTH FUND, INTERNATIONAL GROWTH FUND,

                                INCOME FUND AND

                              READY RESERVES FUND

                             CROSS REFERENCE SHEET



Item No. of Form N-1A                                               Caption
Part A    . . . . . . . . . . . . . . . . . . . . . . . .           Prospectus
------                                                              ----------

1         . . . . . . . . . . . . . . . . . . . . . . . .           Cover page

2         . . . . . . . . . . . . . . . . . . . . . . . .           Fund Expense Information

3         . . . . . . . . . . . . . . . . . . . . . . . .           Financial Highlights

4         . . . . . . . . . . . . . . . . . . . . . . . .           The Fund; Investment Objectives and
                                                                    Policies

5         . . . . . . . . . . . . . . . . . . . . . . . .           Management of the Fund

5A        . . . . . . . . . . . . . . . . . . . . . . . .           Inapplicable

6         . . . . . . . . . . . . . . . . . . . . . . . .           The Fund; Dividend and Distribution
                                                                    Policy; Federal Income Taxation;
                                                                    Shareholder Services and Rights

7         . . . . . . . . . . . . . . . . . . . . . . . .           The Fund; Management of the Fund;
                                                                    Determination of Net Asset Value;
                                                                    How to Purchase; Exchanges

8         . . . . . . . . . . . . . . . . . . . . . . . .           The Fund; How to Redeem

9         . . . . . . . . . . . . . . . . . . . . . . . .           Inapplicable

                                                                    Statement of
Part B                                                              Additional Information
------                                                              ----------------------

10        . . . . . . . . . . . . . . . . . . . . . . . .           Cover page

11        . . . . . . . . . . . . . . . . . . . . . . . .           Table of contents

12        . . . . . . . . . . . . . . . . . . . . . . . .           Inapplicable

Item No. of Form N-1A                                               Caption

13        . . . . . . . . . . . . . . . . . . . . . . . .           Growth Fund; International
                                                                    Growth Fund; Income Fund;
                                                                    Ready Reserves Fund; Appendix A;
                                                                    Appendix B

14        . . . . . . . . . . . . . . . . . . . . . . . .           Management of the Fund

15        . . . . . . . . . . . . . . . . . . . . . . . .           Management of the Fund

16        . . . . . . . . . . . . . . . . . . . . . . . .           Management of the Fund; General Fund Information

17        . . . . . . . . . . . . . . . . . . . . . . . .           Management of the Fund

18        . . . . . . . . . . . . . . . . . . . . . . . .           Growth Fund; International Growth
                                                                    Fund; Income  Fund; Ready
                                                                    Reserves Fund; General Fund
                                                                    Information

19        . . . . . . . . . . . . . . . . . . . . . . . .           Growth Fund; International Growth
                                                                    Fund; Income  Fund; Ready
                                                                    Reserves Fund; General Fund
                                                                    Information

20        . . . . . . . . . . . . . . . . . . . . . . . .           Federal Income Taxation (in the
                                                                    Prospectus)

21        . . . . . . . . . . . . . . . . . . . . . . . .           Management of the Fund

22        . . . . . . . . . . . . . . . . . . . . . . . .           Growth Fund; International Growth
                                                                    Fund; Income  Fund; Ready
                                                                    Reserves Fund

Part B                                                              Statement of Additional Information
------                                                              -----------------------------------

23        . . . . . . . . . . . . . . . . . . . . . . . .           Financial Information of the Fund


Part C                                                              Other Information
------                                                              -----------------


Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                             CONTENTS OF PROSPECTUS


         Fund Expense Information   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
         Financial Highlights   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3
         The Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7
         Investment Objectives and Policies   . . . . . . . . . . . . . . . . . . . . . . . . .       8
         Determination of Net Asset Value   . . . . . . . . . . . . . . . . . . . . . . . . . .      19
         Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      20
         Dividend and Distribution Policy   . . . . . . . . . . . . . . . . . . . . . . . . . .      22
         Management of the Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      23
         How to Purchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      26
         How to Redeem  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      29
         Exchanges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      31
         Federal Income Taxation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      32
         Shareholder Services and Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . .      34



                                 WILLIAM BLAIR
                               MUTUAL FUNDS, INC.

                             222 West Adams Street
                            Chicago, Illinois 60606
                                 (312) 364-8000

                               INVESTMENT ADVISER


                        WILLIAM BLAIR & COMPANY, L.L.C.


                                 TRANSFER AGENT

                      Boston Financial Data Services, Inc.

                                 P.O. Box 9104
                             Boston, MA 02266-9104
                                 1-800-635-2886
                         (Massachusetts 1-800-635-2840)


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                        WILLIAM BLAIR & COMPANY, L.L.C.


                                 WILLIAM BLAIR
                               MUTUAL FUNDS, INC.
                             222 West Adams Street
                            Chicago, Illinois 60606
                                 (312) 364-8000
                                   PROSPECTUS


         William Blair Mutual Funds, Inc. (the "Fund") is a no-load, open-end diversified mutual fund consisting of four portfolios, each with its own investment objective and policies. For most purposes, each portfolio operates like a separate mutual fund. The portfolios offered by this Prospectus are:


         o GROWTH FUND
         o INTERNATIONAL GROWTH FUND
         o INCOME FUND

         o READY RESERVES FUND


         A description of the individual portfolios and their investment objectives is included in this Prospectus.

         An investment in Ready Reserves Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Ready Reserves Fund will be able to maintain a stable net asset value of $1.00.

         The Fund's shares are not deposits or obligations of or guaranteed or endorsed by any bank, nor are they federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment in the Fund's shares involves risk, including the possible loss of principal.


         This Prospectus contains a concise statement of information about the Fund that a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information for the Fund, dated May 1, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by calling or writing the Fund.



                                  May 1,  1996

                            FUND EXPENSE INFORMATION


                                                                                                      READY
                                                             GROWTH    INTERNATIONAL     INCOME     RESERVES
                                                              FUND      GROWTH FUND       FUND        FUND
                                                             ------    -------------     ------       ----
Shareholder transaction expenses
         o       Maximum sales load imposed on purchases      None          None          None        None

         o       Maximum sales load imposed on                None          None          None        None
                 reinvestments

         o        Deferred sales load                         None          None          None        None
         o       Redemption fee                               None          None          None        None

Annual Fund operating expenses (as a percentage of average
daily net assets)
         o       Management advisory fee                      .750%        1.100%         .601%       .606%

         o       Other expenses                               .121          .380          .097        .116

         o       12b-1 fee                                    None          None          None        None
                                                              ----          ----          ----        ----
         o       Total Fund operating expenses                .871%        1.480%         .698%       .722%






EXAMPLE:                                                PORTFOLIO           1 YEAR        3 YEARS       5 YEARS     10 YEARS
                                                   -------------------------------------------------------------------------
A shareholder would incur the following            Growth Fund               $ 9           $28           $48          $108

         expenses on a $1,000 investment           International Growth      $15           $47           $81          $178

         assuming (1) 5% annual return and         Fund
         (2) redemption at the end of each
         time period.                              Income Fund               $ 7           $22           $39          $ 87


                                                   Ready Reserves Fund       $ 7           $23           $40          $ 90




         The purpose of this example is to assist the shareholder in understanding the various costs and expenses that an investor in a portfolio may bear directly or indirectly. The example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or less than those shown. Expenses and fees are based on amounts that would have been incurred for the 1995 fiscal year, without reimbursements, assuming that the current fees and expenses had been in effect for the 1995 fiscal year. The example assumes 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the portfolios. The management advisory fee for the Income Fund is based on .25% of the first $250 million of average daily net assets and .20% of average daily net assets in excess of $250 million, plus 5.0% of gross income.

                             FINANCIAL HIGHLIGHTS




         The following table shows important financial information expressed in terms of one share outstanding throughout the periods. The information in the table has been based upon information audited by the Fund's independent auditors. Their report appears in the 1995 annual reports to shareholders for William Blair Mutual Funds, Inc., which may be obtained without charge by writing Boston Financial Data Services, Inc., P.O. Box 9104, Boston, Massachusetts 02266-9104. Additional information regarding portfolio performance is included in the 1995 annual reports to shareholders. The financial statements appearing in the 1995 annual reports are incorporated herein by reference.





                                       --------------------------------------------------------------------------------------------
                                                                            Years Ended December 31,
                                       --------------------------------------------------------------------------------------------
GROWTH FUND                                1995      1994      1993      1992     1991     1990     1989     1988     1987     1986
-----------                                ----      ----      ----      ----     ----     ----     ----     ----     ----     ----
Net asset value, beginning of period   $  9.600  $  9.730  $  9.390  $  9.490  $ 6.970  $ 7.840  $ 7.810  $ 8.210  $ 9.100  $11.820

Income from investment operations:
  Net investment income                    .034      .027      .035      .045     .070     .131     .125     .126     .148     .180
  Net realized and unrealized gain
    (loss) on investments                 2.750      .581     1.389      .671    2.970    (.287)   2.178     .433     .468     .839
                                       --------  --------  --------  --------  -------  -------  -------  -------  -------  -------
Total from investment operations          2.784      .608     1.424      .716    3.040    (.156)   2.303     .559     .616    1.019
Less  distributions from:
  Net investment income                    .030      .025      .035      .047     .070     .130     .130     .160     .135     .218
  Net realized gain on investments         .454      .713     1.049      .769     .450     .584    2.143     .799    1.371    3.521
                                       --------  --------  --------  --------  -------  -------  -------  -------  -------  -------
Total  distributions                       .484      .738     1.084      .816     .520     .714    2.273     .959    1.506    3.739
                                       --------  --------  --------  --------  -------  -------  -------  -------  -------  -------
Net asset value, end of period         $ 11.900  $  9.600  $  9.730  $  9.390  $ 9.490  $ 6.970  $ 7.840  $ 7.810  $ 8.210  $ 9.100
                                       ========  ========  ========  ========  =======  =======  =======  =======  =======  =======
Total return (%)                          29.07      6.45     15.51      7.61    44.37    (2.02)   30.45     7.12     7.99     9.79

Ratios to average net assets (%):
Expenses                                    .65       .71       .78       .83      .90      .87      .91      .92      .87      .90
Net investment income                       .34       .32       .38      1.34      .83     1.70     1.36     1.46     1.46     1.69

Supplemental data:
Net assets at end of period
  (in thousands)                       $363,036  $217,560  $150,046  $111,082  $91,433  $62,898  $67,421  $59,767  $66,279  $68,555

Portfolio turnover rate (%)                  32        46        55        27       33       34       45       18       22       26

                                                                                                                   Period Ended
                                                                              Year Ended December 31,              December 31,
                                                                             ------------------------              ------------
 INTERNATIONAL GROWTH FUND                                              1995          1994           1993          1992(a)(b)
 -------------------------                                              ----          ----           ----          ----------

 Net asset value, beginning of period                                $12.360        $13.180        $10.130            $10.000

 Income from investment operations:
          Net investment income (loss)                                  .105          0.016          0.008             (0.011)
          Net realized and unrealized gain (loss on investments,
            foreign currency and other assets and liabilities           .785         (0.025)         3.401              0.141
                                                                     -------        -------        -------            -------

 Total from investment operations                                       .890         (0.009)         3.409              0.130
 Less  distributions from:
          Net investment income                                         .130(c)       0.024             --                 --
          Net realized gain on investments                                            0.714          0.359                 --

          Tax return of capital                                           --          0.073             --
                                                                     -------        -------        -------            -------
 Total  distributions                                                   .130          0.811          0.359                 --


                                                                     -------        -------        -------            -------
 Net asset value, end of period                                      $13.120         12.360         13.180             10.130
                                                                     -------        -------        -------            -------

 Total return (%)                                                       7.22          (.040)          33.6                1.3

 Ratios to average net assets (%)
 Expenses (d)                                                           1.48           1.51           1.71               1.88
 Net investment income (d)                                               .87            .15            .11               (.56)

 Supplemental data:
  Net assets at end of period (in thousands)                          89,762         70,403        $40,298            $10,767

 Portfolio turnover rate (%)                                              77             40             83                  5




________________________
(a) Ratios are annualized except total return for period less than one year.
(b) For the period October 1, 1992 (Commencement of Operations) to December 31, 1992.

(c) Includes $.061 in passive foreign investment company transactions which are treated as ordinary income for Federal income tax purposes.


(d) Without the waiver of expenses in 1993 and 1992, the expense ratios would have been 2.08% and 2.55% and the net investment ratios would have been (.25)% and (1.22)% , respectively.

                                                               Years Ended December 31                         Period Ended
                                             ---------------------------------------------------------         December 31,
INCOME FUND                                    1995       1994        1993        1992      1991                  1990(a)(b)
-----------                                  ---------------------------------------------------------        -------------
Net asset value, beginning of period         $ 9.850      $ 10.580     $10.600    $10.770    $10.200           $10.000

Income from investment operations:
Net investment income                           .646          .661        .651       .832       .945              .164
Net realized and unrealized
gain (loss) on investments                      .732         (.741)       .159      (.089)      .638              .126
                                            --------      --------     -------    -------    -------           -------
Total from investment operations               1.378         (.080)       .810       .743      1.583              .290
Less distributions from:
         Net investment income                  .658          .646        .651       .827       .870              .090
         Net realized gain on
         investments                              --          .004        .179       .086       .143                --
                                            --------      --------      ------    -------     ------           -------

Total distributions                             .658          .650        .830       .913      1.013              .090
                                            --------      --------      ------    -------    -------           -------
Net asset value, end of period              $ 10.570      $  9.850     $10.580     10.600     10.770           $10.200

Total return (%)                               14.37          (.74)       7.82       7.17      16.47              2.91(b)

Ratios to average net assets (%):
Expenses (c)                                     .68           .68         .70        .88        .92               .74
Net investment income (c)                       6.24          6.33        5.96       7.69       8.33              8.39

Supplemental data:
Net assets at end of period (in thousands)  $147,370      $143,790    $204,381   $136,896    $83,041           $22,899

Portfolio turnover rate (%)                       54            63         114         47         64               159



_________________
(a)      Ratios are annualized.
(b) For the period from September 25, 1990 (Commencement of Operations) to December 31, 1990.

(c) Without the waiver of expenses in 1991 and 1990 the expense ratios would have been 1.06% and 1.22% and the net investment income ratios would have been 8.19% and 7.67%, respectively.


                                                               Years Ended December 31,                          Period Ended
                                          --------------------------------------------------------------------   December 31,
READY RESERVES FUND                         1995      1994      1993      1992      1991       1990      1989     1988(a)(b)
-------------------                         ----      ----      ----      ----      ----       ----      ----   ------------
 Net asset value, beginning of period     $ 1.0000  $ 1.0000   $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000
 Income from investment operations:
         Net investment income            $  .0530  $  .0361       .026     .0327     .0551     .0755     .0848     .0399
         Net realized and unrealized
         gain (loss) on investments              -    (.0026)         -         -         -         -         -         -
                                          --------  --------   --------  --------  --------  --------  --------  --------

         Total from investment
         operations                           0530     .0335      .0261     .0327     .0551     .0755     .0848     .0399

         Less distributions from:
         Net investment income               .0530     .0361      .0261     .0327     .0551     .0755     .0848     .0399
                                          --------  --------   --------  --------  --------  --------  --------  --------
         Total distributions                 .0530     .0361      .0261     .0327     .0551     .0755     .0848     .0399
         Capital contribution                    -     .0026          -         -         -         -         -         -
                                          --------  --------   --------  --------  --------  --------  --------  --------
         Net asset value, end of
         period                           $ 1.0000  $ 1.0000   $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000
                                          ========  ========   ========  ========  ========  ========  ========  ========
         Total return (%)                     5.45      3.67(c)    2.64      3.32      5.64      7.81      8.86      7.79(b)

  Ratios to average daily net assets (%):
         Expenses                              .72       .71        .71       .71       .71       .75       .80       .81

         Net investment income                5.30      3.61       2.61      3.27      5.51      7.56      8.47      7.54

Supplemental data:
         Net assets at end of period (in
         thousands)
          Net assets at end of period
            (in thousands)                $703,993  $521,277   $477,268  $448,797  $402,978  $415,292  $342,245  $203,704
                                          ========  ========   ========  ========  ========  ========  ========  ========


_________________

(a)      Ratios are annualized.
(b) For the period from June 22, 1988 (Commencement of Operations) to December 31, 1988.


(c) The total return includes the impact of the investment adviser's capital contribution. Without the investment adviser's capital contribution, the total return would have been 3.40%.

                                    THE FUND



                 William Blair Mutual Funds, Inc. (the "Fund") is a no-load, open-end diversified mutual fund consisting of four portfolios, each with its own investment objective and policies. The Fund, which was established as a Maryland corporation on September 22, 1987, is managed by the investment professionals of William Blair & Company, L.L.C. For most purposes, each portfolio operates like a separate mutual fund.



                 GROWTH FUND: a portfolio whose investment objective is to provide long-term appreciation of capital by investing in well-managed
companies in growing industries.   It invests primarily in equities or their
equivalents.


                 INTERNATIONAL GROWTH FUND: a portfolio which invests primarily in common stocks issued by companies domiciled outside of the United States and securities convertible into, exchangeable for, or having the right to buy such common stocks. The investment objective of the portfolio is long-term capital appreciation through investment in well-managed, quality, growth companies. Current income is not a significant factor in investment selection although it is anticipated that capital appreciation will normally be accompanied by modest investment income.

                 INCOME FUND: a portfolio designed to provide investors with as high a level of current income as is consistent with preservation of capital. It invests primarily in a diversified portfolio of high grade intermediate-term debt securities.


                 READY RESERVES FUND: a money market portfolio designed for investors who are looking for professional management of their reserve assets. The Ready Reserves Fund portfolio seeks to obtain maximum current income consistent with preservation of capital and invests exclusively in high quality money market instruments.



                 All investments are subject to market fluctuations and financial risks. In particular, the Growth Fund invests in some smaller companies which tend to involve greater than average risk and potential reward. The International Growth Fund invests in non-U.S. securities which also tend to involve greater than average risk. For the Income Fund, although the risk of loss of principal may be reduced by the quality of investments in which the portfolio will primarily invest, the portfolio's investment is subject to financial risk, and the value of the portfolio's investments tend to decrease when interest rates rise. For the Ready Reserves Fund, the market and financial risks should be very small. There can be no assurance that a Fund's investment objectives will be realized.


                 For information about how to purchase and redeem shares, see "How To Purchase" and "How To Redeem."


                 The investment objectives and policies for each portfolio are set forth in detail below. In addition, the Fund has adopted certain investment restrictions for each portfolio that are presented in the Statement of Additional Information. The investment objectives of a portfolio, together with its fundamental investment restrictions and any investment policies designated as fundamental cannot be changed without approval by holders of a majority of the portfolio's outstanding voting shares. As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the portfolio at a meeting where more than 50% of the outstanding voting shares are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the portfolio. Other investment techniques and investment policies described below or in the Statement of Additional Information are not fundamental and, therefore, may be changed by the Board of Directors without shareholder approval.

                       INVESTMENT OBJECTIVES AND POLICIES


GROWTH FUND


                 The Growth Fund's investment objective is to provide
long-term appreciation of capital by investing in well- managed companies in
growing industries.   In seeking this objective the portfolio's investment
adviser, William Blair & Company, L.L.C. (the "Adviser"), directs its investment research particularly toward companies that have demonstrated the ability to grow more rapidly than the gross national product from one business cycle to the next. Consistent with its investment objective, the portfolio may invest in cyclical industries when the Adviser deems them to be at or near the bottom of their business cycle and expects a multi-year period of sustained growth.


                 It is the portfolio's policy to seek growth from a broad portfolio representation among small, medium and large companies. Although the proportion will vary from time to time due to market conditions or the investment outlook, it is the Adviser's intention to invest in common stocks of each of the following classes of companies:

         o Small, rapid growth companies that have had especially vigorous growth in revenues and earnings;

         o Medium sized companies of emerging investment quality whose records of sales and earnings growth are not as well established; and

         o Large, high quality, seasoned growth companies that have demonstrated an ability to show exceptional growth over a long period of time.

                 INVESTMENT RISKS. All investments are subject to market fluctuations and financial risks. Small company investments, which have less liquidity and potentially experience greater market volatility and financial risk than larger company investments, tend to involve greater than average risk and potential reward.


                 In seeking to achieve the portfolio's investment objective, the Adviser will invest in companies that it believes are well managed as evidenced by the following:


                 AMONG THE LEADERS IN THE FIELD. The company should be respected as a leader in its field. It need not be the largest company in a broad industry classification, but it should be, or clearly have the expectation of becoming, a significant factor in the primary markets it serves.

                 UNIQUE OR SPECIALTY COMPANY. The company should have some significant attribute that cannot be easily duplicated by present or potential competitors. This may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position.

                 QUALITY PRODUCTS OR SERVICES. The company's products or services should be regarded as being of superior quality, which should enable the company to obtain a premium price and to command greater customer loyalty.

                 MARKETING CAPABILITY. The company should have a distinctive capability in sales, service or distribution. In many industries there are one or two companies that have superior sales and service organizations that are well trained, highly motivated and earn above-average compensation. Others may have a distribution organization that would be very expensive and/or time consuming to duplicate.

                 VALUE TO CUSTOMER. The prices of the company's products or services should be based on their value to the customer and not on the cost of producing them. This frequently enables a company to reduce prices and significantly broaden the market for its products. Conversely, it may enable a company to raise prices to cover increased costs without reducing demand.

                 RETURN ON EQUITY. Attention is focused on companies that have achieved, or have the potential to achieve, an above-average return on equity through efficient asset utilization and adequate margins (rather than excessive financial leverage). It is these companies that can finance most or all of their growth internally and translate revenue and income growth into rising per share earnings and dividends.

                 CONSERVATIVE FINANCIAL POLICIES AND ACCOUNTING PRACTICES. The company should have a relatively simple, clean financial structure and adhere to conservative and straightforward accounting practices. The Adviser believes that this may allow the company to earn and to maintain the confidence of the professional investment community if the company achieves consistent gains in earnings.

                 In selecting companies for investment, the Adviser considers the extent to which a company meets the portfolio's investment criteria. The weight given to particular investment criteria will depend on the circumstances, and some investments may not meet all the portfolio's criteria.

                 Generally, most of the portfolio will be invested in common stocks, but debentures and preferred stocks may be held if convertible into common stocks that meet the investment criteria of the portfolio. Such debentures are likely to be lower-rated or non-rated securities, which generally involve more credit risk than debentures in the higher rating categories, and generally include some speculative characteristics. Other debt securities, which would be of investment grade, may be held without limit as a temporary defensive measure if significantly adverse market action is anticipated. Normally, the portfolio does not purchase any stocks with a view to quick turnover for capital gains.

INTERNATIONAL GROWTH FUND

                 INVESTMENT OBJECTIVE. The investment objective of the International Growth Fund is long-term capital appreciation through investment in well-managed, quality, growth companies. These companies will generally exhibit superior business fundamentals including: leadership in field, quality products/services, distinctive marketing/distribution, pricing flexibility, and revenue from products or services consumed on a steady recurring basis. These business characteristics should be accompanied by a management that is shareholder return oriented and uses conservative accounting policies. These companies with above average returns on equity, strong balance sheets and consistent above average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons. Current income is not an investment objective, although it is anticipated that capital appreciation will normally be accompanied by modest investment income, which may vary depending on the allocation of the investments.

                 INVESTMENT POLICIES. The portfolio will ordinarily seek to invest at least 80% of its total assets in a diversified portfolio of common stocks with above average growth, profitability and quality characteristics, issued by companies domiciled outside the U.S. and in securities convertible into, exchangeable for, or having the right to buy such common stocks. Such companies would include companies that historically have had superior growth, profitability and quality characteristics relative to local markets and relative to companies within the same industry worldwide and are expected to continue such performance. For liquidity purposes, up to 20% of the portfolio may be held in cash (U.S. dollars and foreign currencies) or in short-term securities, including repurchase agreements and domestic and foreign money market instruments, including government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper and short-term corporate debt securities. The portfolio does not have any specific rating requirements for its portfolio securities. In addition, the portfolio may enter into forward foreign currency transactions in an effort to protect against changes in foreign exchange rates. (More information concerning such transactions may be found in the section entitled "Special Investment Techniques" below).

                 Subject to the monitoring and the review of the Board of Directors, the portfolio will normally allocate its investments among not less than six different countries and will not concentrate investments in any particular industry. The investment of the portfolio's assets in various international securities markets should, in theory, decrease the degree to which events in any one country can affect the entire portfolio. The portfolio may, however, from time to time, have more than 25% of its assets invested in any major industrial or developed country. It is anticipated that the vast majority of the portfolio's investments will normally be divided among Continental Europe, the United Kingdom, Japan and the markets of the

Far East (including Australia and New Zealand). Selective investments may also be made in Canada and Latin America and in emerging markets worldwide.


                 In pursuing its investment objective, the portfolio will vary the geographic diversification and types of securities in which it invests based upon continuous evaluation by its investment managers, the Adviser and Framlington Overseas Investment Management Limited (the "Sub-Adviser"), of economic, market and political trends throughout the world. No more than 50% of the portfolio's equity securities may be invested in securities of issuers of any one country at any given time. In making decisions regarding the allocation of portfolio assets, the Adviser and Sub-Adviser (collectively referred to herein as the "Advisers") will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries, and other pertinent financial, social, national and political factors. The portfolio will invest in companies at different stages of development ranging from large, well-established companies to smaller companies at an earlier stage of development. Fundamental company analysis and stock selection will be the most important investment criteria.


                 The portfolio may also invest in foreign issuers through sponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Generally an ADR is a dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, the underlying security that is issued by a foreign company. Generally, an EDR represents a similar securities arrangement but is issued by a European bank, while GDRs are issued by a depository. ADRs, EDRs and GDRs may be denominated in a currency different from the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs, in bearer form, are designed for issuance in European securities markets.

                 Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. Subject to the provisions of the 1940 Act, the portfolio may invest in the shares of such investment companies. The portfolio may also invest a portion of its assets in unit trusts and country funds that invest in foreign markets that are smaller than those in which the portfolio would ordinarily invest directly.
Investments in such pooled vehicles should enhance the geographical diversification of the portfolio's assets while reducing the risks associated with investing in certain smaller foreign markets. Investments by the portfolio in such vehicles will provide increased liquidity and lower transaction costs than are normally associated with direct investments in such markets, however, there may be duplicative expenses, such as advisory fees or custodial fees. At the present time, the portfolio intends to limit its investments in these vehicles, together with its investments in other investment companies, to no more than 10% of its total assets. In addition, based upon exemptive relief obtained by the portfolio under the 1940 Act, a portion of the equity and convertible securities that may be acquired by the portfolio may be issued by foreign companies that, in each of their most recent fiscal years, derived more than 15% of their gross revenues from their activities as a broker, a dealer, an underwriter or an investment adviser.

                 Although the portfolio will normally invest at least 80% of its assets in the equity securities of companies domiciled outside of the U.S., the portfolio may significantly alter its make-up as a temporary defensive strategy. A defensive strategy would only be employed if, in the judgment of the Advisers, investments in international equity securities became decidedly unattractive because of current or anticipated adverse economic, financial, political and social factors. The types of securities that might be acquired and held for defensive purposes could include non-convertible preferred stock, investment-grade debt securities, fixed income securities and securities issued by the U.S. or foreign governments as well as domestic or foreign money market instruments. At such time as the Advisers determine that the portfolio's defensive strategy is no longer warranted, the portfolio will adjust its portfolio back to its normal complement of international equity securities as soon as practicable.

                 SPECIAL CONSIDERATION CONCERNING INTERNATIONAL INVESTING. Investments in foreign equity securities present opportunities for both increased benefits and risks as compared to investments in the U.S. securities market. Securities markets in different countries may offer enhanced diversification of investors' portfolios because of differences in economic, financial, political and social factors. The portfolio allows investors to diversify their portfolios by investing in various companies and economies outside of the U.S., thereby taking advantage of these differences. However, investing in securities of foreign issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers. These risks may include less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial
reporting standards, practices and requirements.   Securities of foreign
issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulations, political instability and restrictions in the flow of international capital. Securities of some foreign issuers are less liquid and their prices more volatile than the securities of U.S. companies. In addition, the time period for settlement of transactions in foreign securities may be longer than domestic securities. It may also be more difficult to obtain and enforce judgments against foreign entities.

                 The portfolio is expected to incur operating expenses which are higher than those of mutual funds investing exclusively in U.S. equity securities, since expenses such as brokerage commissions and custodial fees related to foreign investments are usually higher than those associated with investments in U.S. securities. In addition, dividends and interest from foreign securities may be subject to foreign withholding taxes. (For more information, see the section entitled "Dividends, Distributions and Taxes" below.)

                 The securities held by the portfolio will usually be denominated in currencies other than the U.S. dollar. Therefore, changes in foreign exchange rates will affect the value of the securities held in the portfolio either beneficially or adversely. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, distributed to shareholders.


                 If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the portfolio, the Board of Directors of the Fund will promptly review the policies of the portfolio to determine whether significant changes in its portfolio are appropriate.


                 The portfolio may invest a portion of its assets in emerging markets which may include developing countries or countries with new or developing capital markets. The considerations noted above are generally intensified for these investments. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Securities of issues located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

                 ADDITIONAL INVESTMENT INFORMATION. The portfolio's turnover rate may vary significantly from year to year. Although the portfolio does not intend to trade securities for short-term profit, there is no limitation on the length of time securities must be held by the portfolio prior to being sold. A higher portfolio turnover rate would involve correspondingly higher transaction costs, which would be borne directly by the portfolio. Although the portfolio cannot accurately predict its annual portfolio turnover rate, under normal circumstances it is not expected to exceed 100%.

                 The portfolio may not borrow money except as a temporary measure for extraordinary or emergency purposes and not for leverage purposes, and then only in an amount up to 10% of the value of its total assets, in order to meet redemption requests.

SPECIAL INVESTMENT TECHNIQUES.

                 This section describes the types of special investment techniques which the portfolio may use in an effort to achieve its investment objective and also describes the risks associated with such investment techniques. These techniques and related risks are described in more detail in the Statement of Additional Information.

                 FORWARD FOREIGN CURRENCY TRANSACTIONS. The portfolio may enter into forward foreign currency contracts as a means of managing the risks associated with changes in exchange rates. A forward foreign currency contract is an agreement to exchange U.S. dollars for foreign currencies at a specified future date and specified amount which is set by the parties at the time of entering into the contract. The Advisers will generally use such currency contracts to fix a definite price for securities they have agreed to buy or sell and may also use such contracts to hedge the portfolio's investments against adverse exchange rate changes. Alternatively, the portfolio may enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Advisers believe that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which securities of the portfolio are denominated ("cross-hedge"). The profitability of forward foreign currency transactions depends upon correctly predicting future changes in exchange rates between the U.S. dollar and foreign currencies. As a result, the portfolio may incur either a gain or loss on such transactions. While forward foreign currency transactions may help reduce losses on securities denominated in a foreign currency, they may also reduce gains on such securities depending on the actual changes in the currency's exchange value relative to that of the offsetting currency involved in the transaction. The portfolio will not enter into forward foreign currency transactions for speculative purposes.

                 WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time, in the ordinary course of business, the portfolio may purchase newly-issued securities appropriate for the portfolio on a "when-issued" basis and may purchase or sell securities appropriate for the portfolio on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by the portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the portfolio to lock in an attractive purchase price or yield on a security the portfolio intends to purchase. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase and settlement, no payment is made or received by the portfolio and, for delayed delivery purchases, no interest accrues to the portfolio. Because the portfolio is required to set aside cash or liquid high grade securities at least equal in value to its commitments to purchase when-issued or delayed delivery securities, the Sub-Adviser's ability to manage the portfolio's assets is affected by such commitments. The portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell them before the settlement date if deemed advisable.

                 FOREIGN CURRENCY FUTURES. The portfolio may purchase and sell futures on foreign currencies as a hedge against possible variation in foreign exchange rates. Foreign currency futures contracts are traded on boards of trade and futures exchanges. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a particular currency for a particular price on a future date. To the extent that the portfolio engages in foreign currency futures transactions, but fails to consummate its obligations under the contract, the net effect to the portfolio would be the same as speculating in the underlying futures contract.

                 SPECIAL CONSIDERATIONS RELATING TO FUTURES TRANSACTIONS. Futures contracts entail certain risks. If the Adviser's judgment about the general direction of interest rates or markets is wrong, the portfolio's overall performance may be less than if no such contracts had been entered into.

                 There may also be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions, because of the resultant reduction in the liquidity of the futures market. In addition, because margin requirements in the future markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Because of price distortions in the futures market and an imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the portfolio's advisers may still not result in a successful hedging transaction. The portfolio could also experience losses if it could not close out its futures position because of an illiquid secondary market, and losses on futures contracts are not limited to the amount invested in the contract. The above circumstances could cause the portfolio to lose money on the financial futures contracts and also on the value of its portfolio securities.

                 APPLICABLE U.S. REGULATORY RESTRICTIONS. To the extent required to comply with the 1940 Act and the rules and interpretations thereunder, whenever the portfolio enters into a futures contract, or enters into a delayed delivery purchase, the portfolio will maintain a segregated account consisting of either cash or liquid high-grade securities equal to the portfolio's potential obligation under such contracts. The segregation of assets places a practical limit on the extent to which the portfolio may engage in futures contracts, and enter into delayed delivery transactions.

                 To the extent required to comply with CFTC Rule 4.5 and in order to avoid "commodity pool operator" status, the portfolio will not enter into a financial futures contract if immediately thereafter the aggregate initial margin and premiums for such contracts held by the portfolio would exceed 5% of the liquidation value of the portfolio's assets. The portfolio will not engage in transactions in financial futures contracts for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities which the portfolio holds or intends to purchase. When financial futures contracts are purchased to protect against a price increase on securities intended to be purchased later, the portfolio anticipates that it will complete at least 75% of such intended purchases.

INCOME FUND

                 The Income Fund pursues its investment objective of providing investors with as high a level of current income as is consistent with preservation of capital by investing primarily in a diversified portfolio of high grade intermediate-term debt securities. As a matter of fundamental policy, under normal conditions at least 90% of the portfolio's assets will be invested in the following:

         o U.S. dollar denominated debt securities (domestic or foreign) with long-term ratings of at least A-or better, or an equivalent rating, by at least one of the following four nationally recognized statistical rating organizations ("Rating Organizations"): Duff & Phelps, Inc., Fitch Investors Service, Inc., Moody's Investors Service, Inc. and Standard &
                 Poor's   Corporation;

         o Obligations of or guaranteed by the United States Government, its agencies or instrumentalities. These securities include direct obligations of the U.S. Treasury, which differ only in their interest rates, maturities and time of issuance, and
                 obligations issued or guaranteed by U.S.   Government agencies
                 or instrumentalities, which differ in the degree of support provided by the U.S. Government. Although these securities are subject to the market risks resulting from fluctuation in interest rates, they will be paid in full if held to maturity;

         o Collateralized Obligations. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of assets, such as mortgages, mortgage-backed securities, debit balances on credit card accounts or U.S. Government securities.  The
                 issuer's   obligation to make interest and/or principal
                 payments is secured by the underlying pool or portfolio of securities. A variety of types of collateralized obligations are available currently and others may become available in the future. Some obligations are for the guaranteed payment of only principal (the principal-only or "PO" class) or interest (the interest-only or "IO" class), while others are for the guaranteed payment of both, or some variation thereof. The yields to maturity on PO and IO class obligations are more sensitive than other obligations, with the IO class obligations being extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets. The portfolio will invest only in PO and IO class mortgage obligations collateralized by securities guaranteed by the U.S. Government. The mortgage-backed collateralized obligations in which the portfolio may invest include pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Payments of principal and/or interest on such mortgages, including prepayments, are guaranteed by the agency or instrumentality. As noted above, the agencies and instrumentalities are subject to varying degrees of support by the U.S. Government. The Income Fund may invest in collateralized obligations (both mortgage-backed and asset-backed) that are not guaranteed by a U.S. Government agency or instrumentality only if those collateralized obligations are rated A-or better, or have received an equivalent rating, by one of the four Rating Organizations.
                 The effective credit quality of collateralized obligations is the credit quality of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies. These collateralized obligations generally have excess collateral but typically any guarantee is limited to a specified percentage of the pool of assets. Asset-backed collateralized obligations present certain risks that are not presented by mortgage-backed obligations. Primarily, these obligations do not have the benefit of the same security interest in the related collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Other types of asset-backed obligations may entail problems with recovery of the collateral. Therefore, there is the possibility that the collateral may not, in some cases, be available to support payments on these obligations. The portfolio may invest in mortgage derivative products like inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. The income from an inverse floater may be magnified to the extent that its rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest.
                 The higher the degree of magnification in an inverse floater, the greater the volatility in its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The coupon of an inverse floating rate note moves inversely to the movement of interest rates. In addition, mortgage-backed inverse floaters will experience approximately the same changes in average lives and durations that other comparable fixed rate mortgage-backed bonds do when prepayments rise and fall with declines and increases in interest rates. In a rising interest rate environment, the declining coupon coupled with the increase in the average life can magnify the price decline relative to a fixed rate obligation. Conversely, rate declines increase coupon income and gradually shorten the average life, which tends to amplify the price increase. Inverse floaters are typically priced based on a matrix. Some types of collateralized obligations may be less liquid than other types of securities.
                 Investments in collateralized obligations that are deemed to be illiquid, which includes PO and IO class mortgage obligations, will be subject to the 15% limitation on illiquid assets; and


         o Commercial paper obligations rated within the highest grade by one of the four Rating Organizations.

                 For greater detail about the portfolio's investments, see "Income Fund--Investment Policies and Techniques" in the Statement of Additional Information. For a description of ratings, see Appendix B in the Statement of Additional Information.


                 From time to time, up to 10% of the portfolio's total assets may be invested in unrated debt securities, which the Adviser deems to be of at least "A-" quality and provided that the comparable debt of the issuer has a rating of at least A- or its equivalent by one of the four Rating
Organizations. Obligations that are unrated are not necessarily of lower quality than those that are rated, but may be less marketable and, consequently, provide higher yields.



                 When warranted, in the opinion of the Adviser, by prevailing market, economic or other conditions, the portfolio for temporary defensive purposes may invest up to 100% of its assets in other types of securities, including high quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements; or it may retain funds in cash.



                 The portfolio will not normally engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the portfolio's investment objective. Accordingly, the portfolio may sell portfolio securities in anticipation of a rise in interest rates and purchase securities for inclusion in its portfolio in anticipation of a decline in interest rates. Most of the trading activity of the portfolio will be undertaken, as described above, to accomplish the portfolio's objective in relation to anticipated movements in the level of long-term interest rates. Portfolio turnover rate will not be a limiting factor for the portfolio. For example, a security may be sold and another of comparable quality and maturity purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Similar temporary yield disparities may exist between types of bonds (e.g., between corporate bonds and federal agency bonds) so that the Adviser may deem it advantageous to switch from one type to the other. It is anticipated that the Income Fund's turnover rate, under normal circumstances, will be less than 100%. For purposes of calculating portfolio turnover, the practice of engaging in mortgage dollar rolls of mortgage-backed securities will not be treated as a sale or purchase.



                 Investment Risks. Although in the opinion of the Adviser the risk of loss of principal should be reduced by the quality of the investments in which the portfolio will primarily invest, the portfolio's investments are subject to financial risks. The portfolio's investments are subject to price fluctuations resulting from various factors, including rising or declining interest rates (market risks). The value of the portfolio's investments (other than interest-only class obligations) tends to decrease when interest rates rise and tends to increase when interest rates fall. They also are subject to the ability of the issuers of such investments to make payment at maturity (financial risks). For example, not all securities issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Such securities involve different degrees of government backing. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities in which the portfolio may invest are backed by the full faith and credit of the United States, such as modified pass-through GNMA certificates; while others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury (such as obligations of the FNMA and the FHLMC), and others are backed only by the credit of the issuer itself (such as obligations of the Student Loan Marketing Association). In addition, the longer maturities that typically provide the better yields may subject the portfolio to increased price changes resulting from market yield fluctuations. The potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments by certain mortgage-backed securities, such as GNMA Certificates and other collateralized obligations. During periods of declining interest rates, mortgages underlying the security are prone to prepayment, causing the security's stated maturity to be shortened. Prepayment of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the portfolio and may even result in losses to the portfolio if the prepaid securities were acquired at a premium. Because mortgage-backed securities tend to be sensitive to prepayment rates on the underlying collateral, their value to the portfolio is dependent upon the accuracy of the prepayment projections used which are a consensus derived from several major securities dealers. The anticipated dollar weighted average maturity of the portfolio is 3 to 7 years. The anticipated weighted average modified duration for this portfolio is 2 to 5 years, with a maximum duration on any instrument of 8 years. The duration of many mortgage backed securities changes substantially due to changes in interest rates and prepayment rates. The Adviser will not continue to hold a security whose duration has moved above 8 years. The duration of an instrument is different from the maturity of an instrument in that duration measures the average period remaining until the discounted value of the amounts due (principal and interest) under the instrument are to be paid rather than the instrument's stated final maturity. For example, a duration of 5 years means that if interest rates increase 1%, the value of the portfolio would decrease approximately 5%. Modified duration adjusts duration to take into account the yield to maturity and the number of coupons received each year. For purposes of calculating duration, instruments allowing prepayment will be assigned a maturity schedule by the Adviser based on general experience.

                 To the extent the portfolio invests in foreign securities, such securities may entail risks not associated with domestic securities. The prices of such securities may be more volatile, there may be less publicly available information about foreign issuers and many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers.

                 OTHER INVESTMENT PRACTICES. From time to time, in the ordinary course of business, the portfolio may purchase newly-issued securities appropriate for the portfolio on a "when-issued" basis and may purchase or sell securities appropriate for the portfolio on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by the portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the portfolio to lock in an attractive purchase price or yield on a security the portfolio intends to purchase or an attractive sale price on a security the portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by the portfolio and, for delayed delivery purchases, no interest accrues to the portfolio. Because the portfolio is required to set aside cash or liquid high grade securities at least equal in value to its commitments to purchase when-issued or delayed delivery securities, the Adviser's ability to manage the portfolio's assets is affected by such commitments. The portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell them before the settlement date if deemed advisable.


                 The portfolio may from time to time lend securities (but not in excess of 75% of its assets) from its portfolio to brokers, dealers and financial institutions, provided that: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities, cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (2) the portfolio may at any time call the loan and regain the securities loaned; and (3) the Adviser (under the supervision of the Board of Directors) has reviewed the creditworthiness of the borrower and has found it satisfactory. The portfolio will receive from the borrower amounts equal to the interest paid on the securities loaned, and will also earn income for having made the loan. Any cash collateral will be invested in short-term securities, the income from which will increase the return to the portfolio. The risks associated with lending portfolio securities are similar to those of entering into repurchase agreements (see "Ready Reserves Fund--Other Investment Practices").


                 The portfolio may invest in repurchase agreements, which are instruments under which the portfolio acquires ownership of a security and the seller, who is a broker-dealer or a bank, agrees to repurchase the security at a mutually agreed upon time and price. The repurchase agreement serves to fix the yield of the security during the portfolio's holding period. The modified duration of a security subject to repurchase may exceed 8 years. Investments in repurchase agreements maturing in more than 7 days, together with any other securities that are considered to be illiquid, will not exceed 15% of the net assets of the portfolio. The portfolio currently intends to restrict its investment in repurchase agreements in the same manner as described for the Ready Reserves Fund (see "Ready Reserves Fund--Other Investment Practices").


READY RESERVES FUND

                 The Ready Reserves Fund pursues its investment objective of obtaining the maximum current income consistent with preservation of capital by investing exclusively in high quality money market instruments. These instruments are considered to be among the safest investments available because of their short maturities, liquidity and high quality ratings. The portfolio seeks to maintain a net asset value of $1.00 per share. Nevertheless, there is no guarantee that the objective of the portfolio will be achieved or that the net asset value of $1.00 per share of the portfolio will be maintained.

                 The portfolio will invest exclusively in the following types of high quality, U.S. dollar denominated money market instruments that mature in 13 months or less:

         o Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

         o Certificates of deposit, bankers' acceptances and time deposits issued by U.S. banks, savings banks, savings and loan associations, insurance companies and mortgage bankers, each entity having assets in excess of $1 billion.

         o Short-term corporate obligations, including commercial paper, notes and bonds; and

         o Repurchase agreements on obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

A more complete description of these types of investments is found in Appendix A of the Statement of Additional Information.

                 LIMITING INVESTMENT RISKS. The portfolio has adopted certain investment policies designed to limit the market and financial risks to the portfolio. (See below for a description of investment risks.) The portfolio may only invest in securities that, based on their short-term ratings, are deemed to be the highest grade, or if unrated, are of equivalent quality in the judgment of the Adviser, subject to the supervision of the Board of Directors. However, the portfolio may invest up to five percent (5%) of its total assets in securities deemed within the second highest grade, or if unrated, are of equivalent quality. In addition, portfolio investments will be limited to instruments that the Adviser, under the supervision of the Board of Directors, has determined present minimal credit risks. Securities are deemed to be high grade if they are rated high quality by two nationally recognized statistical rating organizations ("Rating Organizations"), or if only rated by one Rating Organization, rated high quality by that Rating Organization. For example, commercial paper rated Duff -1 minus, Fitch -1, Prime -1 and A-1 by Duff & Phelps, Inc., Fitch Investors Service, Inc., Moody Investors Service, Inc. and Standard & Poor's Corporation, respectively, would be considered high grade. Obligations that are unrated are not necessarily of lower quality than those that are rated, but may be less marketable and, consequently, provide higher yields. To a limited extent, investments in commercial paper may also include obligations issued under Section 4(2) of the Securities Act of 1933. Because such obligations are purchased pursuant to a private placement, their disposition is restricted. Further, the portfolio may invest in other corporate obligations maturing in thirteen months or less, such as publicly traded bonds, debentures and notes, if they are rated within the two highest grades by a Rating Organization. For a description of these ratings, see Appendix B in the Statement of Additional Information.

                 The portfolio will not invest more than 25% of its total assets in any one industry, except that the portfolio may invest more than 25% of its total assets in the domestic banking industry. This limitation does not apply to U.S. Government securities, including obligations issued or guaranteed by its agencies or instrumentalities. The portfolio will also manage its investments so that the dollar-weighted average maturity of its portfolio will not exceed 90 days.

                 The portfolio's investments are subject to minimal price fluctuations resulting from various factors, including rising or declining interest rates (market risks). The value of the portfolio's investments tends to decrease when interest rates rise and tends to increase when interest rates fall. They also are subject to the ability of the issuers of such investments to make payment at maturity (financial risks). For example, not all securities issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Such securities involve different degrees of government backing. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities in which the portfolio may invest are backed by the full faith and credit of the United States, such as modified pass-through GNMA certificates; while others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury (such as obligations of the FNMA and the FHLMC), and others are backed only by the credit of the issuer itself (such as obligations of the Student Loan Marketing Association). The investment policies and practices of the portfolio are such that these market and financial risks should be very small.

                 OTHER INVESTMENT PRACTICES. The portfolio may engage in certain other investment practices. The portfolio may invest in some securities on a when-issued or delayed delivery basis. The portfolio may also invest in instruments having rates of interest that are adjusted periodically or that "float" continuously or periodically according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

                 Further, the portfolio may invest in Variable Rate Securities that have a demand feature entitling the portfolio to resell the securities to the issuer or a third party at an amount approximately equal to the principal amount thereof plus accrued interest ("Variable Rate Demand Securities"). As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Many of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities.

                 The portfolio determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules, allowing the portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument if they are guaranteed by the U.S. Government or its agencies, they have a stated maturity date of one year or less or they have demand features prior to maturity.

         Additionally, the portfolio may invest in repurchase agreements, which are instruments under which the portfolio acquires ownership of a security and the seller, who is a broker-dealer or a bank, agrees to repurchase the security at a mutually agreed upon time and price. The repurchase agreement serves to fix the yield of the security during the portfolio's holding period. The maturity of a security subject to repurchase may exceed one year. There is no limit on the percentage of the portfolio's total assets that may be invested in repurchase agreements, except that repurchase agreements maturing in more than 7 days, together with any securities that are restricted as to disposition under the federal securities laws or are otherwise considered to be illiquid, will not exceed 10% of the net assets of the portfolio.

                 The portfolio currently intends to enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities. In all cases, the Adviser for the portfolio, subject to the supervision of the Board of Directors, must be satisfied with the creditworthiness of the seller before entering into a repurchase agreement. In the event of the bankruptcy or other default of the seller of a repurchase agreement, the portfolio could incur expenses and delays enforcing its rights under the agreement and experience a decline in the value of the underlying securities and loss of income.

                        DETERMINATION OF NET ASSET VALUE



                 Net asset value per share for the Growth Fund and the International Growth Fund will be determined as of the earlier of 3:00 p.m., Chicago time, or the close of business on the New York Stock Exchange on each day on which that Exchange is open and on each other day on which there is sufficient trading in the portfolio's investments that it might materially affect the net asset value, except that the net asset value will not be computed on a day on which no orders to purchase shares were received and no
shares were tendered for redemption.   As of such time, quotations of foreign
securities in foreign currencies are converted into the U.S. dollar equivalents at the prevailing market rates as computed by Investors Bank & Trust Company, custodian of the portfolio's assets. Net asset value per share for the Income Fund will be determined daily, as of 2:00 p.m., Chicago time, on each day when New York banks are open for business (except on Good Friday), except that the net asset value may not be computed on a day on which no orders to purchase shares were received and no shares were tendered for redemption. Net asset value per share of the Ready Reserves Fund is determined daily, immediately after the declaration of dividends, as of 3:00 p.m., Chicago time, on each day when New York banks are open for business (except on Good Friday). The per share net asset value is determined by dividing the value of the portfolio's assets, less its liabilities, by the number of its shares outstanding.


                 For the Growth Fund, the market value of portfolio securities is determined by valuing securities traded on national securities markets at the last sale price or, in the absence of a recent sale on the date of determination, at the latest bid price. Securities for which market quotations are not available, and all other assets, are appraised at fair value as determined in good faith by the Board of Directors.

                 For the International Growth Fund, the value of a foreign security held by the portfolio is determined based upon its sale price on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange or, if there have been no sales during the day, at the latest bid prices. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to 3:00 p.m. Chicago time, the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every day the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when the New York Stock Exchange is not open and on other days when the portfolio's net asset value is not calculated. Consequently, the calculation of the net asset value for the International Growth Fund may not occur contemporaneously with the determination of the most current market prices of the securities included in such calculation. In addition, the value of the net assets held by the portfolio may be significantly affected on days when shares are not available for purchase or redemption. Securities listed or traded on any domestic (U.S.) securities exchange are valued at the last sale price or, if there have been no sales during the day, at the latest bid prices. Securities traded only on the over-the-counter market are valued at the latest bid prices. Other securities, both foreign and domestic, for which market quotations are not readily available, including restricted securities and other illiquid assets are appraised at fair value as determined in good faith by the Board of Directors.


                 For the Income Fund, fixed-income securities are valued by using market quotations, independent pricing services that use prices provided by market makers or matrixes producing estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities, and all other assets, are appraised at a fair value as determined in good faith by or under the direction of the Board of Directors. For the purposes of calculating the net asset value of the Ready Reserves Fund, portfolio securities are valued at their amortized cost, which means their acquisition cost adjusted for the amortization of the premium or discount. The portfolio seeks to maintain a net asset value of $1.00 per share.


                                  PERFORMANCE



                 From time to time, the portfolios may advertise several types of performance information. For the Growth Fund, International Growth Fund and Income Fund performance information may include "average annual total return" and "total return." The Income Fund and Ready Reserves Fund may also advertise yield performance. In addition, the Ready Reserves Fund portfolio may advertise effective yield. Each of these figures is based upon historical results and is not necessarily representative of the future performance of the portfolio.


                 Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the portfolio for the period in question, assuming the reinvestment of all dividends during the period. Thus, these figures reflect the change in the value of an investment in the portfolio during a specified period. Average annual total return will be quoted for at least the one-, five-and ten-year periods ending on a recent calendar quarter. Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question.


                 For the Income Fund, yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the offering price of the portfolio's shares. For the Ready Reserves Fund, yield is a measure of the net investment income per share earned over a specific 7-day period for the Ready Reserves Fund expressed as a percentage of the offering price of the portfolio's shares. Yield is an annualized figure, which means that it is assumed that the portfolio generates the same level of net investment income over a one-year period. Semiannual compounding is assumed for the Income Fund.


                 The Ready Reserves Fund's effective yield is calculated similarly to its yield, but the net investment income earned is assumed to be compounded when annualized. The portfolio's effective yield will be slightly higher than its yield due to compounding.


                 From time to time, the Growth Fund's performance may be compared to that of various, unmanaged stock indices such as the Standard & Poor's 500 Stock Index, NASDAQ, Value Line, and Russell 1,000, 2,000 and 3,000, and may also be compared to the performance of other growth mutual funds or mutual fund indices as reported by CDA Investment Technologies, Inc. ("CDA"), Lipper Analytical Services, Inc. ("Lipper") or Morningstar, Inc. ("Morningstar"). CDA, Lipper and Morningstar are widely recognized independent mutual fund reporting services. CDA, Lipper and Morningstar performance calculations are based upon changes in net asset value with all dividends and capital gain distributions reinvested.


                 Comparative performance information may be used from time to time in advertising the International Growth Fund, including data from independent fund reporting services, such as: CDA, Lipper, Micropal Ltd. and Morningstar; independent unmanaged indices, such as Morgan Stanley Capital International's Europe, Australia and the Far East (EAFE) Index and Standard and Poor's 500 Stock Index; and industry or financial publications of general U.S. or international interest, such as Morningstar, The Wall Street Journal, The New York Times, Barron's, Business Week, Financial Times, Forbes and Money.


                 From time to time, the Income Fund's performance may be compared to that of the Consumer Price Index or various unmanaged indices, including the Shearson Lehman Intermediate Government/Corporate Bond Index and the Merrill Lynch Intermediate Term Corporate & Government Index; and it may also be compared to the performance of other appropriate fixed income or mutual fund indices as reported by Lipper or CDA. Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested. Also, historical performance may be compared to various indices or securities, such as the rate of inflation or the return on intermediate-term government bonds and Treasury Bills.


                 The portfolios may quote information from publications such as Morningstar, The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the Bank Rate Monitor National Index or various certificates of deposit indexes, money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Average (All Taxable). Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. treasury bill indexes. Certain of these alternative investments may offer fixed rates of return, and guaranteed principal and may be insured.


                 From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for the Income Fund. Distribution rate is simply a measure of the level of income and short-term capital gain dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized or unrealized appreciation or depreciation of, such investments during the period. Distribution rate, therefore, is not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include short-term gains (which may be nonrecurring) and may not include the effect of amortization of bond premiums.


                 The portfolios' returns and net asset value will fluctuate. More information concerning the portfolios' performance appears in the Statement of Additional Information.

                        DIVIDEND AND DISTRIBUTION POLICY


                 The Fund's policy is to distribute substantially all net investment income and all net realized capital gain, if any. For the Growth Fund, income dividends are normally paid in August and December of each year, and capital gain distributions, if any, will generally be paid in December. For the International Growth Fund, income dividends and capital gain distributions, if any, will generally be paid in December.


                 For the Income Fund income dividends are normally paid monthly, with net realized long-term capital gain distributions, if any, generally being paid in December and/or in January. The Fund attempts to maintain relatively level monthly dividends for the Income Fund and therefore, from time to time may distribute or retain net investment income and capital gain or make a return of capital distribution in order to pursue that goal.
All distributions of income and capital gain and any return of capital would have the effect of immediately thereafter decreasing the net asset value per share. Income dividends and capital gain distributions will be automatically reinvested in additional shares of the portfolio at net asset value on the reinvestment date, which is generally the 15th day of each month if a business day, unless the shareholder specifically requests otherwise. The shareholder can ask that income dividends or capital gain distributions or both be paid in cash. Cash payments are made by the Fund's Dividend Paying Agent, Boston Financial Data Services, Inc., shortly following the reinvestment date.


                 The Fund's policy is to distribute substantially all Ready Reserves Fund's net investment income and net realized capital gain if any. Income dividends, and any capital gain distributions, will vary from year to year. On each day the Fund is open for business, the Ready Reserves Fund's net investment income will be declared at 3:00 p.m., Chicago time, as a dividend to shareholders who were of record prior to the declaration. Shareholders may elect to have dividends reinvested in additional shares or paid in cash monthly.

                 Dividends are reinvested on the reinvestment date, which is generally the 15th day of each month if a business day, otherwise on the next business day. Dividends will be automatically reinvested in additional shares of the portfolio unless the shareholder specifically requests them in cash. Cash dividends are paid by the Dividend Paying Agent shortly following the reinvestment date.


                 The Fund may vary these dividend practices at any time.
Income dividends and any capital gain distributions on all four portfolios will vary from year to year. Dividends and distributions may be subject to withholding as required by the Internal Revenue Service (see "Federal Income Taxation").

                             MANAGEMENT OF THE FUND


BOARD OF DIRECTORS

                 Responsibility for overall management of the Fund rests with its directors and officers, and their duties include supervising the business affairs of the Fund, monitoring investment activities and practices, and considering and acting upon future plans for the Fund. The business affairs and investments of the Fund are managed on a day-to-day basis by the Fund's Adviser.

THE ADVISER


                 William Blair & Company, L.L.C., the Adviser, 222 West Adams Street, Chicago, Illinois 60606, is the investment adviser and manager of the Fund and provides the Fund with continuous professional investment supervision. The Adviser is also the principal underwriter and distributor ("Distributor") of the Fund and acts as agent of the Fund in the sale of its shares. William Blair & Company, L.L.C. was founded over 50 years ago by William McCormick Blair. Today the firm has more than 100 principals and 500 employees at offices in Chicago, San Francisco, London, Liechtenstein and Zurich. The main office in Chicago houses all investment banking, research and investment management services.




                 The firm's structure attracts professionals of the highest caliber. Free from bureaucratic restrictions and short-term performance goals, these individuals can focus on the long-term growth of the firm. The principals, dedicated to the firm as a whole, foster a team approach that makes each department a source of ideas and innovation.



                 The Investment Management Department oversees the assets of the four William Blair mutual funds, along with corporate pension plans, endowments and foundations, and individual accounts. The department currently manages over $6 billion in equities, fixed-income securities and cash equivalents.



                 Clients are best served when portfolio managers are encouraged to draw on their experience and develop new ideas. This philosophy has helped build a hard-working, results-oriented team of 19 portfolio managers, supported by 23 analysts, with an exceptionally low turnover rate. William Blair portfolio managers average more than a dozen years with William Blair and more than two decades experience in the investment industry. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.


                 Pursuant to its management agreement, the Adviser directs the investment of the assets of the Fund, and is responsible for the overall management of the business affairs of the portfolios, subject to the supervision of the Fund's Board of Directors. The Adviser's duties include responsibility for determining which investments to buy and sell, placing brokerage and negotiating the terms of securities transactions on behalf of the Fund. It also provides various other services and facilities.

                 The Growth Fund is managed by James L. (Rocky) Barber, Jr. and Mark A. Fuller, III. Rocky Barber joined William Blair in 1986 as a portfolio manager and manager of the Investment Management Department. Previously, he was an equity and fixed-income manager with Alliance Capital Management for nine years and was also president of the Alliance Capital Bond Fund, a group of fixed-income mutual funds. Prior to that, Rocky was a financial analyst with the Stanford University Endowment. Rocky is president of William Blair Mutual Funds, Inc. and is a past president of the Board of Commissioners of the Winnetka Park District as well as a past Chairman of the Board of Trustees of the Stanford Business School Trust. He currently serves on the Board of The LaRabida Children's Hospital Foundation. His educational background includes a B.A., an M.S. and an M.B.A., all from Stanford University. He is a Chartered Financial Analyst.


                 Mark Fuller has been with William Blair since 1983. Prior to joining the firm he was with IBM Corporation in the computer sales industry. He has a B.A. from Northwestern University and an M.B.A. from Northwestern University Kellogg Graduate School of Management.

                 Bentley Myer, the manager of the Income Fund and the Ready Reserves Fund, joined William Blair in 1991 as a fixed-income portfolio manager. From 1983 to 1991 he was associated with LaSalle National Trust, first as head of fixed-income investments and later as chief investment officer. Prior to that, Bentley was head of the municipal investment section of the trust department of Harris Trust and Savings Bank. He is currently a director of Delnor Community Hospital Foundation and a member of the Investment Analysts Society of Chicago. His education includes a B.A. from Middlebury College and a M.B.A. from Wharton School of the University of Pennsylvania.


                 For the International Growth Fund, the Adviser has, in turn, entered into a sub-management agreement with Framlington Overseas Investment Management Limited ("Framlington"), appointing the latter as sub-investment manager and delegating to Framlington the day-to-day management responsibilities for the portfolio (see below). The Adviser continuously monitors and evaluates the performance of Framlington.

                 THE SUB-ADVISER. Pursuant to its appointment as sub-investment adviser, Framlington Overseas Investment Management Limited ("Sub-Adviser"), located at 155 Bishopsgate, London, ECZM 3XJ, manages the day-to-day investment of the portfolio's assets.


                 The Sub-Adviser is registered as an investment adviser in the U.S. under the Investment Advisers Act of 1940 as well as in the United Kingdom with Investment Management Regulatory Organization Limited (IMRO). The Sub-Adviser is a wholly owned subsidiary of the Framlington Group plc, which has been providing independent investment management services to institutional clients outside of the United Kingdom for many years, with over $3.5 billion in assets under management. The Framlington Group plc is in turn controlled by Credit Commercial de France, S.A. and The Throgmorton Trust plc.


                 Pursuant to the sub-management agreement, the Sub-Adviser has full discretion to purchase and sell portfolio securities and to select brokers for the execution of such purchases and sales, consistent with the International Growth Fund's investment objective, policies and restrictions as well as all applicable laws and regulations. (See the Statement of Additional Information for additional information on the Adviser and Sub-Adviser.)


                 Asset allocation decisions and portfolio strategies for the International Growth Fund are made jointly by Norbert W. Truderung of the Adviser and Michael Vogel and Simon Key of the Sub-Adviser. The portfolio investments are managed by Mr. Vogel and Mr. Key. Messrs. Truderung and Key have performed such functions since the portfolio's inception; Mr. Vogel has served the portfolio since April, 1995. Mr. Truderung is a principal and has been a key member of the Investment Management Services Department of William Blair since 1986. Prior to joining the firm, he was a Vice President, senior investment research analyst and a member of the Investment Policy Committee for The Northern Trust Company. Mr. Truderung has a B.A. from Baldwin-Wallace College.



                 Mr. Vogel is the Group Managing Director of Framlington. He joined the company in April, 1995 from Prolific Financial Management where he undertook the same role. He has fifteen years of experience managing equity portfolios. Mr. Vogel graduated with a degree in commerce and financial management from the University of Birmingham.



                 Mr. Key is the Chief Investment Officer for Framlington. He joined Framlington in 1989 and has overall responsibility for investment research and the coordination of international funds. Mr. Key graduated from the University of East Anglia and attained a Msc in economics at London University prior to becoming an economist with the Bank of England.


MANAGEMENT FEE


                 For the Growth Fund, effective as of May 1, 1996, the Fund pays the Adviser a monthly management advisory fee at an annual rate equal to
 .75% of the average daily net assets of the portfolio. Prior to May 1, 1996, the Fund paid the Adviser a monthly management advisory fee at an annual rate equal to .625% of the first $75 million of the Growth Fund's average daily net assets and .50% of average daily net assets above $75 million. For the services and facilities furnished to the

Growth Fund pursuant to the advisory agreement during the fiscal year ended December 31, 1995, the Adviser received management advisory fees of $1,561,478.



                 As compensation for its services to the International Growth Fund, effective as of May 1, 1996, the Adviser is entitled to a monthly advisory fee at an annual rate equal to 1.10% of the first $250 million of average daily net assets of the portfolio and 1.00% of average daily net assets above $250 million. The management fee is greater than that paid by most mutual funds. The Adviser pays the Sub-Adviser a monthly sub-advisory fee at an annual rate equal to .40% of the first $100 million of average daily assets of the portfolio and .275% of average daily net assets above $100 million. It is important to note that the sub-investment management fee does not represent a separate or additional charge or assessment against the portfolio. Prior to May 1, 1996, the Fund paid the Adviser a monthly management advisory fee at an annual rate equal to 1.10% of the first $100 million of the International Growth Fund's average daily net assets and .95% of average daily net assets above $100 million. The aggregate amount of management advisory fees paid by the International Growth Fund to the Adviser during the fiscal year ended December 31, 1995 was $886,557; $322,384 of this amount was paid to the Sub-Adviser by the Adviser.



                 For the Income Fund, effective as of May 1, 1996, the Fund pays the Adviser a monthly management advisory fee at an annual rate equal to
 .25% of the first $250 million of average daily net assets of the portfolio and .20% of average daily net assets in excess of $250 million, plus 5.0% of the gross income earned. This fee structure results in higher compensation to the Adviser when higher income is achieved, including the higher income that is available from riskier securities. Prior to May 1, 1996, the Fund paid the Adviser a monthly management advisory fee at an annual rate equal to .25% of the first $100 million of the Income Fund's average daily net assets, plus
 .20% of the next $150 million of average daily net assets and .15% of average daily net assets in excess of $250 million, plus 5.0% of the gross income earned by the portfolio. The aggregate amount of management advisory fees paid by the Income Fund during the fiscal year ended December 31, 1995 was $868,277.

                 For the Ready Reserves Fund, effective as of May 1, 1996, the Fund pays the Adviser a monthly management advisory fee at the annual rate of
 .625% of the first $250 million of average daily net assets of the portfolio, .60% of the next $250 million, .575% of the next $2 billion and .55% of the average daily net assets in excess of $2.5 billion. Prior to May 1, 1996, the Fund paid the Adviser a monthly management advisory fee at an annual rate equal to .625% of the first $250 million of the Ready Reserves Fund's average daily net assets, .60% of the next $250 million, .55% of the next $500 million, .50% of the next $2 billion, .45% of the next $2 billion, and .40% of the average daily net assets in excess of $5 billion. For the services and facilities furnished to the Ready Reserves Fund pursuant to the advisory agreement during the fiscal year ended December 31, 1995, the Adviser received management advisory fees of $3,613,262.


EXPENSES


                 The Fund's expenses include: the management advisory fees; transaction costs; interest; taxes; legal, accounting, auditing, transfer agency and custodial fees; and certain other operational expenses. In addition, over a five-year period the International Growth Fund is reimbursing the Adviser $50,000 in expenses incurred by the Adviser in establishing the portfolio.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT


                 The Fund's Custodian is Investors Bank and Trust Company, 89 South Street, Boston, Massachusetts 02205. The Fund's Transfer Agent and Dividend Paying Agent is Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, Massachusetts 02171.



                                HOW TO PURCHASE



                 An investor may make an initial purchase by completing the "Application" form included with this Prospectus, and sending it to the Distributor or to the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS"), P.O. Box 9104, Boston, Massachusetts 02266-9104, together with a check for the amount of the investment made payable to William Blair Mutual Funds, Inc. Subsequent orders should also be sent to BFDS or to the Distributor.

                 All purchases are made at a price based on the net asset value per share that is next computed after receipt of the order in proper form by the Distributor or BFDS (or, in the case of a retirement plan established under the Fund's prototype forms, by the custodian of such plan). BFDS and the Distributor may in certain cases make advance arrangements with shareholders for telephone processing of purchase orders with the payment made by wire transfer of Federal Funds. If an order is not paid for, the purchaser will be liable for any loss to the Fund, and, if the purchaser is a shareholder, the Fund may redeem shares to pay such loss. For the Ready Reserves Fund, the net asset value per share will normally be $1.00. Ready Reserves Fund shares purchased will normally begin accruing dividends on the day following the date of purchase.



                 The Fund's shares are sold continuously without a sales load at a public offering price equal to the net asset value next determined. The minimum initial investment for all portfolios is $5,000 ($2,000 for IRAs).
The minimum for any subsequent investment is generally $1,000 except Ready Reserves Fund, for which the subsequent minimum is $1. The portfolios may accept smaller amounts under a group payroll deduction or similar plan. These minimum amounts may be changed at any time and may be waived for directors, principals, officers or employees of the Fund or Adviser. In addition, the Fund reserves the right to withdraw all or any part of the offering made by this Prospectus and the Fund or the Distributor may reject purchase orders. Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of a portfolio would normally be permitted to continue to purchase additional shares of the portfolio, to have dividends reinvested and to make redemptions. Fund shares are usually held in open accounts, but the Fund will issue a certificate for full shares on written request by a shareholder. Unless payment for shares is made by certified or cashier's check, a share certificate will not be issued until 30 days after the purchase is completed. In the interest of safekeeping and expediting transfers and redemptions, most shareholders prefer not to receive certificates.



                 If an investor purchases or redeems shares of the Fund through an investment dealer, bank or other institution, that institution may impose charges for its services; these charges would reduce the investor's yield or return. An investor may purchase or redeem shares of the Fund directly from or with the Fund's Distributor or its transfer agent, BFDS, without any such charges.



                 In addition, shares of the Ready Reserves Fund can be purchased through an automatic sweep program if an investor establishes a brokerage account with William Blair & Company, L.L.C., provided the investor meets the current minimum brokerage account size requirements. One purpose of the automatic sweep program is to help investors make convenient, efficient use of free credit balances in their William Blair & Company, L.L.C. brokerage accounts.


                 To purchase shares of the Ready Reserves Fund through the automatic sweep program, the investor must have a free credit balance in the investor's brokerage account with the Distributor. A free credit balance may be created as a result of securities transactions effected through the Distributor, receipt of income, or the deposit of funds (by check or wire) with the Distributor. The Distributor is currently offering a program whereby such free credit balances are automatically used to purchase shares of the portfolio. Under current procedures, if there is a free credit balance of at least $1,000, the Distributor will effect an investment in the portfolio shares on behalf of the investor on an expedited basis. In particular, if there is such a free credit balance resulting from securities transactions in the investor's brokerage account at the opening of business of the Distributor, it generally will be invested in shares of the portfolio on that same day, but in no event later than the next business day. If there is such a free credit balance, resulting from a deposit made prior to 2:00 p.m., Chicago time, or a receipt of income, then it will be invested in shares of the portfolio no later than the next business day. If there is a free credit balance of less than $1,000 and at least $1, it will be invested in shares of the portfolio within a maximum of five business days from the day that the free credit balance is created.


                 DIVIDEND REINVESTMENT PLAN. The Fund automatically reinvests all income dividends and capital gain distributions in additional shares of a portfolio's stock at net asset value on the reinvestment date (see "Dividend and Distribution

Policy"). The minimum initial investment under this plan is $5,000 for all portfolios, but the Fund may accept smaller amounts under a group payroll-deduction or similar plan. The minimum for IRAs is $2,000. The current minimum amount for subsequent investments is $1,000 for all portfolios except for Ready Reserves Fund for which the subsequent minimum is $1. These minimums are subject to change at any time.


                 CASH-DIVIDEND PLAN. All income dividends are paid in cash, while all capital gain distributions are automatically reinvested in additional shares at net asset value on the reinvestment date. Upon written instructions, the Fund will pay both income dividends and capital gain distributions, if any, in cash. The minimum initial investment under this plan is the same as the Dividend Reinvestment Plan.

                 AUTOMATIC DEPOSIT OF DIVIDENDS. An investor may elect to have all income dividends or capital gain distributions automatically deposited in a previously established bank account.


                 PRE-AUTHORIZED CHECK PLAN. An investor may specify an amount (a minimum of $250) that is to be invested on the 5th and/or 20th of each month, and instruct BFDS to send pre-authorized checks for that amount to the investor's bank automatically. In all other respects this plan is the same as the Dividend Reinvestment Plan.



                 SYSTEMATIC WITHDRAWAL PLAN. Under this plan, which may be established with shares presently held or through a new investment (which the Fund suggests be at least $5,000), a shareholder specifies a dollar amount to be paid monthly, quarterly or annually. Shares corresponding to the specified dollar amount are automatically redeemed from the account on the fifth business day preceding the end of the month, quarter or the year. Such redemptions are treated as sales for Federal income tax purposes. While this plan is in effect, all income dividends and capital gain distributions on shares in the account will be reinvested at net asset value in additional shares. There is no charge for withdrawals, but the minimum withdrawal is $250 per month. Depending on the size of payments requested, and fluctuations in the net asset value of the shares redeemed, redemptions under this plan may reduce or even exhaust the shareholder's account.



                 RETIREMENT PLANS.   The Fund has available Individual
Retirement Accounts ("IRAs"), under prototypes approved by the Internal Revenue Service, which invest in shares of the portfolios. Contributions to IRAs are fully deductible only to (1) taxpayers who are not active participants in an employer-sponsored retirement plan, and (2) taxpayers who are active participants in an employer-sponsored plan but have adjusted gross income below a specified level. Non-deductible contributions are permitted.


                 The portfolio's shares also may be used with respect to a Simplified Employee Pension Plan ("SEP"), under which an employer makes contributions to all eligible employees' IRAs, or with respect to qualified money purchase pension and/or profit sharing plans.


                 Prototype forms of an IRA and qualified retirement plans and a form of SEP, and additional information concerning such plans, are available from the Fund. BFDS may act as custodian for the portfolio's IRA and certain qualified retirement plans. BFDS charges a $5 plan establishment fee, and there is also an annual $15 custodial fee, and a $10 fee for each lump sum distribution from a plan. These fees may be waived under certain
circumstances.   CONSULTATION WITH A PROFESSIONAL TAX ADVISER IS RECOMMENDED
both because of the complexity of Federal tax law and because various tax penalties are imposed for excess contributions to, and late or premature distributions from, IRAs or qualified retirement plans. Termination of a plan shortly after its adoption may have adverse tax consequences.


                 With respect to these plans: (1) participation in all plans is voluntary; (2) the shareholder may terminate or change a plan at any time without penalty or charge from the Fund; (3) the Fund will pay any additional expenses that it incurs in connection with such plans; (4) new applicants may select a plan or plans by completing the application form included with this Prospectus; (5) additional forms and further information may be obtained by writing or calling the Fund; (6) the Fund reserves the right to change the minimum amounts for initial and subsequent investments or to terminate any of the above plans; (7) the Fund reserves the right to waive investment minimums at the discretion of the Distributor; and (8) the Fund requires a copy of the trust agreement when shares are to be held in trust.

                                 HOW TO REDEEM



                 Redemption requests should be signed by all owners and sent to Boston Financial Data Services, Inc., P.O. Box 9104, Boston, Massachusetts 02266-9104 or, for the Ready Reserves Fund only, to the Distributor. Redemptions of a portfolio's shares are made at the net asset value per share next computed after BFDS (or the Distributor) receives in good order the redemption request, any stock certificates (endorsed, or accompanied by an endorsed stock power, to the order of the Fund) and any necessary documents, such as an inheritance tax consent or evidence of authority (such as letters testamentary), dated not more than 60 days prior to receipt thereof. ANY SINGLE REDEMPTION OF SHARES HAVING A VALUE OF $5,000 OR MORE REQUIRES THAT SIGNATURE(S) BE GUARANTEED BY A BANK THAT IS A MEMBER OF THE FDIC, BY A BROKERAGE FIRM THAT IS A MEMBER OF THE NASD OR AN ELIGIBLE GUARANTOR WHO IS A MEMBER OF, OR A PARTICIPANT IN, A SIGNATURE GUARANTEE PROGRAM. Signature guarantee(s), if required, must appear on the written redemption request and any endorsed stock certificate or stock power.



                 Payment normally will be mailed by the third business day after the receipt by BFDS (or, in the case of the Ready Reserves Fund, the Distributor) of a redemption request and any required documentation (and after any checks in payment for the shares have cleared). A redeeming shareholder may arrange with BFDS to wire redemption proceeds. Redemption requests should not be sent to the Fund or to the Distributor (except in the case of the Ready Reserves Fund), and doing so will delay their receipt by BFDS; a shareholder who sends a redemption request to the Fund or to the Distributor (except in the case of the Ready Reserves Fund) takes the risk of any decrease in net asset value per share during the delay. BFDS may in certain cases make advance arrangements for telephone processing of redemption requests.


                 The price received by a shareholder on redemption may be more or less than cost, depending on the net asset value at the time of redemption. Redemptions will be treated for Federal income tax purposes as sales, and a gain (or loss) will be recognized if the redemption proceeds are more (or less) than the adjusted basis (usually the cost) of the redeemed shares.


                 Fund shares may be transferred by a written request addressed to the Fund and delivered to BFDS giving the name and social security or taxpayer identification number of the transferee, and accompanied by the same signature guarantees and documents as would be required for a redemption, together with specimen signatures of all transferees.


                 REQUESTS FOR CHANGES IN REGISTRATION OR FOR REDEMPTION OR DIVIDEND CHECKS TO BE SENT TO A PLACE OTHER THAN THE ADDRESS OF RECORD, REGARDLESS OF AMOUNT, MUST CONTAIN A SIGNATURE GUARANTEE BY A BANK THAT IS A MEMBER OF THE FDIC, BY A BROKERAGE FIRM THAT IS A MEMBER OF THE NASD, OR BY AN ELIGIBLE GUARANTOR WHO IS A MEMBER OF, OR A PARTICIPANT IN, A SIGNATURE GUARANTEE PROGRAM.

                 Redemption requests for shares held in a retirement plan established under the Fund's prototype forms should be processed through the plan's custodian. Such requests are effective at the net asset value per share that is next computed after the custodian receives the request and any necessary documentation.


                 In addition, shares of the Ready Reserves Fund can be redeemed by one of the methods discussed below. Redemptions will be processed after the next daily dividend declaration and at the net asset value next determined after receipt by State Street Bank of proper notice of redemption from the Distributor or, for redemptions by check, after receipt by BFDS of the check tendered for payment. In this way, the shareholder will receive the net asset value of such shares and all declared but unpaid dividends on such shares through the date of redemption.



                 REQUEST BY SHAREHOLDER (READY RESERVES FUND ONLY). A shareholder may specifically request that all or a portion of the shareholder's investment in the portfolio be redeemed by calling a William Blair & Company, L.L.C. account executive at 312/364-8000, or by writing William Blair & Company, L.L.C., to the attention of the shareholder's account executive at 222 West Adams Street, Chicago, Illinois 60606. Amounts redeemed will be placed in the shareholder's brokerage account. If the Distributor receives notice of the request to redeem the shares by 9:30 a.m., Chicago time, the redemption will be effected as of that date. If notice of the redemption request is received after that time, the redemption will be effected on the next following business day.

                 REDEMPTION BY CHECK (READY RESERVES FUND ONLY). Provided that the Fund has approved the shareholder for check-writing privileges, the shareholder may redeem shares by check. In order to use this method, the shareholder must fill out an application for the check-writing privilege. If the application is approved, the shareholder will be provided with checks that may be made payable to any person in an amount not less than $500 nor more than $9 million. There currently is no charge for this service and no limit on the number of checks that may be written. However, these provisions are subject to change.


                 The payee of the check may cash or deposit it like any other check drawn on a bank. When such check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed at their next determined net asset value per share (which is usually $1.00) to cover the amount of the check. This enables the shareholder to continue earning daily dividends until the check clears. Cancelled checks will be returned to the shareholder by BFDS. Unless one signer is authorized on the application for the check-writing privilege, checks must be signed by all account owners in the same manner as the account is registered.



                 The Fund may refuse to honor checks whenever the right of redemption has been suspended or postponed (as described in the Statement of Additional Information under "Purchase and Redemption of Fund"), or whenever an account is otherwise impaired. An account would be considered impaired when there are insufficient assets to cover the check, when a "stop order" has been placed on the check, and in other situations, such as where there is a dispute over ownership of the account. A $25 service fee will be charged when a check is presented to redeem portfolio shares in excess of the value of the shareholder's account or for checks written for an amount less than $500.


                 AUTOMATIC REDEMPTION (READY RESERVES FUND ONLY). The Distributor has instituted an automatic redemption procedure applicable to shareholders who maintain certain brokerage accounts with it. The Distributor may utilize this procedure to satisfy amounts due it by the shareholder as a result of purchases of securities or other transactions in the shareholder's brokerage account.

                 Under this procedure, if the shareholder so elects, the shareholder's brokerage account will be scanned at the opening of business each day and, after application of any cash balances in the brokerage account, a sufficient number of portfolio shares will be redeemed, effective that day at the next determined net asset value, to satisfy any amounts for which the shareholder is obligated to make payment to the Distributor. The shareholder will receive all dividends declared but unpaid through the date of redemption.


                 AUTOMATIC REDEMPTION OF SMALL ACCOUNTS (ALL PORTFOLIOS). Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem the shares in any account that, following a redemption, is below a specified amount. Currently, the minimum is $5,000 per portfolio. Shareholders will be notified that the values of their accounts have fallen below the minimum and allowed two months to make an additional investment before the redemption will be processed.

                                   EXCHANGES



                 Subject to the following limitations, shares of the portfolios may be exchanged for each other at their relative net asset values so long as the portfolio to be acquired is registered in the shareholder's state of residence. There is no service fee for an exchange; however, only four (4) exchanges from a portfolio are allowed within any 12-month period. Exchanges will be effected by redemption of shares of the portfolio held and purchase of shares of the other portfolio or portfolios requested. For Federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss will be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis.



                 Exchanges may be made by a written request to William Blair Mutual Funds, Inc., Attention: Exchange Department, P.O. Box 9104, Boston, MA 02266-9104, or by telephone if an exchange authorization as provided on the account application is on file with BFDS. Once the telephone authorization is on file, State Street Bank will honor requests by any person by telephone at 1-800-635-2886 (in Massachusetts call 1-800-635-2840). Any certificates for shares must be deposited prior to any exchange of such shares. Neither the Fund nor its transfer agent will be liable for any loss, expense or cost arising out of any telephone request pursuant to the telephone exchange privilege, including any fraudulent or unauthorized request, and the shareholder will bear the risk of loss, so long as the Portfolio or its transfer agent reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

                            FEDERAL INCOME TAXATION



                 Each portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. Dividends derived from taxable net investment income and net short-term capital gains are taxable to shareholders as ordinary income, and long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends received by individual shareholders generally are taxed at a maximum rate of 28%. Long-term capital gain dividends received by corporate shareholders are taxed at the same rates as ordinary income. Dividends declared by the Fund in October, November or December to shareholders of record as of a date in one of those months and paid before the following February 1 are treated as having been paid on December 31 of the calendar year declared for federal income tax purposes.


                 Each portfolio intends to declare and make distributions during the calendar year of an amount sufficient to prevent imposition of a 4% non-deductible federal excise tax. The required distribution generally is the sum of 98% of the portfolio's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31 plus the sum of any undistributed net investment income and capital gain net income from the prior year less any over-distribution from the prior year.

                 A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be subject to income taxes. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.


                 A shareholder who redeems shares of the Fund will recognize capital gain or loss for Federal income tax purposes measured by the difference between the value of the shares redeemed and the basis of the shares. For the Ready Reserves Fund there would be no capital gain or loss for so long as the stable net asset value of $1.00 is maintained. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent the shareholder has received any long-term capital gain dividends on such shares. It is anticipated that a portion of the ordinary income dividends for the Growth Fund will be eligible for the dividends-received deduction available for corporate shareholders. The International Growth Fund's, Income Fund's and Ready Reserves Fund's ordinary income dividends are not eligible for the dividends-received deduction available to corporate shareholders.



                 The Fund is required to withhold Federal income tax at the rate of 31% (commonly called "backup withholding") from taxable distributions to shareholders who do not furnish the Fund with a taxpayer identification number (in the case of individuals, their social security number) or in other circumstances where shareholders have not complied with Internal Revenue Service regulations. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from Individual Retirement Accounts or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisers regarding the 20% withholding requirement.


INTERNATIONAL GROWTH FUND

                 Investment income received from sources within foreign countries may be subject to foreign income taxes. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors to a reduced rate of tax or to certain exemptions from tax. The International Growth Fund will operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable. The portfolio may qualify for and make an election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the portfolio to foreign countries (which taxes relate primarily to investment income). The shareholders of the portfolio may claim a credit by reason of the portfolio's election subject to certain limitations imposed by Section 904 of the Code. However, no deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their Federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the portfolio. Although the portfolio intends to meet the requirements of the Code to "pass through" such taxes, there can be no assurance that the portfolio will be able to do so. The International Growth Fund has elected to mark-to-market its investments in Passive Foreign Investment Companies for Federal income tax purposes.

                        SHAREHOLDER SERVICES AND RIGHTS


                 CONFIRMATIONS. Each purchase or redemption transaction is confirmed to the shareholder, giving details of the purchase or redemption, with the number of shares computed to the third decimal place.

                 FISCAL YEAR.  The Fund's fiscal year is the calendar year.

                 REPORTS. Each shareholder receives an audited annual report and an unaudited semi-annual report.

                 SHAREHOLDER RIGHTS. All shares of each portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of the portfolio. Shares of each portfolio have equal noncumulative voting rights and will be voted in the aggregate, except when a separate vote by portfolio is required under the 1940 Act.

                 Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. Under Maryland law, the Fund is not required to hold shareholder meetings on an annual basis. It will, however, hold shareholder meetings as required by law, when a sufficient number of shareholders request a meeting or as deemed desirable by the Board of Directors, for such purposes as electing or removing directors, changing fundamental policies or approving an investment management agreement. Additional information about shareholder voting rights is contained in the Statement of Additional Information.


                 SHAREHOLDER INQUIRIES. Shareholders may make inquiries by writing or calling BFDS or the Distributor, as shown on the cover.

                        WILLIAM BLAIR & COMPANY, L.L.C.


                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                             222 WEST ADAMS STREET
                            CHICAGO, ILLINOIS  60606
                                 (312) 364-8000

                      STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of William Blair Mutual Funds, Inc. (the "Fund") dated May 1, 1996. The Prospectus may be obtained without charge by writing or calling the Fund.

                             ______________________

                               TABLE OF CONTENTS


                                                                                                      PAGE
                                                                                                      ----
MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

GROWTH FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

INTERNATIONAL GROWTH FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

INCOME FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22

READY RESERVES FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32

GENERAL FUND INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38

FINANCIAL INFORMATION OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41

APPENDIX A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1

APPENDIX B  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1

                           _________________________


                                  May 1, 1996

                             MANAGEMENT OF THE FUND


INVESTMENT ADVISER AND DISTRIBUTOR


As stated in the Prospectus, William Blair & Company, L.L.C. ("Adviser") is the Fund's investment adviser and manager. Pursuant to an investment advisory and management agreement, the Adviser acts as the Fund's adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as directors or officers of the Fund if elected to such positions. In addition to the management advisory fee, each portfolio pays the expenses of its operations, including a portion of the Fund's general administrative expenses, allocated on the basis of the portfolio's net asset value. Expenses that will be borne directly by the portfolios include, but are not limited to, the following: the fees and expenses of independent auditors, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under Federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.


The advisory agreement for a portfolio continues in effect from year to year for so long as its continuation is approved at least annually (a) by a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund and (b) by the shareholders of the portfolio or the Board of Directors. The agreement may be terminated at any time upon 60 days notice by either party; the Fund may so terminate the agreement either by vote of the Board of Directors or by majority vote of the outstanding shares of the affected portfolio. The agreement may also be terminated at any time either by vote of the Board of Directors or by majority vote of the outstanding voting shares of the subject portfolio if the Adviser were determined to have breached the agreement. The agreement would terminate automatically upon assignment. The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Upon termination of the agreement, and when so requested by the Adviser, the Fund will refrain from using the name "William Blair" in its name or in its business in any form or combination.

The Adviser has entered into a sub-investment management agreement with Framlington Overseas Investment Management Limited (the "Sub-Adviser") appointing it as sub-investment adviser for the International Growth Fund. The Sub-Adviser is a wholly owned subsidiary of Framlington Group plc, which is a wholly owned subsidiary of Framlington Holdings Limited, which in turn is owned 51% by Credit Commercial de France (a commercial and clearing bank) and 49% by The Throgmorton Trust plc (an investment trust). The sub-investment management agreement has the same provisions for continuance and termination as the investment management agreement, except that it would also terminate automatically upon the termination of the advisory agreement between the International Growth Fund and the Adviser.


For the services and facilities furnished to the Growth Fund, effective as of May 1, 1996, the Fund pays a monthly management advisory fee at an annual rate of .75% of the portfolio's average net assets. Prior to May 1, 1996, the Fund paid, on behalf of the Growth Fund, a monthly advisory fee at the annual rate of 0.625% of the portfolio's average daily net assets up to $75 million and 0.50% of average daily net assets above $75 million. The advisory fee is accrued daily and paid monthly on the first business day of the following month. For the fiscal years ended December 31, 1995, 1994 and 1993, the Adviser received fees of $1,561,478, $903,986 and $727,001, respectively.



For the services and facilities furnished to the International Growth Fund, effective as of May 1, 1996, the Fund pays the Adviser a monthly advisory fee at an annual rate of 1.10% of the first $250 million of average daily net assets plus 1.00% of average daily net assets over $250 million. Prior to May 1, 1996, the Fund paid, on behalf of the International Growth Fund, a monthly advisory fee at an annual rate equal to 1.10% of the first $100,000,000 of average daily net assets of the portfolio and .95% of average daily net assets above $100,000,000. The advisory fee is accrued daily and paid monthly on the first business day of the following month. Under the sub-investment advisory agreement, the Adviser pays the Sub-Adviser a monthly fee at an annual rate equal to .40% of the first $100 million of average daily net assets of the portfolio and .275% of average daily net assets above $100 million. For the services and facilities furnished during the period ended December 31, 1995, 1994 and 1993, the Fund paid $886,557, $651,754 and $237,470 , respectively, pursuant to the investment advisory agreement, of which $322,384, $237,001 and $86,353, respectively, was paid to the Sub-Adviser; $78,535 of fees were waived by the Adviser pursuant to its undertaking to waive fees to the extent expenses exceed 2.0% for the period ended December 31, 1993.



For the services and facilities furnished to the Income Fund, effective as of May 1, 1996, the Fund pays a monthly management advisory fee at an annual rate of .25% of the first $250 million of average daily assets plus .20% of average daily net assets over $250 million plus 5% of the gross income earned by the portfolio. Prior to May 1, 1996, the Fund paid, on behalf of the Income Fund, a monthly advisory fee at an annual rate equal to .25% of the first $100 million of average daily net assets of the portfolio, .20% of the next $150 million and .15% of average daily net assets in excess of $250 million, plus 5.0% of the gross income earned. The fee is accrued daily and paid monthly on the first business day of the following month. For the services and facilities furnished to the portfolio pursuant to the advisory agreement during the fiscal years ended December 31, 1995, 1994 and 1993, the Fund paid $868,277, $998,125 and $961,639, respectively.



For the services and facilities furnished to the Ready Reserves Fund, effective as of May 1, 1996, the Fund pays a monthly management advisory fee at an annual rate of .625% of the first $250 million of average daily net assets, plus .600% of the next $250 million of average daily net assets, plus .575% of the next $2 billion of average daily net assets plus .55% of the average daily net assets over $2.5 billion. Prior to May 1, 1996, the Fund paid, on behalf of the Ready Reserves Fund, a monthly advisory fee at an annual rate of .625% of the first $250 million of average daily net assets of the portfolio, .60% of the next $250 million, .55% of the next $500 million, .50% of the next $2 billion, .45% of the next $2 billion and .40% of average daily net assets in excess of $5 billion. The management advisory fee is accrued daily and paid monthly on the first business day of the following month. For the services and facilities furnished to the portfolio pursuant to the advisory agreement during the fiscal years ended December 31, 1995, 1994 and 1993 the Adviser received fees of $3,613,262, $2,990,786 and $2,992,423 respectively.



The Adviser has agreed to reimburse the Fund should all operating expenses of any portfolio, including the compensation of the Adviser but excluding taxes, interest, extraordinary expenses and brokerage commissions or transaction costs, exceed 1-1/2% of the first $30 million of average net assets of the portfolio and 1% of average net assets over $30 million of the portfolio on an annual basis.



William Blair & Company, L.L.C. also is the principal underwriter and distributor ("Distributor") for shares of the Fund and acts as agent of the Fund in the sale of its shares. The offering of shares is continuous, although the Distributor and the Fund reserve the right to cease the offer of shares at any time. The Distributor pays for the printing and distribution of copies of the prospectus and shareholder reports used in connection with the offering of shares to prospective investors. The Distributor also pays for supplementary sales literature and advertising costs. Terms of continuation, termination and assignment under the underwriting agreement are substantially the same as those described above with regard to the advisory agreement, except that termination other than upon assignment or upon determination of breach requires six months' notice.



Messrs. Barber, Fischer, Fuller, and Ms. Gassman, Messrs. Kaplan, Kayser, McMullan, Myer, Rucinski, Sullivan, Truderung and Truettner, who are directors or officers of the Fund, are also principals or employees of the Adviser/Distributor as indicated under "Directors and Officers."



The Adviser/Distributor is a limited liability company, the affairs of which are controlled by all its principals, none of whom owns more than 25% of the firm. The Chief Executive Officer of the firm is E. David Coolidge, III and the Executive Committee is comprised of Harvey Bundy, III, E. David Coolidge, III, Conrad Fischer, Edgar D. Jannotta,

John P. Kayser, Richard P. Kiphart, Albert J. Lacher, James D. McKinney and James M. McMullan.



DIRECTORS AND OFFICERS


The directors and officers of the Fund, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C. and other significant affiliations are set forth below. Unless otherwise noted, the address of each officer and director is 222 West Adams Street, Chicago, Illinois 60606.



CONRAD FISCHER (61),* (2) Chairman of the Board and Director; Principal, William Blair & Company, L.L.C.; and Trustee Emeritus, Chicago Child Care Society, a non-profit organization.



VERNON ARMOUR (68), (1) (2) (3) Director; 135 South LaSalle St., Suite 1117, Chicago, Illinois 60603; Private investor; Trustee, Illinois Institute of Technology and Northwestern Memorial Hospital; Director and President, OTHO S.A. Sprague Memorial Institute; Life Trustee, Illinois Institute of Technology; and Life Trustee, Northwestern Memorial Hospital.



GEORGE KELM (67), (1) (3) Director; Three First National Plaza, Suite 2000, Chicago, Illinois 60602; Retired Chairman of the Board and Director, Sahara Coal Company, Inc., and Sahara Enterprises, Inc.; Director, Rolf Jensen & Associates, Inc.; Trustee, Lawrence University, Newberry Library and McCormick Theological Seminary; President and Director, Woods Fund of Chicago; and Member of the Visiting Committee, University of Chicago Graduate School of Social Service Administration.



ANN P. McDERMOTT (56), (3) Director; Trustee, Rush Presbyterian St. Luke's Medical Center; Women's Board, Rush Presbyterian St. Luke's Medical Center; Honorary Director, Visiting Nurse Association; Director, Presbyterian Homes; Northwestern University, Women's Board; University of Chicago, Women's Board; Director, Washington State University Foundation.



JAMES M. McMULLAN (61),* Director; Principal , William Blair & Company, L.L.C., Member, NASD Listing Review Committee and Director of Securities Industry Association.



JOHN B. SCHWEMM (61), (1) (3) Director; 2 Turvey Lane, Downers Grove, Illinois 60515; Retired Chairman and Chief Executive Officer, R.R. Donnelley & Sons Company, printer; and Director, USG Corp., a building material product company and Walgreen Co., a drug store chain.

W. JAMES TRUETTNER, JR. (64),* Director and Senior Vice President; Principal, William Blair & Company, L.L.C.; and Director of International Travel Services and Roberts Industries, Inc.; and Trustee, Shenandoah University.



JAMES L. BARBER, JR. (44), President of the Fund and Chief Operating Officer of the Growth Fund and the Income Fund; Principal, William Blair & Company, L.L.C.; Vice President and Secretary, LaRabida Hospital Foundation; and President, Stanford Associates.



MARK A. FULLER, III (38), Senior Vice President; Principal, William Blair & Company, L.L.C..



BENTLEY M. MYER (49), Senior Vice President and Chief Operating Officer, Ready Reserves Fund; Principal, William Blair & Company, L.L.C.; formerly Vice President, LaSalle National Trust Co.



NORBERT W. TRUDERUNG (43), Senior Vice President; Principal, William Blair & Company, L.L.C.



JAMES S. KAPLAN (35), Vice President; Associate, William Blair & Company, L.L.C.; formerly Vice President, First Union Bank.



JOHN P. KAYSER (46), Vice President; Principal, William Blair & Company, L.L.C., Director, DuPage Children's Museum.



TERENCE M. SULLIVAN (52), Vice President; Associate, William Blair & Company, L.L.C..



WALTER RUCINSKI (51), Treasurer; Controller, William Blair & Company, L.L.C.; and Treasurer, Foundation for Special Athletics; and Vice President of Koocanusa Marina, Inc.



JANET V. GASSMAN (29), Secretary; Administrative Assistant, William Blair & Company, L.L.C.; formerly, Administrative Assistant, Shearson Lehman Brothers, Inc.


___________

         *Directors who are interested persons as defined in the Investment Company Act of 1940.

(1)      Member of the Standing Audit Committee.

(2) Member of Interim Valuation Committee. This committee handles any questions regarding the valuation of portfolio securities that may arise between meetings of the Board of Directors.

(3) Mr. Armour and Mr. Kelm maintain brokerage accounts with the Adviser and Ms. McDermott and Mr. Schwemm employ the Adviser to manage assets that they control. Mr. Kelm also serves as president and director of Woods Fund of Chicago, a nonprofit organization for which William Blair & Company, L.L.C. serves as investment adviser. In addition, as a result of his former affiliation with the Adviser as a partner of William Blair & Company, L.L.C. from 1973 to 1982, Mr. Armour has a beneficial interest in a Deferred Profit Sharing Plan which is managed by the Adviser.



The directors and officers affiliated with the Adviser receive no compensation from the Fund. Directors who are not affiliated with the Adviser currently receive an annual fee of $4,000 plus $2,000 for each meeting attended in person plus expenses. Prior to the 1995 fiscal year, Investors who are not affiliated with the Adviser received an annual fee of $1,000 and prior to July, 1995, such directors received $500 for each meeting attended in person plus expenses.



The following table sets forth the compensation earned from the Fund for the fiscal year ended December 31, 1995 by directors who are not affiliated with the Adviser:



                                                  Pension or
                             Aggregate        Retirement Benefits    Estimated Annual
                         Compensation from    Accrued as Part of       Benefits Upon      Total Compensation
                         ------------------------------------------------------------     ------------------
        Director              the Fund           Fund Expenses          Retirement
        --------              --------           -------------          ----------
 Vernon Armour                 $9,000                  0                     0                   $9,000
 C. Mathews Dick, Jr.          $9,000                  0                     0                   $9,000
 *

 George Kelm                   $9,000                  0                     0                   $9,000

 John H. Olwin, M.D.           $8,500                  0                     0                   $8,500
 *
 John B. Schwemm               $9,000                  0                     0                   $9,000

 John W. Straub *              $9,000                  0                     0                   $9,000




________________________________
*Resigned as directors effective as of May 1, 1996.



The following table provides certain information at January 31, 1996 with respect to persons known to the Fund to be record holders of 5% or more of the shares of the following portfolios:

                                                                                            Percent of
 Name and                                                                                  Portfolio's
 Address of                                                                                Outstanding
 Record Owner                                                Number of Shares              Common Stock
 ------------                                                ----------------              ------------
      GROWTH FUND
      -----------
      William Blair Employees                                   4,205,284                     13.3%
      Profit Sharing Plan
      222 West Adams Street
      Chicago, Illinois 60606

      INTERNATIONAL GROWTH FUND
      -------------------------

      Trustees of Purdue University                               494,950                      6.5%
      1034 Freehafen Hall
      West Lafayette, IN 47907

      Purdue Research Foundation                                  397,591                      5.3%
      100 Hovde Hall
      West Lafayette, IN 47907



As of January 31, 1996, the Fund's officers and directors as a group owned (or held or shared investment or voting power with respect to) 784,538 shares or 2.5% of the Growth Fund's stock, 426,973 shares or 5.6% of the International Growth Fund's stock, 128,719 shares or .9% of the Income Fund's stock and 5,606,865 shares or .8% of the shares of the Ready Reserves Fund. These figures do not include shares of the portfolios that may be indirectly owned by certain officers of the Fund as a result of their interest in the William Blair Profit Sharing Plan.


BROKERAGE AND PORTFOLIO TRANSACTIONS

Decisions on the Fund's portfolio transactions (including the decision to buy or sell, the appropriate price, allocation of brokerage, use of a broker as agent or dealer as principal, and negotiation of commissions) are normally made by the Adviser except that decisions on portfolios transactions for International Growth Fund are made by the Sub-Adviser, subject to the monitoring of the Adviser. In purchasing and selling portfolio securities, the Fund seeks to obtain the most favorable overall result, taking into account the net price, the method of execution and research services provided by the broker. Such research services include economic forecasts and analytical, narrative and statistical reports on industries and companies for consideration by the Fund and the Adviser's or Sub-Adviser's other clients.

Portfolio transactions may increase or decrease the return of a portfolio depending upon the Adviser or Sub-Adviser's ability to correctly time and execute such transactions. A portfolio turnover rate for any year is determined by dividing the lesser of sales or purchases (excluding in either case cash equivalents, such as short-term corporate notes) by the portfolio's monthly average net assets, and multiplying by 100 (with all securities with maturities and expirations of one year or less excluded from the computation). The portfolio's turnover rate will also vary from year to year depending on market conditions. Since the Ready Reserves Fund's assets are invested in securities with short (less than one year) effective maturities, its portfolio will turn over many times a year. Such securities, however, are excluded from the Securities and Exchange Commission required portfolio turnover rate calculations, resulting in no portfolio turnover rate for reporting purposes.

Selection of a broker for a particular portfolio transaction depends on many factors, some of which are subjective and which include the net price, the confidentiality, reliability, integrity, the size and nature of the transaction and the market in which it is to occur, and any research or other services that the broker has provided. The Adviser or Sub-Adviser determines the overall reasonableness of brokerage commissions, and of premiums and discounts on principal transactions (which do not involve commissions), by review of comparable trades for the Adviser's or Sub-Adviser's other clients and in the market generally. If more than one broker is believed to be equally qualified to effect a portfolio transaction, the Adviser or Sub-Adviser may assign the transaction to a broker that has furnished research services, but the Adviser and Sub-Adviser have no agreement, formula or policy as to allocation of brokerage. The Fund does not ordinarily market its shares through brokers, and any sales of the Fund's shares by a broker would be neither a qualifying nor disqualifying factor in allocating brokerage. All the Fund's 1994 portfolio transactions were with brokers who met the above requirements, some of which provided research or other services to the Adviser or Sub-Adviser.

The Fund may pay to brokers that provide research services to the Adviser or Sub-Adviser a commission higher than another broker might have charged if it is determined that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or the Adviser's or Sub-Adviser's overall responsibility to its advisory accounts. The extent to which such commissions exceed commissions solely for execution cannot be determined, but such research services, which are involved in portfolio transactions for the Fund and for the Adviser's or Sub-Adviser's other advisory accounts, can be of benefit to both the Fund and such other accounts. The value of research services that are provided by brokers who handle portfolio transactions for the Fund cannot be precisely determined, and such services are supplemental to the Adviser's or Sub-Adviser's own efforts, which are undiminished thereby. The Adviser and Sub-Adviser do not believe that their expenses are reduced by reason of such services, which benefit the Fund and the Adviser's or Sub-Adviser's other
clients.   Transactions in over-the-counter securities are generally executed as principal trades with primary market makers, except where it is believed that a better combination of price and execution could otherwise be obtained.


The Growth Fund paid total brokerage fees of $254,434, $198,271 and $219,687 in 1995, 1994 and 1993, respectively. None of such brokerage fees were paid to a broker who was an affiliated person of the Fund, or to a broker of which an affiliated person was an affiliated person of the Fund or of the Adviser.



International Growth Fund paid brokerage fees of $454,667, $301,194 and $224,085 during the period ended December 31, 1995, 1994 and 1993, respectively. None such brokerage fees were paid to a broker who was affiliated person of the Fund, or to a broker of which an affiliated person was an affiliated person of the Fund or of the Adviser or Sub-Adviser.



Purchases and sales of portfolio securities for the Income Fund and Ready Reserves Fund usually are principal transactions, either directly with the issuer or with an underwriter or market maker, with no brokerage commissions paid by the portfolio. No brokerage commissions were paid by the Income Fund or the Ready Reserves Fund during the fiscal years ended December 31, 1995, 1994 and 1993. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. The primary consideration in the allocation of transactions is prompt execution of orders in an effective manner at the most favorable price.


The investment decisions for the Fund are reached independently from those for other accounts managed by the Adviser or Sub-Adviser. Such other accounts also may make investments in the same type of instruments or securities as the Fund at the same time as the Fund. When two or more accounts have funds available for investment in similar instruments, available instruments are allocated as to amount in a manner considered equitable to each account. In some cases this procedure may affect the size or price of the position obtainable for the Fund. However, it is the opinion of the Board of Directors that the benefits available because of the Adviser's and Sub-Adviser's organization outweigh any disadvantages that may arise from exposure to simultaneous transactions.

No portfolio transactions are executed for the Fund with or through the Adviser or Sub-Adviser or any affiliated broker-dealer of the Adviser or Sub-Adviser. The Fund may purchase securities from other members of an underwriting syndicate of which the Adviser or an affiliated broker-dealer is a participant, but only under conditions set forth in applicable rules of the Securities and Exchange Commission and in accordance with procedures adopted and reviewed periodically by the Board of Directors.


                                  GROWTH FUND


INVESTMENT POLICIES AND RESTRICTIONS

The Fund has adopted certain investment restrictions for the Growth Fund ("Restrictions"). Restrictions 1 through 9 below and the portfolio's investment objectives cannot be changed without approval by holders of a majority of the outstanding voting shares of the portfolio. As defined in the Investment Company Act of 1940 (the "Act"), which term as used herein includes the rules and regulations thereunder, this means the vote of the lesser of (a) 67% of the shares of the portfolio at a meeting where more than 50% of the outstanding voting shares of the portfolio are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the portfolio. Restrictions 10 through 20 may be changed by the Fund's board of directors, all such changes being subject to applicable law.

(1) The portfolio will operate as an open-end, diversified, management type investment company, as defined in the Investment Company Act of 1940.

The Growth Fund may not:

(2) Invest in any enterprise for the purpose of exercising control or management thereof.

(3)   Buy or sell real estate or real estate loans.

(4)   Underwrite the securities of other issuers.

(5)   Make loans to other persons.

(6)   Purchase or sell commodities or commodity contracts.

(7)   Issue senior securities.

(8) Borrow money, except from banks for current obligations of a minor character incurred in the ordinary course of business, nor borrow amounts in excess of 10% of its gross assets. (The portfolio does not presently intend to borrow any amount in excess of 5% of its gross assets.)

(9) Make an investment if doing so would cause more than 25% of its total assets to be invested in any one industry.

(10)  Pledge, or create a lien on, its assets.

(11) Purchase or retain securities of any issuer if the officers, directors or trustees of the Company, its advisers, or managers owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer.

(12) Purchase any security including warrants (except certain government and agency issues) if such purchase would cause more than 5% of the market value of the portfolio's total assets to be invested in the securities of any one issuer. Any warrants purchased will be traded on the New York or American Stock Exchange.

(13) Purchase any security if doing so would cause more than 5% of the voting securities of the issuer to be held by the portfolio.

(14) Purchase securities issued by other open-end investment companies except when such purchase is part of a plan of merger or consolidation.

(15) Purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, or equity securities of issuers which are not readily marketable if by reason thereof the value of its aggregate investment in such classes would exceed 5% of its total assets.

(16) Invest in futures contracts, puts, calls, straddles, spreads or any combination thereof.

(17) Invest in oil, warrants in oil, gas and mineral leases, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(18) Invest in securities of issuers which are restricted as to sale to the public without registration under the Securities Act of 1933, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1993 that have been determined to be liquid by the Board of Directors, if by reason thereof the value of its aggregate investment in such securities would exceed 10% of its total assets.

(19) Make short sales of portfolio securities, purchase portfolio securities on margin or engage in arbitrage transactions.

(20) Invest in real estate limited partnerships although it may invest in securities of issuers which invest or deal in real estate limited partnerships.

If the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or total assets will not be considered a violation.


REDEMPTIONS

The portfolio may not suspend the right of redemption or delay payment on shares of the portfolio more than seven days except (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the portfolio normally utilizes is restricted, or any emergency exists as determined by the Securities and Exchange Commission so that disposal of the portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the portfolio's shareholders.

A shareholder who redeems shares of the portfolio will recognize capital gain or loss for Federal income tax purposes. If a shareholder realizes a loss on the redemption of portfolio shares and reinvests in portfolio shares within 30 days before or after redemption, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for Federal income tax purposes.


DETERMINATION OF NET ASSET VALUE

Net asset value per share of the portfolio will be determined as of the earlier of 3:00 p.m., Chicago time, or the close of business on the New York Stock Exchange on each day on which that Exchange is open and on each other day on which there is sufficient trading in the portfolio's investments that it might materially affect the net asset value, except that the net asset value will not be computed on a day in which no orders to purchase shares were received and no shares were tendered for redemption. The New York Stock Exchange is closed for the observance of New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The per share net asset value is determined by dividing the value of the portfolio's assets, less its liabilities, by the number of its shares outstanding. The market value of the portfolio securities is determined by valuing securities traded on national securities markets at the last sale price or, in the absence of a sale on the date of determination, at the latest bid price. Securities for which market quotations are not readily available, and all other assets, are appraised at fair value as determined in good faith by the board of directors.


PERFORMANCE

The Growth Fund's historical performance or return may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below.

Average annual total return and total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the portfolio.

The portfolio's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the portfolio's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the nth root (n representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income dividends and capital gains distributions by the portfolio have been reinvested at the net asset value on the reinvestment dates during the period.

Calculation of the portfolio's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the portfolio's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.


The Growth Fund's average annual total return for the one-, five- and ten-year periods ended December 31, 1995 was 29.1%, 19.8% and 14.9% respectively and for the same periods the total return was 29.1%, 146.6% and 300.3% respectively.


The portfolio's performance quotations are based upon historical results and are not necessarily representative of future performance. Returns and net asset value will fluctuate. The portfolio's performance includes general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of the portfolio are redeemable at net asset value, which may be more or less than original cost.

From time to time, the Growth Fund portfolio's performance may be compared to that of various unmanaged stock indices such as the Standard & Poor's 500 Stock Index; NASDAQ; Value Line; and Russell 1,000, 2,000 and 3,000; and may also be compared to the performance of other growth mutual funds or mutual fund indices as reported by CDA Investment Technologies, Inc. ("CDA"), Lipper Analytical Services, Inc. ("Lipper") or Morningstar, Inc. ("Morningstar"). CDA, Lipper and Morningstar are widely recognized independent mutual fund reporting services. CDA, Lipper and Morningstar performance calculations are based upon changes in net asset value with all dividends and capital gain distributions reinvested.

                           INTERNATIONAL GROWTH FUND

INVESTMENT POLICIES AND RESTRICTIONS

The Fund has adopted certain investment restrictions for the International Growth Fund ("Restrictions"). Restrictions 1 through 15 cannot be changed without the approval of the holders of a majority of the outstanding shares of the portfolio. As defined in the Act, which term as used herein includes the rules and regulations thereunder, the vote of a majority of the outstanding voting securities of the portfolio means the lesser of the vote of (a) 67% or more of the shares of the portfolio present at a meeting where more than 50% of the outstanding voting shares are present in person or by proxy, or (b) more than 50% of the outstanding voting shares of the portfolio. Restrictions 16 to 18 may be changed by the Fund's Board of Directors, all such changes being subject to applicable law. All percentage restrictions on investments apply at the time of the making of the investment and shall not be considered to violate the limitations unless, immediately after or as a result of the investment, an excess or deficiency of the restrictions occurs.

The International Growth Fund may not:

1. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 10% of the value of its total assets (any such borrowing under this section will not be collateralized). The portfolio will not borrow for leverage purposes.

2.    Pledge, mortgage or create a lien on its assets.

3. Make loans of money or portfolio securities, except through the purchase of debt obligations and repurchase agreements.

4. Purchase any securities if, immediately after such purchase, more than 25% of the value of the portfolio's total assets would be invested in the securities of issuers in the same industry. There is no limitation as to the portfolio's investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. For purposes of this restriction, the obligations of each foreign government are deemed to constitute an industry.

5. Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. (This restriction does not apply to obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities.)

6. Underwrite securities by others, except to the extent the portfolio may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of portfolio securities.

7. Purchase securities of other U.S. or foreign investment companies, except that the portfolio may make such a purchase (a) in the open market provided that immediately thereafter (i) not more than 10% of the portfolio's total assets would be invested in such securities; (ii) not more than 5% of the portfolio's total assets would be invested in securities of any one investment company; and (iii) not more than 3% of the total outstanding voting stock of any one investment company would be owned by the portfolio, or (b) as part of an offer of exchange, reorganization or as a dividend.

8. Make short sales of securities, or purchase any securities on margin, or maintain a short position or participate on a joint or a joint and several basis in any trading account in securities, except that the portfolio may (i) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; (ii) purchase or sell futures contracts; and
(iii) deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

9. Purchase or sell put options, call options, or combinations thereof, except that the portfolio may engage in financial futures contracts and related options transactions to seek to hedge against either a decline in the value of securities included in the portfolio or an increase in the price of securities which the portfolio plans to purchase in the future.

10. Purchase or sell commodities or commodity contracts, except that the portfolio may enter into financial futures contracts, options on futures contracts and forward foreign currency exchange contracts.

11. Purchase or sell real estate (although it may purchase securities of issuers that engage in real estate operations, securities that are secured by interests in real estate, or securities that represent interests in real estate, including real estate investment trusts).

12. Invest in interests in oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

13. Invest for the purposes of exercising control or management of another issuer.

14. Issue any "senior securities" as defined in the Act (except for engage in futures and options transactions and except for borrowing subject to the restrictions set forth above).

15. Invest more than 5% of its total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation.

16. Invest in real estate or real estate limited partnerships although it may invest in securities of issuers which invest or deal in real estate limited partnerships.

17. Purchase or retain securities of any issuer if the officers, directors or trustees of the company, its advisers or managers owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer.


18. Purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, or equity securities of issuers which are not readily marketable if by reason thereof the value of its aggregate investment in such classes would exceed 5% of its total assets.



SPECIAL INVESTMENT TECHNIQUES

         The Prospectus describes the portfolio's investment objective as well as certain investment policies and investment techniques which the portfolio may employ in an effort to achieve its investment objective. The following discussion supplements the section entitled "Special Investment Techniques" contained in the Prospectus. There can be no assurance that these techniques will enable the portfolio to achieve its investment objective.


         FORWARD FOREIGN CURRENCY TRANSACTIONS. The foreign securities held by the portfolio will usually be denominated in foreign currencies and the portfolio may temporarily hold foreign currency in connection with such investments. As a result, the value of the assets held by the portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The portfolio may enter into forward foreign currency contracts ("forward currency contracts") in an effort to control some of the uncertainties of foreign currency rate fluctuations. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The portfolio will not engage in foreign currency contracts in which the specified future date is more than one year from the time of entering into the contract. In addition, the portfolio will not engage in forward currency contracts for speculation, but only as an attempt to hedge against changes in foreign currency exchange rates affecting the values of securities which the portfolio holds or intends to purchase. Thus, the portfolio will not enter into a forward currency contract if such contract would obligate the portfolio to deliver an amount of foreign currency in excess of the value of the portfolio securities or other assets denominated in that currency.


         The portfolio may use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when the portfolio enters into a contract to purchase or sell securities denominated in a particular foreign currency, the portfolio could effectively fix the maximum cost of those securities by purchasing or selling a foreign currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, the portfolio can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the foreign currency contract, during the period between the date the security is purchased or sold and the date on which payment is made or received.

         The portfolio may also use forward currency contracts to hedge the value, in U.S. dollars, of securities it currently owns. For example, if the portfolio held securities denominated in a foreign currency and anticipated a substantial decline (or increase) in the value of that currency against the U.S. dollar, the portfolio may enter into a foreign currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

         Upon the maturity of a forward currency transaction, the portfolio may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction which involves the purchase or sale of an offsetting contract. An offsetting contract terminates the portfolio's contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the portfolio to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The portfolio realizes a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.

         The use of forward currency contracts to protect the value of securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities the portfolio owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to the portfolio will depend on the ability of the portfolio's investment manager to accurately predict future currency exchange rates.

         FOREIGN CURRENCY FUTURES. Generally foreign futures contracts will be executed on a U.S. exchange. To the extent they are not, however, engaging in such transactions will involve the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic (U.S.) exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transaction on the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures transaction occurs. Therefore, entities (such as the portfolio) which trade foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, Commodity Futures Trading Commission ("CFTC") regulations, the rules of the National Futures Association or those of a domestic

(U.S.) exchange. In particular, monies received from customers for foreign futures transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures and, therefore, the potential profits and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract is placed and the time it is liquidated, offset or exercised.

         REPURCHASE AGREEMENTS. The portfolio may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is an instrument through which the portfolio acquires ownership of a debt security and the seller (i.e., a bank or broker-dealer) agrees, at the time of the sale, to repurchase the debt security from the portfolio at a mutually agreed upon time and price, thereby determining the yield during the portfolio's holding period. This yield may be more or less than the interest rate on the underlying security. Each repurchase agreement entered into by the portfolio will be fully collateralized by the seller (including the yield) using as collateral either U.S. government securities, bank obligations, cash or cash equivalents and will be marked-to-market daily during the entire term of the agreement.
The risk to the portfolio is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that the portfolio is entitled to sell the underlying collateral. The loss, if any, to the portfolio will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the portfolio may be delayed or limited. In order to minimize the risk, the Board of Directors of the portfolio will review and monitor the creditworthiness of broker-dealers and banks with which the portfolio enters into repurchase agreements.

         No more than 15% of the portfolio's net assets will be invested at any one time in repurchase agreements of more than seven days' duration and in other investments which are considered not readily marketable.


REDEMPTIONS

The portfolio may not suspend the right of redemption or delay payment on its shares more than seven days except (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings),
(b) when trading in the markets the portfolio normally utilizes is restricted, or any emergency exists as determined by the Securities and Exchange Commission so that disposal of the portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the portfolio's shareholders.

A shareholder who redeems shares of the portfolio will recognize capital gain or loss for Federal income tax purposes. If a shareholder realizes a loss on the redemption of portfolio shares and reinvests in portfolio shares within 30 days before or after redemption, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for Federal income tax purposes.

DETERMINATION OF NET ASSET VALUE

Net asset value per share of the portfolio will be determined as of the earlier of 3:00 p.m., Chicago time, or the close of business on the New York Stock Exchange on each day on which that Exchange is open and on each other day on which there is sufficient trading in the portfolio's investments that it might materially affect the net asset value, except that the net asset value will not be computed on a day in which no orders to purchase shares were received and no shares were tendered for redemption. The New York Stock Exchange is closed for the observance of New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The per share net asset value is determined by dividing the value of the portfolio's assets, less its liabilities, by the number of its shares outstanding. The market value of the portfolio securities is determined by valuing securities traded on national securities markets at the last sale price or, in the absence of a sale on the date of determination, at the latest bid price. Securities for which market quotations are not readily available, and all other assets, are appraised at fair value as determined in good faith by the board of directors.


PERFORMANCE

The portfolio's historical performance or return may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below.

Average annual total return and total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the portfolio.

The average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the portfolio's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the nth root (n representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income dividends and capital gains distributions by the portfolio have been reinvested at the net asset value on the reinvestment dates during the period.

Calculation of total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the portfolio's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.


The International Growth Fund's average total return for the fiscal year ended December 31, 1995 and the fiscal period from October 1, 1992 (initial investment of public monies) through December 31, 1995 was 7.2% and 12.1%, and for the same period the total return was 7.2% and 45.1%.


The performance quotations are based upon historical results and are not necessarily representative of future performance. Returns and net asset value will fluctuate. The portfolio's performance includes general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of the portfolio are redeemable at net asset value, which may be more or less than original cost.


TAXES

The International Growth Fund's options, futures, and foreign currency futures transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the portfolio's securities.


The mark-to-market rules of the Internal Revenue Code (the "Code") may require the portfolio to recognize unrealized gains and losses on certain forward options and futures held by the portfolio at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts and foreign currency futures contracts are marked-to-market, the gain or loss is generally ordinary under Section 988. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that the portfolio had unrealized gains in offsetting positions at year end. The International Growth Fund has elected to mark-to-market its investments in passive foreign investment companies for Federal income tax purposes.


Gains and losses attributable to fluctuations in the value of foreign currencies will be characterized generally as ordinary gain or loss under
Section 988 of the Code. For example, if the portfolio sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in greater net ordinary income, the dividends paid by the portfolio will be increased; if the result of such transactions is lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.


                                  INCOME FUND


INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions for the Income Fund ("Restrictions"). Restrictions 1 through 14 below and the portfolio's investment objectives cannot be changed without approval by holders of a majority of the outstanding voting shares of the portfolio. As defined in the Act, which term as used herein includes the rules and regulations thereunder, this means the vote of the lesser of (a) 67% of the shares of the portfolio at a meeting where more than 50% of the outstanding voting shares of the portfolio are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the portfolio. Restrictions 15 through 18 may be changed by the Fund's board of directors, all such changes being subject to applicable law.

The Income Fund may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class.

(3) Invest more than 5% of its total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation.

(4) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(5)   Write, purchase or sell puts, calls or combinations thereof.

(6) Invest for the purpose of exercising control or management of another issuer.

(7) Invest in commodities or commodity futures contracts or in real estate; although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(8) Invest in interests in oil, gas or other mineral exploration or development programs; although it may invest in the securities of issuers which invest in or sponsor such programs.

(9) Underwrite securities issued by others except to the extent the portfolio may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of portfolio securities.

(10)  Issue senior securities as defined in the Investment Company Act of 1940.

(11) Purchase common stocks, preferred stocks, warrants or other equity securities.

(12) Make loans to others, except through the purchase of debt obligations or repurchase agreements or the loaning of portfolio securities not exceeding 75% of the value of its total assets.

(13) Borrow money, except as a temporary measure and then only in an amount up to 5% of the value of its total assets (any such borrowing under this section will not be collateralized). The portfolio will not borrow for leverage purposes.

(14) Concentrate more than 25% of the value of its total assets in any one industry. This restriction does not apply to U.S. Government securities or government agency securities, or to instruments, such as repurchase agreements, secured by these instruments.

(15) Invest in interests in oil, warrants in oil, gas and mineral leases, gas or other mineral exploration or development programs; although it may invest in the securities of issuers which invest in or sponsor such programs.

(16) Purchase securities of issuers which are restricted as to sale to the public without registration under the Securities Act of 1933, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Board of Directors, if by reason thereof the value of its aggregate investment in such securities would exceed 15% of its total assets.

(17) Purchase or retain securities of any issuer if the officers, directors or trustees of the company, its advisers, or managers owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer.

(18) Invest in real estate limited partnerships although it may invest in securities of issuers which invest or deal in real estate limited partnerships.

If the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or total assets will not be considered a violation.


INVESTMENT POLICIES AND TECHNIQUES

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS

The Income Fund may purchase newly issued securities on a when-issued basis and may purchase or sell portfolio securities on a delayed delivery basis. When a portfolio purchases securities on a when-issued or a delayed delivery basis, it becomes obligated to purchase the securities and it has all the rights and risks attendant to ownership of the securities, although delivery and payment occur at a later date. The portfolio will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. The portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. At the time the portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Normally, settlement occurs within one month of the purchase or sale.

To the extent the portfolio engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring securities consistent with the portfolio's investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes; but the portfolio reserves the right to sell these securities before the settlement date if deemed advisable. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing securities on a when-issued or delayed delivery basis, the portfolio will maintain in a segregated account cash or liquid high-grade securities equal to the value of such contracts.

COLLATERALIZED OBLIGATIONS

MORTGAGE-BACKED SECURITIES. Collateralized obligations in which the Income Fund may invest include mortgage-backed collateralized obligations ("mortgage-backed securities"). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There currently are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA (Government National

Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but that usually have some form of private credit enhancement.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce it.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The portfolio will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States Governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the services of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the portfolio will invest will include those issued or guaranteed by GNMA, FNMA and FHLMC.

GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates ("Ginnie Mae Certificates") that are based upon and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. Ginnie Mae Certificates represent a pro rata interest in one or more pools of eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing the holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the United States Government. FNMA has limited rights to borrow from the United States Treasury.

FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

FHLMC guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. FHLMC also guarantees to each holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not always guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the United States Government. FHLMC has limited rights to borrow from the United States Treasury.

PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities ("private pass-throughs") are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private pass-throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private pass-throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. See "Types of Credit Support," below.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations, or, "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes.
Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all the interest (the interest-only or "IO" class), while the other class will receive all the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on the portfolio's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the portfolio may fail to fully recoup its initial investment in these securities.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed and, accordingly, may have less liquidity than other securities. The portfolio will invest only in IO and PO class mortgage obligations collateralized by securities guaranteed by the United States Government.

TYPES OF CREDIT SUPPORT. Mortgage-backed and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based upon historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure.
The portfolio may invest in these and other types of asset-backed securities that may be developed in the future.

As with mortgage-backed securities, the yield characteristics of asset-backed securities differ from traditional debt securities. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. See "Mortgage-Backed Securities," above. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Although certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities, during any particular period, the predominant factors affecting prepayment rates on mortgage-backed securities and asset-backed securities may be different.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

REDEMPTIONS

The portfolio may suspend the right of redemption or delay payment on shares of the portfolio more than seven days (a) during any period when the New York Stock Exchange is closed for trading (other than customary weekend and holiday closings), (b) when trading in the markets the portfolio normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the portfolio's shareholders.

Although it is the portfolio's present policy to redeem portfolio shares in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment of large redemptions were made wholly in cash, the portfolio will pay the redemption price in whole or in part by a distribution of portfolio instruments in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such instruments at the same value used to determine net asset value and selecting the instruments in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurs, shareholders receiving instruments and selling them before their maturity could receive less than the redemption value of such instruments and could also incur transaction costs. The portfolio has elected to be governed by Rule 18f-1 under the Act pursuant to which the portfolio is obligated to redeem shares of the portfolio solely in cash up to the lesser of $250,000 or 1% of the net asset value of the portfolio during any 90-day period for any one shareholder of record.


DETERMINATION OF NET ASSET VALUE

Net asset values of the portfolio will not be calculated on national holidays when the New York banks are closed, which include the observance of New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day, or on Good Friday.


PERFORMANCE

The Income Fund's historical performance or return may be shown in the form of "average annual total return," "total return" and "yield" figures. These various measures of performance are described below. The Adviser has voluntarily waived certain advisory management fees for the fiscal year 1991 and to the extent described under "Management of the Fund-Expenses." Without this waiver, the performance results noted herein would have been lower.

Average annual total return and total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the portfolio. Yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the net asset value.

The portfolio's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the portfolio's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income dividends and capital gains distributions by the portfolio have been reinvested at the net asset value on the reinvestment dates during the period.

Calculation of the portfolio's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the portfolio's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.


The Income Fund's average annual total return for the one- and five-year periods ended December 31, 1995 was 14.4% and 8.84%, respectively, and for the same periods the total return was 14.4% and 52.8%, respectively. The portfolio's yield for the 30 days ended December 31, 1995 was 5.89%.


The yield for the portfolio is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The yield is computed by dividing the net investment income per share earned during the specific one month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[(((a-b)/cd)+1)6 - 1]

Where:     a     =      dividends and interest earned during the period.
           b     =      expenses accrued for the period (net of reimbursements).
           c     =      the average daily number of shares outstanding during
                        the period entitled to receive dividends.
           d     =      the offering price (net asset value) per share on the
                        last day of the period.

In computing the foregoing yield, the portfolio follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that the portfolio uses to prepare its annual and interim financial statements in accordance with generally accepted accounting principles.

The portfolio's performance quotations are based upon historical results and are not necessarily representative of future performance. Returns and net asset value will fluctuate. The portfolio's performance includes general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of the portfolio are redeemable at net asset value, which may be more or less than original cost.

From time to time the portfolio may compare its performance with that of indices, such as the Consumer Price Index, the Shearson Lehman Intermediate Government/Corporate Bond Index, and the Merrill Lynch Intermediate Term Corporate & Government Bond index. Please note the differences and similarities between the investments which the portfolio may purchase and the investments measured by the applicable indices. The Consumer Price Index is generally considered to be a measure of inflation. The Shearson Lehman Government/Corporate Intermediate Bond Index and the Merrill Lynch Intermediate Term Corporate & Government Bond index generally represent the performance of intermediate government and investment grade corporate debt securities under various market conditions. The foregoing bond indices are unmanaged. No adjustment has been made for taxes payable on interest or dividends.


DIVIDENDS

The Income Fund normally distributes monthly dividends of net investment income and net realized short-term capital gains, and it distributes any net realized long-term capital gains in December and/or January. The portfolio may from time to time either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains or make a return of capital distribution as the portfolio determines appropriate in order to maintain relatively level monthly dividends. The portfolio may vary the foregoing dividend practices from time to time. For example, the portfolio may make additional distributions of net investment income or capital gains to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

Shareholders will receive dividends and distributions in additional shares of the portfolio unless they elect in writing to receive cash. Generally, dividends will be reinvested monthly at net asset value on the 15th day of each month if a business day, otherwise on the next business day. If a cash payment is requested, a check will be sent shortly following the reinvestment date. Each shareholder will receive a confirmation of dividends and purchase and redemption transactions.

                              READY RESERVES FUND


INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions for the Ready Reserves Fund ("Restrictions"). Restrictions 1 through 15 below and the portfolio's investment objectives cannot be changed without approval by holders of a majority of the outstanding voting shares of the portfolio. As defined in the Act, which term as used herein includes the rules and regulations thereunder, this means the vote of the lesser of (a) 67% of the shares of the portfolio at a meeting where more than 50% of the outstanding voting shares of the portfolio are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the portfolio. Restrictions 16 through 18 may be changed by the fund's board of directors, all such changes being subject to applicable law.

The Ready Reserves Fund may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class.

(3) Invest more than 5% of its total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation.

(4) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(5)      Write, purchase or sell puts, calls or combinations thereof.

(6) Invest for the purpose of exercising control or management of another issuer.

(7) Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(8) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(9) Underwrite securities issued by others except to the extent the portfolio may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of portfolio securities.

(10) Issue senior securities as defined in the Investment Company Act of 1940.

(11) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(12) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 5% of the value of its total assets (any such borrowing under this section will not be collateralized). The portfolio will not borrow for leverage purposes.

(13) Concentrate more than 25% of the value of its total assets in any one industry; provided, however, that the portfolio reserves freedom of action to invest up to 100% of its total assets in certificates of deposit, time deposits or bankers' acceptances or repurchase agreements with domestic branches of domestic banks when management considers it to be in the interests of the portfolio in attaining its investment objective.

(14) Invest in securities restricted as to disposition under the Federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933).

(15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(16) Invest in interests in oil, warrants in oil, gas and mineral leases, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(17) Invest in real estate limited partnerships, although it may invest in securities of issuers which invest or deal in real estate limited partnerships.

(18) Purchase or retain securities of any issuer if the officers, directors or trustees of the company, its advisers, or managers owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer.

The Ready Reserves Fund has no present intention of concentrating more than 25% of the value of its total assets in securities issued by banks pursuant to investment restriction (13).

If the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or total assets will not be considered a violation.

INVESTMENT POLICIES AND TECHNIQUES

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS

The Ready Reserves Fund, to the extent of up to 5% of its total assets, may purchase newly issued securities on a when-issued basis and may purchase or sell portfolio securities on a delayed delivery basis. When a portfolio purchases securities on a when-issued or a delayed delivery basis, it becomes obligated to purchase the securities and it has all the rights and risks attendant to ownership of the securities; although delivery and payment occur at a later date. The portfolio will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. The portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. At the time the portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Normally, settlement occurs within one month of the purchase or sale.

To the extent the portfolio engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring securities consistent with the portfolio's investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes; but the portfolio reserves the right to sell these securities before the settlement date if deemed advisable. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing securities on a when-issued or delayed delivery basis, the portfolio will maintain in a segregated account cash or liquid high-grade securities equal to the value of such contracts.


REDEMPTIONS

The portfolio may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed for trading (other than customary weekend and holiday closings), (b) when trading in the markets the portfolio normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the portfolio's shareholders.

Although it is the portfolio's present policy to redeem in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment of large redemptions were made wholly in cash, the portfolio will pay the redemption price in whole or in part by a distribution of portfolio instruments in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such instruments at the same value used to determine net asset value and selecting the instruments in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurs, shareholders receiving instruments and selling them before their maturity could receive less than the redemption value of such instruments and could also incur transaction costs. The portfolio has elected to be governed by Rule 18f-1 under the Act pursuant to which the portfolio is obligated to redeem shares of the portfolio solely in cash up to the lesser of $250,000 or 1% of the net asset value of the portfolio during any 90-day period for any one shareholder of record.


NET ASSET VALUE

As described in the Prospectus, the portfolio securities of the Ready Reserves Fund are valued at amortized cost; which means that they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the portfolio's securities valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market securities published by reputable sources at the bid price for the securities. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market value and the portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Directors of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Directors would promptly consider what action, if any, should be initiated. If the portfolio's net asset value per share (computed using market values) were to decline, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Directors of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which the investor holds shares, and the investor might also receive, upon redemption, a price per share lower than that which was paid. On the other hand, if the portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Directors of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. The portfolio has never had a deviation of 1/2 of 1% or more and, therefore, no Board actions of the type described above have been taken. In order to use the amortized cost method of valuation, the portfolio is limited to investing in instruments which the Board of Directors has determined present minimal credit risks and which are determined to be within certain rating categories by a nationally recognized statistical rating organization.

Net asset values of the portfolio will not be calculated on national holidays when the New York banks are closed, which include the observance of New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day or on Good Friday.

PERFORMANCE

The Ready Reserves Fund's yield quotations as they may appear in advertising and sales materials are calculated by a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is annualized based on a seven-day period and computed as follows: the portfolio's net investment income per share (accrued interest on portfolio securities, plus or minus amortized purchase discount or premium, less accrued expenses) is divided by the price per share (expected to remain constant at $1.00) during the period ("base period return") and the result is divided by 7 and multiplied by 365 and the current yield figure carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The effective yield is determined by taking the base period return and calculating the effect of assumed compounding. The formula for the effective yield is [(base period return +1) raised to the 365/7 power] - 1.


The Ready Reserves Fund's current yield for the seven days ended December 31, 1995 was 5.08%. The Ready Reserves Fund's effective yield for that same period was 5.21%.


The Ready Reserves Fund's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in the portfolio will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period the investment in the portfolio is held, but also on such matters as any realized gains and losses and changes in portfolio expenses.


DIVIDENDS

On each day when the Fund is open for business, the Ready Reserves Fund portfolio's net investment income will be declared at 3:00 p.m., Chicago time, as a daily dividend to shareholders already of record prior to the declaration. Shareholders will receive dividends in additional shares of the portfolio unless they elect to receive cash. Dividends will be reinvested monthly at net asset value on the 15th day of each month if a business day, otherwise on the next business day. If a cash payment is requested, a check will be sent on the business day following the reinvestment date. When an entire account is redeemed, all dividends accrued but unpaid to the time of redemption will be sent to the Shareholder within five business days. The portfolio may at any time vary the foregoing practices and, therefore, reserves the right from time to time either to distribute or retain for reinvestment such of its net investment income and its short-term and long-term capital gains as the Board of Directors of the Fund determines appropriate under then current circumstances.

The portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the portfolio consists of (1) accrued interest income plus or minus amortized purchase discount or premium, (2) plus or minus all short-term realized gains and losses on portfolio securities and (3) minus accrued expenses. Expenses of the portfolio are accrued each day. So long as the portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on portfolio securities. However, should the net asset value of the portfolio deviate significantly from market value, the Board of Directors could decide to value the portfolio securities at market value, in which event unrealized gains and losses would be included in net investment income.

All shareholders will receive monthly statements reporting dividends and purchases and redemption transactions of the portfolio.


                            GENERAL FUND INFORMATION


INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS


The Fund's independent auditors are Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606, who audit and report upon the Fund's annual financial statements, review certain regulatory reports and the Fund's Federal tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.



CUSTODIAN AND SHAREHOLDER SERVICES


Investors Bank and Trust Company ("Investors Bank"), 89 South Street, Boston, Massachusetts 02111, as custodian, has custody of all securities and cash of the Fund; and it attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. Boston Financial Data Services, Inc. ("BFDS"), Two Heritage Drive, Quincy, Massachusetts 02171, is the Fund's transfer agent and dividend-paying agent. State Street Bank, as the shareholder service agent, provides certain bookkeeping, data processing and administrative services pertaining to the maintenance of shareholder accounts.



RETIREMENT PLANS


The Fund offers a variety of retirement investment programs whereby contributions are invested in shares of the portfolio, and any income dividends (and capital gain distributions, if any) are reinvested in additional full and fractional shares of the portfolio.

INDIVIDUAL RETIREMENT ACCOUNTS

The Fund has available Individual Retirement Accounts (IRAs) under IRS approved prototypes. IRA contributions are fully deductible only to (1) taxpayers who are not active participants in an employer-sponsored retirement plan and (2) taxpayers who are active participants in an employer-sponsored plan but who have adjusted gross income below a specified level. For these purposes, a taxpayer will be deemed to be an active participant in an employer-sponsored retirement plan if for any part of the plan year either he or his spouse is an active participant under a qualified pension plan, a qualified profit sharing or money purchase plan, a 403(a) annuity plan, a 403(b) annuity program, a Simplified Employee Pension plan or a government plan (other than a plan maintained for state and local employees under Section 457 of the Internal Revenue Code). Married taxpayers filing a joint return who are active participants in an employer-sponsored plan may make a tax deductible IRA contribution up to $2,000 ($2,250 spousal) if their adjusted gross income ("AGI") is $40,000 or less. Between AGI of $40,000 to $50,000 the IRA deduction is gradually phased-out. For single taxpayers who are active participants in an employer-sponsored plan, the $2,000 deductible IRA contribution is similarly phased-out between $25,000 and $35,000 of adjusted gross income. To the extent that the IRA deduction is reduced or eliminated by the phase-out rule, an individual may elect to make nondeductible IRA contributions which, when combined with any deductible contributions, may not exceed $2,000 ($2,250 for a spousal IRA). The income on the IRA contribution will not be taxed until withdrawn.

Under the Internal Revenue Code, an investor has at least seven days in which to revoke an IRA after receiving certain explanatory information about the plan. Individuals who have received distributions from certain qualified plans may roll over all or part of such distributions into an IRA and defer taxes on the distributions and shelter investment earnings.

SIMPLIFIED EMPLOYEE PENSION

An employer may establish a Simplified Employee Pension (SEP) Plan under which the employer makes contributions to all eligible employees' IRAs. A portfolio's shares may be used for this purpose.

QUALIFIED RETIREMENT PLANS

A corporation, partnership or sole proprietorship may establish qualified money purchase pension and profit sharing plans, and contribute for each participant up to the lesser of 25% of each participant's compensation (20% of gross compensation for self-employed persons) or $30,000. Such contributions may be made by the employer and, if certain conditions are met, participants may also make nondeductible voluntary contributions.

Prototype forms of an IRA and qualified retirement plans and a form of SEP, and additional information concerning such plans, are available from the Fund. State Street Bank may act as a custodian for the Fund's IRA and certain qualified retirement plans. State Street Bank charges a $5 plan establishment fee. There is also an annual $15 custodial fee and a $10 fee for each lump sum distribution from a plan. These fees may be waived under certain circumstances. Consultation with a professional tax adviser is recommended both because of the complexity of Federal tax law and because various tax penalties are imposed for excess contributions to, and late or premature distributions from, IRAs or qualified retirement plans. Termination of a plan shortly after its adoption may have adverse tax consequences.


SHAREHOLDER RIGHTS

The Fund generally is not required to hold meetings of its shareholders. However, shareholder meetings will be held in connection with the following matters: (1) the election or removal of directors, if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the Act; (3) any termination of the Fund; (4) any amendment of the Articles of Incorporation; and (5) such additional matters as may be required by law, the Articles of Incorporation, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the directors may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each director serves until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of his successor or until such director sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the directors. In accordance with the Act (i) the Fund will hold a shareholder meeting for the election of directors at such time as less than a majority of the directors has been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

All shares have equal voting rights and may be voted in the election of directors and upon other matters submitted to a vote of the shareholders. Shares of all portfolios will be voted in the aggregate unless the Act requires them to be voted separately. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares, voting together for the election of directors, can elect all the directors. The Fund will hold meetings of shareholders when requested to do so in writing by one or more shareholders who collectively hold at least 10% of the shares entitled to vote or when so determined by the Board of Directors in their discretion. At such a meeting, a director may be removed from office by a vote of the holders of a majority of the outstanding shares entitled to vote. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting the lesser of 1% of the outstanding shares or $25,000, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of a director, the Fund has undertaken either to disseminate appropriate materials (at the expense of the requesting shareholders) or to provide such shareholders access to a list of names and addresses of all shareholders of record.

FUND HISTORY

The Fund was organized as a Maryland corporation on September 22, 1987 under the name of William Blair Ready Reserves, Inc. On April 30, 1991 a reorganization of the Fund and Growth Industry Shares, Inc., a Maryland corporation, was adopted such that Growth Industry Shares, Inc. was reorganized into a separate portfolio of the Fund, now the Growth Fund portfolio, and the Fund changed its name to William Blair Mutual Funds, Inc. On February 13, 1996, the Fund's Board of Directors determined that it was in the best interests of the Fund's shareholders to terminate the Limited Term Tax-Free Fund; and it was terminated on [April 24, 1996]. While shares of only four portfolios are presently being offered, the Board of Directors of the Fund may establish additional portfolios, with different investment objectives, policies and restrictions, in the future.



                       FINANCIAL INFORMATION OF THE FUND

The Fund's audited financial statements, including the notes thereto, contained in the Fund's annual reports to shareholders (for the Growth Fund, International Growth Fund, Income Fund and Ready Reserves Fund) for the year ended December 31, 1995, are incorporated herein by reference. Additional copies of the reports to shareholders may be obtained without charge by writing or calling the Fund.

                                   APPENDIX A
________________________________________________________________________________

                    DESCRIPTION OF MONEY MARKET INSTRUMENTS


The following information includes a description of certain money market instruments in which the Ready Reserves Fund portfolio may invest to the extent consistent with its investment objective.

UNITED STATES GOVERNMENT SECURITIES These include marketable securities issued by the United States Treasury, which consist of bills, notes and bonds. Such securities are direct obligations of the United States government and are backed by the full faith and credit of the United States. They differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

GOVERNMENT AGENCY SECURITIES These include debt securities issued by government-sponsored enterprises, federal agencies or instrumentalities and international institutions. Such securities are not direct obligations of the U.S. Treasury but involve some government sponsorship or guarantees. Different instruments have different degrees of government backing. For example, securities issued by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by the Student Loan Marketing Association are supported only by the credit of the agency that issued them. Thus, the Fund may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

SHORT-TERM CORPORATE DEBT INSTRUMENTS These include commercial paper (including variable amount master demand notes), which refers to short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. In addition, some short-term paper, which can have a maturity exceeding nine months, is issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). The Ready Reserves Fund portfolio may invest in Section 4(2) paper with maturities of twelve months or less. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower's consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis in accordance with a stated short-term interest rate benchmark. Since the interest rate of a variable amount master demand note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Fund values such a note in accordance with the amortized cost basis at the outstanding principal amount of the note.

Also included are nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. Corporate debt securities with a remaining maturity of less than one year tend to become quite liquid, have considerably less market value fluctuations than longer term issues and are traded as money market securities.

BANK MONEY INSTRUMENTS These include instruments such as certificates of deposit, time deposits and bankers' acceptances. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A time deposit is a non-negotiable deposit in a banking institution earning a specified interest rate over a given period of time. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

REPURCHASE AGREEMENTS A repurchase agreement is an instrument under which the purchaser (e.g., a mutual fund) acquires ownership of an obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will consist only of U.S. Government or government agency or instrumentality securities.

Repurchase agreements usually are for short periods, typically less than one week. Repurchase agreements are considered to be loans under the 1940 Act, with the security subject to repurchase, in effect, serving as "collateral" for the loan. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller because of bankruptcy or otherwise, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

                                   APPENDIX B
________________________________________________________________________________

                     SHORT-TERM RATINGS (COMMERCIAL PAPER)

DUFF & PHELPS INC. Duff & Phelps Inc. rating system for "Top Grade" commercial paper incorporates three gradations to recognize quality differences within its highest grade. Lower grades (Duff - 2 and Duff - 3) do not distinguish between such quality differences within the grade.

                 Category 1:  Top Grade

Duff 1 plus:     Highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1 minus:    High certainty of timely payment.  Liquidity factors are
                 strong and supported by fundamental protection factors. Risk factors are very small.

                 Category 2:  Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICE, INC. Fitch Investors Service, Inc. commercial paper ratings are grouped into four categories: Fitch-1 (Strong Credit Quality); Fitch-2 (Good Credit Quality); Fitch-3 (Fair Credit Quality); and Fitch-4 (Weak Credit Quality).

Fitch-1+ (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

Fitch-1 (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Fitch-2 (Good Credit Quality) Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

MOODY'S INVESTORS SERVICE, INC. The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

STANDARD & POOR'S CORPORATION The ratings A-1+, A-1 and A-2 are the three highest commercial paper ratings assigned by Standard & Poor's Corporation. Commercial paper so rated by Standard & Poor's Corporation has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1+, A-1, A-2 or A-3.

                           LONG-TERM RATINGS (BONDS)

DUFF & PHELPS INC.  BOND RATINGS

General
Category      Rating
--------      ------
Triple A        1           Highest credit quality.  The risk factors are
                            negligible, being only slightly more than for
                            risk-free U.S. Treasury debt.

Double A                    High credit quality.  Protection factors are strong.
High            2           Risk is modest but may vary slightly from time to
Middle          3           time because of economic conditions.
Low             4

Single A                    Protection factors are average but adequate.
High            5           However, risk factors are more variable and greater
Medium          6           in periods of economic stress.
Low             7

FITCH INVESTORS SERVICE INC. BOND RATINGS

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

PLUS (+) OR MINUS (-): The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in its generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION BOND RATINGS

AAA This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                                                                February 2, 1996

Dear Shareholders:

1995 WAS GREAT.

                                                   INTERNATIONAL                  LIMITED TERM       READY
                                                      GROWTH         INCOME         TAX-FREE        RESERVES
William Blair Funds:          GROWTH FUND              FUND           FUND            FUND            FUND
                        -----------------------    -------------    ---------    ---------------    --------
1995.................                     29.1%          7.2%         14.4%           10.0%           5.5%
1994.................                      6.5%        (0.04%)        (0.7%)          (1.6%)*         3.7%

                                                                     LEHMAN
                                                      LIPPER        INTERMED.     MERRILL LYNCH     T-BILLS
     Benchmarks:        S&P 500    RUSSELL 2000    INTERNATIONAL      BOND       INTERMED. MUNI.    (90 DAY)
                        -------    ------------    -------------    ---------    ---------------    --------
1995.................    37.5%         28.4%             9.3%         15.3%           10.6%           5.2%
1994.................     1.3%         (1.8%)           (0.9%)        (1.9%)          (2.7%)          3.7%

---------------
* Inception date 1/24/94.

     At the beginning of the year, investors did not have high expectations for 1995. The prior year had been difficult. Interest rates rose dramatically, and the stock market struggled all year. While the larger company S&P 500 Index rose slightly, almost all of the mid/smaller company indices declined. A "wall of worry" set the stage for positive surprises, and there were many. Inflation did not rise at all and, as a result, interest rates declined substantially. Corporate earnings were good (up an estimated 17%), driven by both increased productivity and lower cost orientation that has spread across all sectors of the economy. Even political/government developments held some promise of less drag (regulation and taxes) on the economy. All in all, 1995 was a banner year.

     Unfortunately we can not expect things to get much better. Corporate earnings will likely be up less than 10% in 1996. Additional significant interest rate declines (to under 5%), while good for bonds, would only be the result of economic weakness, causing corporate earnings disappointments and leading to a difficult stock market. Unlike 1995 when all financial assets performed well, we are not likely to have both stocks and bonds moving up together. However we see no major signs, other than a "technology" euphoria that is now abating, that the stock market has a significant problem. By "significant" we mean more than the normal 10% correction which one should always expect could happen at any time.

     In 1994 and 1995, interest rate movements had a major impact on investment returns. 1996 is likely to be much more stable. At least in the near term we see little upward rate pressure. While the Fed is likely to ease a little more, we don't think the economy is slipping into a recession which would force significant action. We expect modest 4-7% returns for fixed-income securities.

     Although absolute returns for the Growth Fund were excellent, and it is difficult to be too disappointed with a near 30% return, we did underperform the S&P 500. We deliberately did not shift into the kind of technology stocks that were the top performers, fearing that they will have a hard landing in the not-too-distant future (which actually may already be upon us). Compared to the U.S., International markets had a more subdued year, with Japan essentially flat and many of the emerging markets with negative returns. Smaller company stocks underperformed worldwide in 1995. The International Growth Fund lagged on a relative basis because of our strategic bias towards faster growing, somewhat smaller companies in Europe and Japan and our 10% exposure to emerging markets. Both our equity funds remain well positioned for the long-term and we look for better relative performance in 1996.

     Our fixed-income and short-term reserve funds had predictably good years with solid returns. Despite good performance, the growth in assets for the bond funds has been almost non-existent, especially in the Limited Term Tax-Free Fund. Talk in Washington of a flat tax, with no income tax on any interest income regardless of source, has caused tax-exempt bond's performance to lag, and their yields relative to taxable bonds are now more attractive than any time in almost ten years.

     We are looking forward to serving your investment needs throughout the coming year.

                                     Rocky Barber
                                     President

                                                                February 2, 1996

Dear Shareholders:

     The U.S. financial markets enjoyed an extraordinary advance in 1995. A powerful combination of strong corporate profit growth and lower interest rates drove stocks to record levels. Despite a backdrop of moderating economic growth during the year, corporate profits increased an estimated 17% as profit margins benefitted from productivity gains and other factors. As a result, quarterly earnings reports generally exceeded consensus Wall Street expectations and drove analysts' profit forecasts upward through most of the year. More surprising, however, was the sharp decline in interest rates where long term Treasury yields declined to the 6% level by year end versus consensus expectations of over 8% a year ago. In a nutshell, the positive trends for both earnings and interest rates against a rather pessimistic forecast a year ago was the near ideal environment for upside surprise and return.

     A closer analysis of the stock market in 1995 reveals that small cap stock returns trailed behind large cap stocks for the second consecutive year.

                                                             1995         1994
                                                             ----         ----
            WILLIAM BLAIR GROWTH FUND                        29.1%         6.5%
            S & P 500                                        37.5          1.3
            Russell 2000                                     28.4         -1.8
            Lipper Growth                                    31.5         -1.6

     The Russell 2000 Index of smaller companies gained ONLY 28% compared with the 38% return for the S&P 500 index. In addition to the aforementioned productivity gains, many large company earnings results were enhanced by corporate restructuring, cost reduction programs and foreign currency gains from overseas subsidiaries. As a result earning increases have been very strong and profit margins are at record levels. However, many of these factors are non-recurring, and will not drive sustainable growth. We expect the historically faster growth rates of smaller company stocks to become more evident in 1996. Consensus expectations for growth in S&P 500 earnings in 1996 are less than 10%, which is well below the growth rate seen in the past two years. With this in mind, the relative valuation of smaller company stocks currently stands near the midpoint of historic ranges and supports a more positive view towards future performance.

     Technology was the strongest performing sector in the market by a relatively wide margin with gains of about 45% versus about 33% for the rest of the market. Our investment philosophy has a strong bias towards business franchises that we believe have above average predictability and consistency to their financial results. For that reason we have historically had less emphasis on the more volatile, pure technology product companies and 1995 was no exception. We prefer to own applied technology companies which sell products or services based on new technological advancements available in the market or which use them to lower their costs or improve their productivity. This past year was difficult for us in that small and large cap portfolios alike were strongly rewarded for taking more risk than we prefer. We strive to outperform by focusing on high quality companies with excellent growth prospects, yet below average business volatility. Our superior long term performance supports this approach. On the other hand, a concentrated sector oriented strategy, especially one tilted towards technology, would clearly not be consistent with our philosophy.

     Looking ahead to 1996, we see a much more modest, but still positive, return environment. Interest rates are still somewhat high in real (inflation adjusted) terms and should not be trending higher. The political climate is unclear, but, generally moving in the right direction (balanced budget amendment, lower capital gains taxes, less regulation) and the aging baby boomers are just beginning to realize the necessity of saving and investing for their longer term needs. Offsetting these positive forces are the slowing rate of earnings growth and a strapped U.S. consumer. The risk of a 1997 U.S. recession, while not highly probable, will still cause some investor caution in 1996.

     Ultimately, our challenge in 1996 will be to focus on companies that can achieve reasonably good earnings growth in an environment of low inflation, sluggish economies worldwide and ever increasing competition. We are also focusing on the market valuation excesses that have shown up in some specific stocks and are making adjustments as necessary.



Rocky Barber                                Mark A. Fuller, III
President                                   Senior Vice President
Growth Fund Portfolio Manager               Growth Fund Portfolio Manager

--------------------------------------------------------------------------------

            ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH
       REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)         GROWTH FUND       S&P 500
1/86                                     10000           10000
12/86                                    10979           11821
12/87                                    11856           12433
12/88                                    12700           14484
12/89                                    16567           19038
12/90                                    16233           18429
12/91                                    23435           24059
12/92                                    25219           25907
12/93                                    29131           28498
12/94                                    31011           28876
12/95                                    40026           39706

--------------------------------------------------------------------------------

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                                  GROWTH FUND

Portfolio of Investments                                       December 31, 1995

   Shares                (all amounts in thousands)                        Cost        Value
-------------                                                            --------     --------

COMMON STOCKS
APPLIED TECHNOLOGY -- 20.4%
   205    *   Acxiom Corporation                                         $  2,164     $  5,598
   300    *   Airtouch Communications, Inc.                                 8,099        8,475
   198    *   American Management Systems                                   4,702        5,940
   115        Automatic Data Processing, Inc.                               6,141        8,539
    79    *   Catalina Marketing Corporation                                3,691        4,957
   177        First Data Corporation                                        6,966       11,852
   236    *   International Imaging Materials Inc.                          5,642        5,964
   150    *   NFO Research, Inc.                                            1,870        3,975
    60    *   Paging Network, Inc.                                            970        1,463
   120        Reuters Holdings PLC (ADR)                                    4,568        6,615
   115        Shared Medical Systems Corporation                            3,448        6,237
   100    *   Solectron Corporation                                         3,678        4,412
                                                                         --------     --------
                                                                           51,939       74,027
                                                                         --------     --------
CONSUMER RETAIL -- 17.2%
   120        Albertson's, Inc.                                             3,487        3,945
   200    *   Eckerd Corporation                                            6,508        8,925
   165        Heilig-Meyers Company                                         4,213        3,032
   250        Home Depot, Inc.                                             10,975       11,969
    79    *   Kohl's Corporation                                            3,777        4,158
   120    *   Micro Warehouse, Inc.                                         3,295        5,190
   100    *   Office Depot, Inc.                                            1,372        1,962
   100        The Pep Boys -- Manny, Moe & Jack                             2,479        2,563
   164    *   Staples, Inc.                                                 1,792        3,989
   127    *   Viking Office Products, Inc.                                  2,351        5,887
   300        Wal-Mart Stores                                               7,484        6,675
   136        Walgreen Company                                              3,257        4,063
                                                                         --------     --------
                                                                           50,990       62,358
                                                                         --------     --------
FINANCIAL SERVICES -- 9.8%
   100        Advanta Corporation, Class "A"                                3,108        3,825
    20        Advanta Corporation, Class "B"                                  535          728
   174    *   Credit Acceptance Corporation                                 3,691        3,602
   100        Federal Home Loan Mortgage Corporation                        5,282        8,350
   100        Household International, Inc.                                 3,396        5,912
   185        MBNA Corporation                                              5,710        6,822
   140        State Street Boston Corporation                               5,180        6,300
                                                                         --------     --------
                                                                           26,902       35,539
                                                                         --------     --------

   Shares                      (all amounts in thousands)                  Cost        Value
-------------                                                            --------     --------

MEDICAL-RELATED SPECIALTIES -- 9.8%
   150    *   Elan PLC (ADR)                                             $  4,708     $  7,294
   106    *   Health Care & Retirement Corporation                          3,336        3,707
   200    *   Healthsouth Rehabilitation Corporation                        2,871        5,825
   195    *   Medaphis Corporation                                          4,214        7,200
   100        Omnicare, Inc.                                                1,465        4,457
    81    *   Quintiles Transnational Corporation                           1,400        3,313
    77    *   R.P. Scherer Corporation                                      2,716        3,783
                                                                         --------     --------
                                                                           20,710       35,579
                                                                         --------     --------
TECHNOLOGY -- 8.3%
   113    *   Digi International, Inc.                                      2,000        2,137
    80        Linear Technology Corporation                                 2,202        3,140
   100    *   Microsoft Corporation                                         5,443        8,775
    98        Molex Incorporated                                            1,041        3,101
   159        Molex Incorporated, Class "A"                                 2,751        4,857
    80    *   Xilinx, Inc.                                                  3,523        2,434
   165    *   Zebra Technologies Corporation, Class "A"                     2,900        5,603
                                                                         --------     --------
                                                                           19,860       30,047
                                                                         --------     --------
DISTRIBUTION -- 7.8%
   220        Alco Standard Corporation                                     5,900       10,037
    60        Cardinal Health, Inc.                                         2,626        3,285
   157    *   Gulf South Medical Medical Supply, Inc.                       3,580        4,752
   151    *   Peak Technologies Group, Inc.                                 3,950        4,734
    80        Sysco Corporation                                               583        2,600
   209    *   Thompson PBE, Inc.                                            3,482        2,933
                                                                         --------     --------
                                                                           20,121       28,341
                                                                         --------     --------
INDUSTRIAL PRODUCTS -- 7.7%
   160        Air Products & Chemicals, Inc.                                7,456        8,440
   110        Danaher Corporation                                           1,274        3,492
   170        M.A. Hanna Company                                            3,940        4,768
   196        Minerals Technologies, Inc.                                   5,250        7,158
   137        OEA, Inc.                                                     3,973        4,084
                                                                         --------     --------
                                                                           21,893       27,942
                                                                         --------     --------
SPECIALTY CONSUMER SERVICES AND PRODUCTS -- 6.1%
   225    *   CUC International, Inc.                                       3,470        7,678
   173    *   Day Runner, Inc.                                              2,792        5,979
   135    *   Department 56, Inc.                                           3,596        5,177
   130        The Loewen Group, Inc.                                        2,308        3,291
                                                                         --------     --------
                                                                           12,166       22,125
                                                                         --------     --------

Shares or Amount               (all amounts in thousands)                  Cost        Value
----------------                                                         --------     --------

BUSINESS SERVICES -- 4.3%
   125        Cintas Corporation                                         $  3,828     $  5,571
   219    *   Heartland Express, Inc.                                       3,877        4,333
   224    *   Knight Transportation, Inc.                                   3,423        3,077
   120    *   Rural/Metro Corporation                                       2,278        2,715
                                                                         --------     --------
                                                                           13,406       15,696
                                                                         --------     --------
FOOD RETAIL/PROCESSING -- 3.0%
    60        Pepsico, Inc.                                                 3,501        3,353
   285        Wendy's International, Inc.                                   4,985        6,056
   106    *   Whole Foods Market, Inc.                                      1,540        1,471
                                                                         --------     --------
                                                                           10,026       10,880
                                                                         --------     --------
TOTAL COMMON STOCK -- 94.4%                                               248,013      342,534
                                                                         --------     --------
SHORT-TERM INVESTMENTS
$3,559        Associates Corp. of North America Demand Note,
                 5.444%, due 1/2/96                                         3,559        3,559
 2,987        Household Finance Corporation, 5.75%, due 1/5/96              2,987        2,987
 2,253        Chevron Oil Finance Company, 5.65%, due 1/12/96               2,253        2,253
 2,671        Chevron Oil Finance Company, 5.72%, due 1/12/96               2,671        2,671
 1,774        General Electric Capital Corporation, 5.74%, due 1/19/96      1,774        1,774
 3,000        Chevron Oil Finance Company, 5.65%, due 1/19/96               3,000        3,000
 3,200        GMAC Corporation, 5.69%, due 1/26/96                          3,200        3,200
 3,500        Ford Motor Credit Company, 5.60%, due 2/2/96                  3,500        3,500
                                                                         --------     --------
              Total Short-term Investments -- 6.3%                         22,944       22,944
                                                                         --------     --------
              TOTAL INVESTMENTS -- 100.7%                                $270,957      365,478
                                                                         ========
              LIABILITIES, PLUS CASH AND OTHER ASSETS -- (.7)%                          (2,442)
                                                                                      --------
              NET ASSETS -- 100.0%                                                    $363,036
                                                                                      ========

---------------
* Non-income producing securities

ADR = American Depository Receipt

                See accompanying Notes to Financial Statements.

                                                                February 2, 1996

Dear Shareholders:

     With the United States 1995's second best performing world stock market (only Switzerland was up more), United States investors in international portfolios were modestly rewarded. The EAFE Index returned 11.6% and the Lipper International Index returned 9.3% as the large Japanese market was essentially flat and the emerging markets actually declined nearly 10%. Offsetting these drags were gains of nearly 10% in non-Japan Far East and about 15-18% in Europe/UK. Clearly, the major investment action in 1995 was here in the U.S.

     The International Growth Fund lagged behind both international indices with a 7.2% return for the year. We emphasize investment in growth stocks which results in an overweight position in somewhat smaller companies. As shown in the table below, larger cap stocks outperformed in all major geographic markets in 1995. History clearly demonstrates that this is quite unusual and indeed recent evidence shows that smaller companies are starting to again perform better in some markets.

PERFORMANCE OF SMALL CAP VS LARGE CAP*

                                             1994                         1995
                                         ------------    --------------------------------------
        REPRESENTATIVE INDICES            Q3      Q4      Q1      Q2       Q3      Q4     YEAR
--------------------------------------   ----    ----    ----    -----    ----    ----    -----
Morgan Stanley Capital International
  UK (large)*.........................    5.4%    0.5%    5.6%     3.0%    5.4%    2.3%    17.2%
Financial Times Stock Exchange Small
  Cap UK, ex Investment Trust
  (small).............................    3.7    -4.7     2.9      4.5     7.2    -3.7     10.9
Morgan Stanley Capital International
  EUROPE, ex UK (large)...............    2.8     0.3     5.5      7.1     2.7     3.1     19.7
James Capel Small Cap EUROPE, ex UK
  (small).............................    2.3    -1.9     2.6      5.3    -1.2    -4.1      2.3
Morgan Stanley Capital International
  JAPAN (large).......................   -5.5    -1.5    -2.3     -6.5     4.3     4.9      0.0
James Capel Small Cap JAPAN (small)...   -8.1    -2.4    -6.8    -10.7     0.4     7.2    -10.3

---------------
* US Dollar adjusted Capital Change

     Looking ahead to 1996, we can summarize our investment outlook by the following:

     OVERVIEW
     - Economic growth remains below trend in the industrial world
     - Short-term rates have further to fall in the United States and Continental Europe
     - World growth will accelerate in 1997
     - The dollar should strengthen over the year but may be vulnerable short term

     JAPAN
     - Economic growth is picking up
     - Monetary policy may be tightened earlier than expected
     - The equity market has seen the best of its rally

     EUROPE
     - Growth is slowing and may move to negative levels in the first half of
       1996
     - Inflation remains very low in core ERM countries
     - Short-term interest rates have further to fall
     - Overweight classic growth and interest rate sensitive stocks

     UK
     - The economy is set to grow around 2.5% in 1996
     - Headline inflation will fall to 1-2% mid-year
     - Long gilt yields should trade in a range of 7-8%
     - Growth may be uncomfortably strong by 1997

     EMERGING MARKETS
     - Economic performance is still deteriorating in some Asian markets
     - Latin American growth should accelerate in 1996
     - East European markets look set for good performance in 1996
     - Represent good value at current levels and should outperform in 1996

     The portfolio remains overweighted in Japan, core Europe and emerging markets. In Japan, we are seeing the beginning of better performance among the medium and smaller sized stocks and we expect this to continue as the economic environment improves in 1996. We see some risk of Yen weakness, after an unprecedented period of strength, and have continued to hedge approximately one third of our exposure. In core Europe, we see continued benefits from declining interest rates led by Germany. Smaller company shares throughout Europe have been in a prolonged bear market and some outstanding values are available; however, it will require greater optimism on European growth prospects before they start to outperform. Finally, we see interest returning to many of the emerging markets as valuations have become more compelling given recent years declines.

                                         Norbert W. Truderung
                                         Senior Vice President
                                         William Blair Mutual Funds, Inc.

--------------------------------------------------------------------------------

            ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH
  REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

      MEASUREMENT PERIOD         INT'L GROWTH    LIPPER INT'L
    (FISCAL YEAR COVERED)            FUND            INDEX
10/92                                    10000           10000
12/92                                    10130           09875
6/93                                     11390           11310
12/93                                    13534           13744
6/94                                     13985           13718
12/94                                    13528           13622
6/95                                     13332           13962
12/95                                    14505           14886

--------------------------------------------------------------------------------

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                           INTERNATIONAL GROWTH FUND

Portfolio of Investments                                                 December 31, 1995

   Shares                    (all amounts in thousands)                   Cost        Value
-------------                                                            -------     -------
COMMON STOCKS -- EUROPE -- 43.8%
AUSTRIA -- .8%
    10        Flughafen Wien AG (Vienna Airport)                         $   484     $   675
                                                                         -------     -------
BELGIUM -- .8%
     3        Kredietbank (Bank)                                             607         684
                                                                         -------     -------
DENMARK -- .5%
     4        Novo Nordisk AS (Pharmaceutical)                               427         479
                                                                         -------     -------
FINLAND -- .5%
    11        Nokia (AB) OY (Telecommunications equipment)                   732         432
                                                                         -------     -------
FRANCE -- 6.6%
     4        Air Liquide (Industrial gases)                                 577         662
     7        Alcatel-Alsthom SA (Telecommunication/
                transportation equipment)                                    710         604
     8        Banque Nationale De Paris (Bank)                               392         361
     4        Cie De St. Gobain (Building materials)                         416         382
     6        Crometal (Metal, plastic and construction)                     509         398
     9        Gascogne (Packaging paper and printing)                        794         793
     7        Interbail (Societe Financiere) (Property leasing and
                rental)                                                      592         377
    12    *   SGS Thomson Micro (Electronic semiconductors)                  563         459
     4        Societe Bic (Consumer goods)                                   400         437
     7        Societe Generale (Bank)                                        750         865
     2        Sodexho (Contract catering)                                    305         588
                                                                         -------     -------
                                                                           6,008       5,926
                                                                         -------     -------
GERMANY -- 5.9%
     3        Bayer AG (Chemicals)                                           696         792
     3        Durr Beteil AG (Capital goods and spray paint machinery)       894         749
     5    *   Ex Cello O Holdings AG (Machine tools)                         848         537
     1        Linde AG (Engineering)                                         709         729
     2        Mannesmann AG (Engineering-general)                            364         509
  0.11        Munchener Ruckvers AG (Reinsurance)                            182         244
     6        Praktiker Bau Und Heimninerker AG (Retailing)                  208         191
     2        Siemens AG (Electrical engineering)                            666         821
     2        Simona AG (Plastics processing)                                302         305
     3    *   Varta AG (Batteries)                                           530         479
                                                                         -------     -------
                                                                           5,399       5,356
                                                                         -------     -------

   Shares                    (all amounts in thousands)                   Cost        Value
-------------                                                            -------     -------
ITALY -- 1.7%
   404        BCA Fideuram SPA (Fund management)                         $   483     $   467
   150        La Rinascente (Retailing)                                      393         390
   400        Telecom Italia Mobile (Mobile telephones)                      513         704
                                                                         -------     -------
                                                                           1,389       1,561
                                                                         -------     -------
LUXEMBOURG -- .7%
    20        Millicom International Cellular S A (Communications)           521         610
                                                                         -------     -------
NETHERLANDS -- 4.1%
     9        Crown V Gelder G B (Specialists -- paper products)             707         721
    17    *   Frans Maas Group (Transport services)                          502         566
     6        Heineken NV (Brewer)                                           961       1,064
     9        Kon Ten Cate NV (Chemicals)                                    454         380
    20        Koninklijke Van Ommeren CVA (Specialty chemicals)              539         623
     8        Philips Electronics NV (Consumer electronics)                  391         289
                                                                         -------     -------
                                                                           3,554       3,643
                                                                         -------     -------
PORTUGAL -- .1%
     5        Filmes Lusomundo (Media)                                        61          53
                                                                         -------     -------
SPAIN -- 2.0%
    20        Aguas De Barcelona (Water utility)                             526         597
    25        Centros Com Pryca (Supermarkets)                               501         524
    15        Hidroel Cantabrico (Electric utility)                          483         519
    10        Unipapel S A (Office stationery)                               268         188
                                                                         -------     -------
                                                                           1,778       1,828
                                                                         -------     -------
SWEDEN -- 2.9%
     7        Autoliv AB (Airbag manufacturers)                              392         409
    15        Astra AB (Pharmaceutical)                                      502         599
    28        Ericcson (LM) Telefon (Telecommunication equipment)            539         538
    50        Munksjo AB (Pulp and paper)                                    480         328
    55        Sparbanken Sverige (Bank)                                      483         700
                                                                         -------     -------
                                                                           2,396       2,574
                                                                         -------     -------
SWITZERLAND -- 5.3%
  0.25        Baloise Holdings (Insurance)                                   577         520
  0.25        Bobst AG (Printing machines)                                   377         390
    10        CS Holdings (Banking)                                        1,011       1,025
  0.80        Nestle SA (Food)                                               820         885
  0.13        Roche Holdings AG (Pharmaceuticals)                            789         989
     1        Sandoz AG (Pharmaceuticals)                                    739         915
                                                                         -------     -------
                                                                           4,313       4,724
                                                                         -------     -------

   Shares                    (all amounts in thousands)                   Cost        Value
-------------                                                            -------     -------
TURKEY -- .1%
 1,546        Sifas (Textiles)                                           $   250     $    83
                                                                         -------     -------
UNITED KINGDOM -- 11.8%
    19        Abacus Group (Distributors)                                     83          82
   125        Bank of Scotland (Bank)                                        358         546
   175        Bullough (Engineering)                                         391         277
   125        Chubb Security (Securities firm)                               618         618
    75        DFS Furniture Company (Furniture
                manufacturer and retailer)                                   315         460
    19        Domestic & General Group (Insurance)                           386         449
    85        Eurotherm (Instruments and controls)                           404         722
   125        First Leisure Corporation (Entertainment)                      599         740
    75        Frost Group (Retailers)                                        247         224
   233        Halma (Industrial safety and environmental equipment)          543         634
   100        Hays (Bulk distribution, personnel services)                   435         584
   175        Hogg Robinson (Travel, transport and financial services)       572         620
   150        Kwik Fit Holdings (Distributors)                               422         396
   100        London Forfaiting (Commercial asset-based finance)             235         340
    20        Mercury Assets Management Group (Banks/Merchant)               331         276
    35        RTZ Corp. (Mining and finance)                                 381         509
   100        S I G (Building material distributor)                          371         300
    65        Shell Transport & Trading (Oil-Integrated)                     753         860
   100        Standard Chartered (Retail banks)                              621         851
    35        Tate & Lyle (Food Producers)                                   247         257
    90        Vero Group (Electronics)                                       387         380
    75        Watmoughs Holdings (Printer)                                   460         530
                                                                         -------     -------
                                                                           9,159      10,655
                                                                         -------     -------
COMMON STOCKS -- ASIA -- 41.5%
AUSTRALIA -- 2.5%
    45        Broken Hill Proprietary (Mining)                               620         635
   200        John Fairfax (Newspaper publishing)                            346         416
   300        Stanilite Pacific (Manufacturer
                of emergency lighting systems)                               397         137
   125        Stanilite Pacific Ltd (Electronic/communication
                equipment)                                                   150          57
   160        Western Mining Corporation (Mines)                             971       1,027
                                                                         -------     -------
                                                                           2,484       2,272
                                                                         -------     -------
JAPAN -- 32.0%
    77        Anritsu Corporation (Electrical machinery)                     888         835
    75        Asahi Tec Corporation (Automobile parts)                       702         498
    41        Bank of Tokyo (Bank)                                           699         719
  0.10        DDI Corporation (Cellular telecom service provider)            573         775

   Shares                    (all amounts in thousands)                   Cost        Value
-------------                                                            -------     -------
    25        Enix Corporation (Entertainment software)                  $   842     $   953
    60        Exedy Corporation (Automobile parts)                           993         953
    15        Fuji Machine Manufacturing (Automated
                assembly machinery)                                          481         538
    50        Hitachi Metals (Specialty steel maker)                         611         625
    13        Ito Yokado Company (Food retailer)                             552         801
    60        Jaccs Company (Consumer finance)                               619         622
    93        Kamigumi Company (Harbor transport & equipment)                900         893
    20        Kato Denki Company (Electrical retailer)                       451         519
     7        Keyence Corporation (Electronics)                              574         807
    10        Melco Incorporated (Electronics)                               353         527
    47        Mitsubishi Trust & Banking (Banking)                           749         783
    70        Mitsui Fudosan Company (Real estate)                           878         861
    55        Namco (Commercial use videogame hardware)                    1,473       1,832
    68        Neturen Company (Metal products)                               551         539
    50        New Oji Paper Company (Pulp and paper)                         461         452
     9        Nichiei Company (Finance company)                              617         671
    90        Nikko Securities (Securities firm)                             839       1,159
   300    *   NKK Corporation (Steel producer)                               790         808
    90        NTN Corporation (Bearings producer)                            598         601
    70        Obayashi Corporation (Construction)                            558         556
    87        Ricoh Company (Color copier manufacturer)                      885         952
    30        Rinnai Corporation (Metal products)                            680         700
     8        Riso Kagaku Corporation (Printing machine producer)            660         675
    20        Rohm & Co. (Electronics)                                       595       1,129
    21        Ryosan Electro Corporation (Semiconductors/workstations)       465         578
    10        SMC Corporation (Machinery)                                    573         723
    33        Santen Pharm Company (Opthalmic pharmaceuticals)               740         748
    34        Sanwa Bank (Bank)                                              655         692
    14        Secom Company (Services)                                       847         974
    23        Sho Bond Corporation (Construction)                            763         786
    30        Sumitumo Bank (Bank)                                           557         636
    55        Sumitumo Trust & Banking (Bank)                                786         778
    60        Topre Corporation (Automobile pressed parts)                   525         477
    18        Tostem Corporation (Metal products)                            648         598
                                                                         -------     -------
                                                                          26,131      28,773
                                                                         -------     -------
HONG KONG -- 4.6%
   100        China Light & Power (Electric utility)                         448         460
    59        HSBC Holdings (Bank)                                           638         896
 1,480        Inner Mongolia Erdos Cashmere (Wool producer)                  701         555
   750        National Mutual Asia (Finance)                                 471         679
    70        Sun Hung Kai Properties (Real estate management)               419         568

   Shares                    (all amounts in thousands)                   Cost        Value
-------------                                                            -------     -------
    65        Swire Pacific (Airline, general trading
                and real estate conglomerate)                            $   415     $   504
 1,960        Yizheng Chemical Fibre Company (Chemicals)                     555         441
                                                                         -------     -------
                                                                           3,647       4,103
                                                                         -------     -------
SINGAPORE -- 2.4%
    45        City Developments (Real estate company)                        275         328
    50        Fraser & Neave (Diversified conglomerate)                      468         639
     3        Fraser & Neave, warrants (expire 5/27/98)                        3          20
    80        Keppel Corp. (Diversified conglomerate)                        490         713
   199        Singapore Technologies Industries
                (Infrastructure/industrial development projects)             304         450
                                                                         -------     -------
                                                                           1,540       2,150
                                                                         -------     -------
COMMON STOCKS -- EMERGING MARKETS -- 9.8%
ARGENTINA -- 1.2%
    43        Irsa Inversiones Y Representaciones GDR (Property)             878       1,094
                                                                         -------     -------
BRAZIL -- 1.6%
    40   (a)  Rhodia Ster S A (Packaging) (Rule 144A)                        579         410
    16        Telecommunicacoes Brasilera, ADR (Telecommunication)           532         741
    40   (a)  Usinas Siderurgicas De Minas Gerais S.A.,
                ADR (Rule 144A) (Steel)                                      623         325
                                                                         -------     -------
                                                                           1,734       1,476
                                                                         -------     -------
INDONESIA -- 1.0%
    96   (b)  Astra International (Assembler/distributor of
                automobiles/motorcycles)                                     139         199
    90   (b)  Indosat (Telecommunications service provider)                  346         335
   139   (b)  Mulia Industrindo (Glass and ceramic manufacturer)             235         391
                                                                         -------     -------
                                                                             720         925
                                                                         -------     -------
KOREA -- .4%
    15        Korea Electric Power Corporation ADR (Electric utility)        315         401
                                                                         -------     -------
MALAYSIA -- 1.4%
    58        Resorts World Berhad (Manages hotel
                and gaming operations)                                       244         311
   108        Leader Universal Holdings (Cable manufacturer)                 305         247
   105        YTL Corporation (Holding company-property/
                power generating)                                            354         662
                                                                         -------     -------
                                                                             903       1,220
                                                                         -------     -------

Shares or Amount                        (all amounts in thousands)        Cost        Value
----------------                                                         -------     -------
PERU -- 1.2%
   505        Telefonica Del Peru SA CPT 'B' Shares
                (Telephone company)                                      $   878     $ 1,082
                                                                         -------     -------
SOUTH AFRICA -- 1.0%
   115        Free State Consolidated Gold Mines (Mining)                  1,249         860
                                                                         -------     -------
THAILAND -- 2.0%
  0.05        Formosa Fund (Mutual fund)                                     351         380
   200   (b)  Industrial Finance Corporation of Thailand (Bank)              373         679
    18   (b)  Regional Continental Line (Transportation containers)          207         225
    69        Thai Farmers Bank (Bank)                                       236         471
                                                                         -------     -------
                                                                           1,167       1,755
                                                                         -------     -------
TOTAL COMMON STOCKS -- 95.1%                                              78,724      85,394
                                                                         -------     -------
CONVERTIBLE BONDS -- 1.9%
$  200        Tata Iron & Steel Company, 2.25%
                due 4/1/99 (Construction materials)                          200         178
   550        U Ming Marine Holdings, 1.5%, due 2/7/01 (Shipping)            558         491
   500        United Micro Electric, 1.25%, due 6/8/04 (Technology)          855         666
35,000Y       Sankyo Frontier Company, 3.00% due 9/29/00 (Licensing)         459         343
                                                                         -------     -------
TOTAL CONVERTIBLE BONDS                                                    2,072       1,678
                                                                         -------     -------
SHORT-TERM INVESTMENTS -- 2.8%
$2,505        State Street Bank Euro-Dollar Time Deposit,
                4.75%, due 1/2/96                                          2,505       2,505
                                                                         -------     -------
              TOTAL INVESTMENTS -- 99.8%                                 $83,301      89,577
                                                                         =======
              CASH AND OTHER ASSETS, LESS LIABILITIES -- .2%                             185
                                                                                     -------
              NET ASSETS -- 100.0%                                                   $89,762
                                                                                     =======

---------------
 *  Non-income producing securities

ADR = American Depository Receipt

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, the value of these securities was 0.8% of net assets.

(b) Foreign registered securities (Alien Market).

    At December 31, 1995 the Fund's Portfolio of Investments includes the following categories: Capital Equipment -- 23%; Services -- 23%; Finance -- 22%; Materials -- 15%; Consumer Goods -- 11%; Energy -- 4%; and Multi-Industry -- 2%.

                See accompanying Notes to Financial Statements.

                                                                February 2, 1996

Dear Shareholders:

     Unlike the prior year, 1995 was one that bond investors will savor. Double digit returns were the norm for all but the shortest maturity issues. Economic growth slowed during the year and inflation remained subdued. The Federal Reserve Board responded by twice lowering short-term interest rates. This steadily declining interest rate environment led to a 14.4% return with dividends reinvested for the Income Fund. While this return exceeded the 10.9% return of our relevant Lipper peer group, it trailed the 15.3% return of the Lehman Intermediate Government/Corporate Bond Index.

     We maintained our modestly defensive position throughout the second half of 1995 and we expect to continue to do so as we move into 1996. The returns generated within the bond market last year represent one of the best single-year performances in bond market history. A great year like 1995 is generally not followed by another one and this simple recognition is the main reason for maintaining our position. We continue to emphasize U.S. Treasury notes and more conservatively structured mortgage-backed bonds as there still does not seem to be much value in the corporate bond area.

     Assets remained very stable in the $150 million range. Additionally, we changed the monthly dividend on two occasions this year. This basically reflected the volatility of interest rates that has developed more recently. As a result, we are modifying our dividend policy very slightly. We will determine a dividend level at the beginning of each year and will review that level every quarter to see if an adjustment is necessary. Our philosophy continues to be one of paying out only income earned and trying to avoid any return of principal. We look forward to serving your fixed-income needs in 1996.

                                         Bentley M. Myer
                                         Senior Vice President
                                         Income Fund Portfolio Manager

--------------------------------------------------------------------------------

            ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH
       REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

                                                  LEHMAN IN-
                                                    TERMED.
      MEASUREMENT PERIOD                           GOVT/CORP
    (FISCAL YEAR COVERED)         INCOME FUND        INDEX
9/90                                     10000           10000
12/90                                    10291           10410
6/91                                     10781           10862
12/91                                    11986           11932
6/92                                     12390           12292
12/92                                    12845           12788
6/93                                     13565           13582
12/93                                    13849           13912
6/94                                     13555           13548
12/94                                    13746           13643
6/95                                     14935           14953
12/95                                    15722           15735

--------------------------------------------------------------------------------

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                                  INCOME FUND

Portfolio of Investments                                       December 31, 1995

Principal
 Amount                               Issue                                           Value
--------       ----------------------------------------------------                  --------
                          (all amounts in thousands)
U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY
GUARANTEED OBLIGATIONS -- 66.5%
U.S. TREASURY -- 26.2%
$ 14,700       U.S. Treasury Note 7.50%, due 11/15/01                                $ 16,191
  10,322       U.S. Treasury Note 5.75%, due 8/15/03                                   10,446
  10,750       U.S. Treasury Note 7.25%, due 5/15/04                                   11,929
--------                                                                             --------
  35,772       Total U.S. Treasury Obligations                                         38,566
--------                                                                             --------
U.S. GOVERNMENT GUARANTEED OBLIGATIONS -- 18.5%
SMALL BUSINESS ADMINISTRATION -- 8.9%
      --       Receipt for Multiple Originator Fees, #3, 0.786%,
                 due 11/08/08 (Interest only) WAC                                       2,225
     378       Loan #100023, 9.375%, due 11/25/14                                         397
      --       Receipt for Multiple Originator Fees, #146, 3.021%,
                 due 6/03/15 (Interest only) WAC                                        1,858
      --       Receipt for Multiple Originator Fees, #156, 3.323%,
                 due 7/20/15 (Interest only) WAC                                        1,904
      --       Receipt for Multiple Originator Fees, #215, 3.311%,
                 due 9/03/15 (Interest only) WAC                                        4,506
      --       Receipt for Multiple Originator Fees, #149, 3.082%,
                 due 10/01/15 (Interest only) WAC                                       2,308
--------                                                                             --------
     378       Total Small Business Administration Obligations                         13,198
--------                                                                             --------
U.S. DEPARTMENT OF VETERANS AFFAIRS -- 4.9%
   2,060       Mortgage Trust 1992-1, Tranche 2-B,
                 7.75%, due 9/15/10                                                     2,098
   5,000       Mortgage Trust 1992-2, Tranche 2-D,
                 7.00%, due 9/15/15                                                     5,096
--------                                                                             --------
   7,060       Total U.S. Department of Veteran Affairs
--------         Guaranteed Pass-Through Certificates                                   7,194
                                                                                     --------



Principal
 Amount                               Issue                                           Value
--------       ----------------------------------------------------                  --------
                          (all amounts in thousands)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.5%
$     26       12.50%, due 4/15/14                                                   $     30
      54       13.00%, due 11/15/14                                                        60
   2,277       8.50%, due 11/15/21                                                      2,401
   1,063       8.50%, due 12/15/21                                                      1,120
   1,501       8.50%, due 1/15/22                                                       1,583
--------                                                                             --------
   4,921       Total Government National Mortgage
--------         Association Obligations                                                5,194
                                                                                     --------



GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II -- 0.8%
      28       12.00%, due 2/20/20                                                         30
      21       12.50%, due 2/20/15                                                         24
     777       11.00%, due 3/20/16                                                        861
      24       10.50%, due 6/20/19                                                         26
      97       10.50%, due 8/20/20                                                        107
     120       10.50%, due 9/20/20                                                        132
--------                                                                             --------
   1,067       Total Government National Mortgage
--------         Association II Obligations                                             1,180
                                                                                     --------



GOVERNMENT NATIONAL MORTGAGE ASSOCIATION MOBILE HOME -- 0.4%
     114       9.75%, due 3/15/98                                                         118
      54       9.75%, due 1/15/99                                                          57
     427       9.50%, due 12/15/10                                                        456
--------                                                                             --------
     595        Total Government National Mortgage
--------          Association Mobile Home Obligations                                     631
                                                                                     --------



U.S. GOVERNMENT AGENCY GUARANTEED OBLIGATIONS -- 21.8%

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) -- 14.7%
     403       #1475, Tranche SC, 8.107% FR, due 2/15/08                                  391
   1,092       #1693, Tranche S, 5.225%, due 9/15/08                                      931
   2,214       #1214, Tranche EB, 9.095% FR, due 2/15/15                                2,220
   2,500       #77, Tranche F, 8.500%, due 6/15/17                                      2,514
   4,395       #845059, Debenture, 7.460% FR, due 5/01/18                               4,507
   2,000       #1289, Tranche PK, 7.500%, due 5/15/18                                   2,028
   4,846       #1081, Tranche IC, 6.500%, due 12/15/19                                  4,847
     676       #1077, Tranche G, 7.500%, due 5/15/21                                      678
   2,818       #C00137, Debenture, 9.000%, due 5/01/22                                  2,990
     603       #1492, Tranche SE, 10.133%, due 3/15/23                                    552
--------                                                                             --------
  21,547       Total FHLMC Collateralized
--------         Mortgage Obligations                                                  21,658
                                                                                     --------




Principal
 Amount                               Issue                                           Value
--------       ----------------------------------------------------                  --------
                          (all amounts in thousands)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 7.1%
$  2,900       1993-47, Tranche B, 6.650%, due 3/25/06                               $  2,906
      54       13.250%, due 8/01/14                                                        54
   4,584       7.623%, due 12/01/2018                                                   4,713
     282       1992-105, Tranche A, 7.000%, due 1/25/21                                   284
     276       1991-141, Tranche SB, 12.170% FR, due 10/25/21                             276
   1,890       1992-200, Tranche SE, 11.500%, due 11/25/22                              1,896
     266       1993-19, Tranche SH, 11.234%, due 4/25/23                                  266
--------                                                                             --------
  10,252       Total FNMA Collateralized
--------         Mortgage Obligations                                                  10,395
                                                                                     --------



  81,592       Total U.S. Government and U.S. Government
--------         Agency Guaranteed Obligations                                         98,016
                                                                                     --------




                                                                         S&P
                                                                       Rating
                                                                     -----------
                                                                     (unaudited)
COLLATERALIZED MORTGAGE OBLIGATIONS -- 20.9%
   3,255       Prudential Home Mortgage Securities Corp., 1992-45,
                 Tranche A-8, 6.045%, due 1/25/00                            AAA        3,158
   1,600       Polk Co. HFA, 1991-1, Tranche A-2, 9.550%,
                 due 1/15/11                                                 AAA        1,708
  11,503       Morgan Keegan Funding I, L.P., 8.000%, due 4/25/11            AA-       11,734
     212       Clay Co. HFA, 1990, Tranche A-1, 9.500%, due
                 10/10/12                                                    AAA          226
   1,000       Mortgage Obligation Structured Trust, 1993-1,
                 Tranche A-1, 6.350%, due 10/25/18                           AAA          993
   5,000       Prudential Home Mortgage Securities Corp., 1993-8,
                 Tranche A-10, 7.350%, due 3/25/23                           AAA        5,018
   5,000       Prudential Home Mortgage Securities Corp., 1993-40,
                 Tranche A-2, 6.500%, due 10/25/23                           AAA        5,017
     392       Residential Finance Corp., 1991-11,
                 Tranche A-2, 10.000%, due 4/01/21                            AA          393
   1,219       Residential Finance Corp., 1991-11, Tranche A-2,
                 10.000%, due 4/01/21                                         AA        1,243
     263       Resolution Trust Corp., 1991-3, Tranche A-2,
                 10.385%, due 8/25/21                                        AAA          274
   1,052       Resolution Trust Corp., 1992-5, Tranche 5-C,
                 8.628%, due 1/25/26                                          AA        1,081
--------                                                                             --------
  30,496       Total Collateralized Mortgage Obligations                               30,845
--------                                                                             --------

Principal                                                                S&P
 Amount                               Issue                            Rating         Value
--------       ----------------------------------------------------  -----------     --------
                            (all amounts in thousands)               (unaudited)
CORPORATE OBLIGATIONS -- 2.2%
$  1,250       Sears, Roebuck Corp. Medium Term Note, 9.75%,
                 due 3/21/00                                               BBB       $  1,424
   1,500       Household Finance Corp. Medium Term Note, 10.38%,
                 due 12/15/00                                               A           1,778
--------                                                                             --------
   2,750       Total Corporate Obligations                                              3,202
--------                                                                             --------
 114,838       TOTAL LONG-TERM INVESTMENTS -- 89.6%                                   132,063
--------                                                                             --------
SHORT-TERM INVESTMENTS -- 8.8%
   1,573       Associates Corp. of North America
                 Demand Note, 5.444%, due 1/2/96                         A-1+           1,573
   3,200       General Motors Acceptance Corp., 5.730%,
                 due 2/2/96                                               A-2           3,200
   3,000       IBM Credit Corporation, 5.700%,
                 due 2/2/96                                               A-1           3,000
   2,226       General Motors Acceptance Corp., 5.720%,
                 2/16/96                                                  A-2           2,226
   3,000       American Express Credit Corp., 5.640%,
                 due 2/16/96                                              A-1           3,000
--------                                                                             --------
  12,999       TOTAL SHORT-TERM INVESTMENTS -- 8.8%                                    12,999
--------                                                                             --------
$127,837       TOTAL INVESTMENTS (COST $142,123) -- 98.4%                             145,062
========
               CASH AND OTHER ASSETS, LESS LIABILITIES -- 1.6%                          2,308
                                                                                     --------
               NET ASSETS -- 100.0%                                                  $147,370
                                                                                     ========

---------------
WAC = Weighted Average Coupon
FR = Floating Rate

                See accompanying Notes to Financial Statements.

                                                                February 2, 1996
Dear Shareholders:

    The discussion of a flat tax and the possible elimination of taxation on all interest and dividends plagued the municipal market for most of 1995. The ratio of tax-exempt yields to taxable yields rose to the 80% to 90% level early in the year and then remained there as the various tax proposals were discussed. The ongoing budget discussions have recently taken precedence so a consensus approach to tax reform has not yet developed. It still appears to us that some reduction in tax rates is possible but that something more severe, like eliminating deductions and not grandfathering current municipal bond issues is unlikely.

    The Limited Term Tax-Free Fund had a return of 10.0% with dividends reinvested for the year, which exceeded the 9.0% return of the Lipper Municipal Short-Term Index but trailed the 10.6% return of the Merrill Lynch Intermediate Municipal Bond Index. We continued to maintain our moderately defensive position throughout the second half of the year. While returns in the tax-exempt market trailed those in the taxable market, the absolute returns were still at the high end of the historical range. We therefore feel more comfortable recognizing this fact and keeping a little more cash equivalents than usual. Assets continue to grow slowly with the total reaching almost $20 million by year end.

                                     Bentley M. Myer
                                     Senior Vice President
                                     Limited Term Tax-Free Fund Portfolio
                                     Manager

--------------------------------------------------------------------------------

            ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH
       REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

                                                 MERRILL LYNCH
                                 LIMITED TERM    INTERMEDIATE
      MEASUREMENT PERIOD           TAX- FREE       MUN. BOND
    (FISCAL YEAR COVERED)            FUND            INDEX
1/94                                     10000           10000
3/94                                      9649            9333
6/94                                      9760            9307
9/94                                      9872            9387
12/94                                     9840            9290
3/95                                     10156           09922
6/95                                     10401           10131
9/95                                     10627           10409
12/95                                    10820           10932

--------------------------------------------------------------------------------

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                           LIMITED TERM TAX-FREE FUND

Portfolio of Investments                                       December 31, 1995

Principal
Amount                                 Issue                                        Value
-------       --------------------------------------------------------             -------
                             (all amounts in thousands)
REVENUE BONDS -- 47.2%
$   250       State of Illinois Toll Highway Authority
                6.550%, 1/1/96                                                     $   250
    400       Atlanta, Georgia Water and Sewer Revenue
                6.000%, 1/1/96                                                         400
    450       South Dakota Housing Development Authority
                4.500%, 5/1/96                                                         454
    400       DuPage County, Illinois Water Commission
                6.000%, 5/1/97                                                         411
    500       Ball State University, Indiana Student Revenue
                4.900%, 7/1/97                                                         508
    235       Nevada Housing Division -- Single Family
                4.750%, 10/1/97                                                        234
    210       Nevada Housing Division -- Single Family
                4.950%, 4/1/98                                                         208
    500       New Jersey State Transportation Authority
                4.500%, 6/15/00                                                        504
    500       Massachusetts Municipal Wholesale Electric Commission
                4.100%, 7/1/00                                                         496
    250       Chicago, Illinois Waterworks Revenue
                6.750%, 11/1/00                                                        259
    700       Indiana Municipal Power Agency
                5.125%, 1/1/01                                                         725
    440       New Hampshire Higher Education and Health, University of
                New Hampshire, 5.600%, 7/1/02                                          468
    500       Tippecanoe County, Indiana School Building Corporation
                5.500%, 7/15/02                                                        528
    300       Virginia Public School Authority
                6.000%, 8/1/02                                                         327
    500       Michigan State Building Authority Series 1
                5.100%, 10/1/02                                                        513
    500       Indiana Bond Bank Revenue
                5.375%, 2/1/03                                                         511
    500       Philadelphia, Pennsylvania Gas Works Revenue
                4.600%, 8/1/03                                                         503
    500       Wenatchee, Washington Water and Sewer Revenue
                4.700%, 12/1/03                                                        496

Principal
Amount                                 Issue                                        Value
-------       --------------------------------------------------------             -------
                             (all amounts in thousands)
$   260       Princeton, Indiana Pollution Control Revenue
                5.750%, 12/15/03                                                   $   262
    500       Northern Cook County, Illinois Solid Waste Agency
                Contract Revenue, 6.300%, 5/1/04                                       552
    500       Chicago, Illinois Motor Fuel Tax Revenue
                5.125%, 1/1/06                                                         512
-------                                                                            -------
  8,895       Total Revenue Bonds                                                    9,121
-------                                                                            -------
GENERAL OBLIGATION BONDS -- 32.4%
    125       Arlington, Texas
                6.800%, 5/1/96                                                         126
    300       State of Texas
                6.700%, 12/1/96                                                        308
    250       Spokane County, Washington
                6.650%, 9/1/98                                                         255
    250       West Allis Milwaukee, Wisconsin School District
                6.300%, 4/1/00                                                         258
    530       Wisconsin State Veterans Housing Authority
                5.000%, 5/1/00                                                         547
    500       Cook County, Illinois
                5.500%, 11/15/01                                                       528
    250       State of New Jersey
                5.400%, 2/15/03                                                        265
    500       Kane County, Illinois School District #304
                5.900%, 6/1/03                                                         542
    500       State of Washington
                5.300%, 9/1/03                                                         526
    240       New Richmond, Wisconsin School District
                4.800%, 10/1/03                                                        244
    500       Newport News, Virginia
                4.700%, 1/1/04                                                         505
    500       Florida State Board of Education Series A
                5.000%, 6/1/04                                                         517
    515       Flat Rock, Michigan Community School District
                5.250%, 5/1/05                                                         534
    500       Clark County, Nevada School District
                7.000%, 6/1/05                                                         567
    500       Naperville, Illinois
                6.000%, 12/1/05                                                        544
-------                                                                            -------
  5,960       Total General Obligation Bonds                                         6,266
-------                                                                            -------

Principal
Amount                                 Issue                                        Value
-------       --------------------------------------------------------             -------
                             (all amounts in thousands)
CASH EQUIVALENT BONDS* -- 19.2%
$   500       State of Massachusetts
                5.900%, 12/1/97                                                    $   500
    400       Louisiana State Recovery District Sales Tax Revenue
                6.000%, 7/1/98                                                         400
    800       Southern California Edison Pollution Control Authority
                5.400%, 2/28/08                                                        800
    100       Lone Star Texas Airport Improvement Authority
                6.000%, 12/1/14                                                        100
    500       Delaware County, Pennsylvania
                5.900%, 12/1/15                                                        500
    300       City of New York, New York
                5.000%, 10/1/21                                                        300
    100       City of New York, New York
                5.000%, 10/1/22                                                        100
    100       Columbia, Alabama Pollution Control Revenue
                6.000%, 10/1/22                                                        100
    900       Burke County, Georgia Pollution Control Revenue
                6.000%, 7/1/24                                                         900
-------                                                                            -------
  3,700       Total Cash Equivalent Bonds                                            3,700
-------                                                                            -------
$18,555       TOTAL INVESTMENTS (COST $18,793) -- 98.8%                             19,087
=======
              CASH AND OTHER ASSETS, LESS LIABILITIES -- 1.2%                          233
                                                                                   -------
              NET ASSETS -- 100.0%                                                 $19,320
                                                                                   =======

---------------
* These securities have maturities of more than one year but have variable rates and demand features which qualify them as short-term securities. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions.

  At December 31, 1995 the Fund's Portfolio of Investments includes the following categories: Education -- 23%; Water and Sewer -- 16%; State Government -- 13%; Pollution Control -- 11%; Housing -- 10%; Utilities -- 9%; County Government -- 7%; City Government -- 6%; State Transit -- 4%; and Airport -- 1%.

                See accompanying Notes to Financial Statements.

                                                                February 2, 1996

Dear Shareholders:

     The story in the short end of the bond market in 1995 was the lowering of interest rates by the Federal Reserve Board. Their initial move took place in July and they responded again in December. Current levels of interest rates are implying an additional 50 to 100 basis point downward move in short-term rates. We do not agree with this consensus as it does not appear that current economic conditions warrant such a big adjustment.

     With this decline in short-term rates, we have been reducing our average maturity. We lowered the average to about 40 days at mid-year and it is currently about 32 days. We are at the lower end of our normal range and we expect to stay here unless economic conditions change. If the economy begins to show further signs of more significant weakness, we may extend in expectation of more aggressive moves by the Fed to lower rates.

     The return of the Ready Reserves Fund for the year was 5.45%, which exceeded the 5.38% return of our peer group of S&P rated AAA money market funds. Assets grew quite a bit during the year and now exceed $700 million. With our yield still in excess of 5%, we feel that we are maintaining a competitive return.

                                     Bentley M. Myer
                                     Senior Vice President
                                     Ready Reserves Fund Portfolio Manager

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                              READY RESERVES FUND

Portfolio of Investments                                                  December 31, 1995

Principal                                                    Interest                  Amortized
 Amount                          Issue                         Rate       Maturity       Cost
---------   -----------------------------------------------  --------     --------     ---------
                      (All amounts in thousands)
U.S. GOVERNMENT AGENCY GUARANTEED -- 3.9%
$   3,033   Agency for International Development
            VRN -- Peru                                         6.060%     2/01/96     $   3,033
    8,000   Agency for International Development
            VRN -- Zimbabwe                                     6.106%     1/01/96         8,000
    6,009   National Oceanic and Atmospheric
            Administration VRN                                  6.258%     1/01/96         6,009
    1,103   National Oceanic and Atmospheric
            Administration VRN                                  6.288%     1/01/96         1,103
    9,000   Student Loan Marketing Association VRN              5.475%     1/02/96         9,000
---------                                                                              ---------
   27,145                                                                                 27,145
DEMAND NOTE -- 0.2%
    1,739   Associates Corp. of North America
---------   Demand Note VRN                                     5.444%     1/02/96         1,739
                                                                                       ---------
COMMERCIAL PAPER -- 98.1%
FINANCE -- 20.8%
    8,317   American Express Credit Corporation                 5.650%     1/16/96         8,297
    6,644   American Express Credit Corporation                 5.690%     1/17/96         6,627
    4,000   Associates Corporation of North America             5.670%     1/19/96         3,989
    6,178   Associates Corporation of North America             5.650%     2/16/96         6,133
    4,137   Associates Corporation of North America             5.670%     2/21/96         4,104
    5,160   Associates Corporation of North America             5.450%     3/26/96         5,094
    3,000   Avco Financial Services, Incorporated               5.700%     1/22/96         2,990
    9,956   Avco Financial Services, Incorporated               5.700%     1/22/96         9,923
    6,000   Avco Financial Services, Incorporated               5.700%     1/25/96         5,977
    3,361   Avco Financial Services, Incorporated               5.700%     1/31/96         3,345
    4,000   Avco Financial Services, Incorporated               5.640%     2/26/96         3,965
    4,541   Avco Financial Services, Incorporated               5.700%     2/26/96         4,501
    4,205   CIT Group Holdings, Incorporated                    5.650%     1/24/96         4,190
    9,000   Household Finance Corporation                       5.670%     2/07/96         8,947
    5,000   John Deere Capital Corporation                      5.680%     2/02/96         4,975
    3,918   John Deere Capital Corporation                      5.690%     2/09/96         3,894
    6,000   John Deere Capital Corporation                      5.690%     2/13/96         5,959
    1,300   John Deere Capital Corporation                      5.560%     2/23/96         1,289
    6,287   Norwest Financial, Inc.                             5.680%     1/25/96         6,263

Principal                                                    Interest                  Amortized
 Amount                          Issue                         Rate       Maturity       Cost
---------   -----------------------------------------------  --------     --------     ---------
                      (All amounts in thousands)
$   8,289   Norwest Financial, Inc.                             5.720%     1/29/96     $   8,252
    4,725   Norwest Financial, Inc.                             5.650%     1/30/96         4,703
    6,690   Norwest Financial, Inc.                             5.630%     2/15/96         6,643
    4,000   Norwest Financial, Inc.                             5.650%     2/23/96         3,967
    7,564   PHH Corporation                                     5.680%     1/18/96         7,544
    8,000   PHH Corporation                                     5.680%     1/19/96         7,977
    6,847   PHH Corporation                                     5.680%     1/19/96         6,828
---------                                                                              ---------
  147,119                                                                                146,376
---------                                                                              ---------
INSURANCE -- 19.3%
   11,000   American General Finance Corporation                5.700%     1/09/96        10,986
    4,200   American General Finance Corporation                5.700%     1/23/96         4,185
    6,621   American General Finance Corporation                5.660%     2/08/96         6,582
    6,000   American General Finance Corporation                5.560%     2/23/96         5,951
    3,757   Aon Corporation                                     5.500%     2/16/96         3,731
    2,563   Metlife Funding Incorporated                        5.680%     1/18/96         2,556
    5,000   Metlife Funding Incorporated                        5.670%     2/01/96         4,976
    8,000   Metlife Funding Incorporated                        5.640%     2/02/96         7,960
    4,820   Metlife Funding Incorporated                        5.650%     2/02/96         4,796
    4,000   Metlife Funding Incorporated                        5.630%     2/05/96         3,978
    2,850   Metlife Funding Incorporated                        5.630%     2/06/96         2,834
    4,310   Metlife Funding Incorporated                        5.630%     2/07/96         4,285
    3,500   Metlife Funding Incorporated                        5.630%     2/21/96         3,472
    4,068   Prudential Funding Corporation                      5.640%     2/12/96         4,041
    5,000   SAFECO Credit Corporation                           5.680%     1/12/96         4,991
    8,000   SAFECO Credit Corporation                           5.680%     2/05/96         7,956
    2,500   SAFECO Credit Corporation                           5.650%     2/07/96         2,485
    9,000   SAFECO Credit Corporation                           5.650%     2/16/96         8,935
    8,000   SAFECO Credit Corporation                           5.630%     2/16/96         7,942
    1,000   SAFECO Credit Corporation                           5.630%     2/16/96           993
    2,000   SAFECO Credit Corporation                           5.400%     4/12/96         1,969
    3,912   USAA Capital Corporation                            5.670%     1/04/96         3,910
    4,000   USAA Capital Corporation                            5.670%     1/17/96         3,990
    7,000   USAA Capital Corporation                            5.680%     1/18/96         6,981
    5,000   USAA Capital Corporation                            5.660%     1/23/96         4,983
    4,500   USAA Capital Corporation                            5.680%     1/23/96         4,484
    6,000   USAA Capital Corporation                            5.650%     1/31/96         5,972
---------                                                                              ---------
  136,601                                                                                135,924
---------                                                                              ---------
MANUFACTURING -- 15.1%
    8,923   Ford Motor Credit Company                           5.700%     1/08/96         8,913
    2,323   Ford Motor Credit Company                           5.700%     1/19/96         2,317

Principal                                                    Interest                  Amortized
 Amount                          Issue                         Rate       Maturity       Cost
---------   -----------------------------------------------  --------     --------     ---------
                      (All amounts in thousands)
$   1,600   Ford Motor Credit Company                           5.670%     1/25/96     $   1,594
    3,942   Ford Motor Credit Company                           5.700%     2/07/96         3,919
    6,500   Ford Motor Credit Company                           5.620%     2/13/96         6,456
    5,157   Ford Motor Credit Company                           5.690%     2/23/96         5,114
    4,300   Ford Motor Credit Company                           5.500%     3/01/96         4,261
    3,112   Ford Motor Credit Company                           5.460%     3/29/96         3,071
    2,011   General Electric Capital Corporation                5.680%     1/12/96         2,008
    7,000   General Electric Capital Corporation                5.690%     1/22/96         6,977
    7,173   General Electric Capital Corporation                5.680%     1/26/96         7,145
    3,500   General Electric Capital Corporation                5.690%     1/30/96         3,484
    4,500   General Electric Capital Corporation                5.680%     2/01/96         4,478
    4,364   General Electric Capital Corporation                5.640%     2/09/96         4,337
    7,000   General Electric Capital Corporation                5.500%     2/26/96         6,940
    5,569   General Electric Company                            5.670%     2/05/96         5,538
    5,000   Paccar Financial Corporation                        5.670%     1/25/96         4,981
    5,000   Paccar Financial Corporation                        5.660%     2/08/96         4,970
    5,000   Paccar Financial Corporation                        5.660%     2/09/96         4,969
    5,000   Paccar Financial Corporation                        5.630%     2/28/96         4,955
    5,000   Paccar Financial Corporation                        5.600%     3/01/96         4,953
    5,000   Paccar Financial Corporation                        5.560%     3/14/96         4,944
---------                                                                              ---------
  106,974                                                                                106,324
---------                                                                              ---------
UTILITIES -- TELEPHONE -- 10.3%
   12,000   American Telephone & Telegraph Corporation          5.670%     1/26/96        11,953
    3,512   American Telephone & Telegraph Corporation          5.650%     2/12/96         3,489
    5,000   American Telephone & Telegraph Corporation          5.610%     2/14/96         4,966
    2,750   American Telephone & Telegraph Corporation          5.600%     2/20/96         2,729
    2,276   American Telephone & Telegraph Corporation          5.570%     2/23/96         2,257
    5,178   American Telephone & Telegraph Corporation          5.590%     2/27/96         5,132
    5,000   American Telephone & Telegraph Corporation          5.490%     3/12/96         4,946
    2,605   Ameritech Capital Funding Corporation               5.700%     1/16/96         2,599
    7,000   Ameritech Capital Funding Corporation               5.590%     2/12/96         6,954
    8,000   Bellsouth Capital Funding Corporation               5.660%     1/11/96         7,987
    7,000   Bellsouth Capital Funding Corporation               5.630%     1/29/96         6,969
    4,880   GTE California, Incorporated                        5.630%     2/22/96         4,840
    5,000   GTE California, Incorporated                        5.560%     3/29/96         4,932
    3,000   Pacific Bell                                        5.650%     1/31/96         2,986
---------                                                                              ---------
   73,201                                                                                 72,739
---------                                                                              ---------
UTILITIES -- ENERGY & GAS -- 6.1%
    5,010   Consolidated Natural Gas Company                    5.620%     2/06/96         4,982
    3,210   Consolidated Natural Gas Company                    5.630%     2/07/96         3,192

Principal                                                    Interest                  Amortized
 Amount                          Issue                         Rate       Maturity       Cost
---------   -----------------------------------------------  --------     --------     ---------
                      (All amounts in thousands)
$   4,000   National Rural Utilities Cooperative Finance
              Corp.                                             5.690%     1/12/96     $   3,993
   17,000   National Rural Utilities Cooperative Finance
              Corp.                                             5.680%     1/24/96        16,938
    6,500   National Rural Utilities Cooperative Finance
              Corp.                                             5.650%     2/15/96         6,454
    3,100   National Rural Utilities Cooperative Finance
              Corp.                                             5.620%     2/21/96         3,075
    4,500   National Rural Utilities Cooperative Finance
              Corp.                                             5.550%     3/06/96         4,455
---------                                                                              ---------
   43,320                                                                                 43,089
---------                                                                              ---------
FOOD/BEVERAGE/TOBACCO -- 4.9%
   10,000   Anheuser Busch Companies, Incorporated              5.650%     1/10/96         9,986
    8,000   Brown - Forman Corporation                          5.680%     1/04/96         7,996
    3,473   Brown - Forman Corporation                          5.700%     1/16/96         3,465
    4,945   Campbell Soup Company                               5.670%     2/06/96         4,917
    8,000   Campbell Soup Company                               5.670%     2/06/96         7,954
---------                                                                              ---------
   34,418                                                                                 34,318
---------                                                                              ---------
BROKERAGE -- 4.8%
    5,200   Merrill Lynch & Company, Inc.                       5.800%     1/03/96         5,198
    9,000   Merrill Lynch & Company, Inc.                       5.760%     1/18/96         8,975
    3,500   Merrill Lynch & Company, Inc.                       5.770%     1/26/96         3,486
    7,000   Morgan Stanley Group, Incorporated                  5.730%     1/05/96         6,996
    3,000   Morgan Stanley Group, Incorporated                  5.720%     1/10/96         2,996
    6,432   Morgan Stanley Group, Incorporated                  5.450%     3/22/96         6,353
---------                                                                              ---------
   34,132                                                                                 34,004
---------                                                                              ---------
CHEMICAL/FOREST -- 3.6%
    4,305   DuPont (E.I.) de Nemours & Company                  5.650%     1/19/96         4,293
    4,773   DuPont (E.I.) de Nemours & Company                  5.670%     1/26/96         4,754
    8,265   Great Lakes Chemical Corporation                    5.700%     1/22/96         8,238
    8,000   Great Lakes Chemical Corporation                    5.650%     2/01/96         7,961
---------                                                                              ---------
   25,343                                                                                 25,246
---------                                                                              ---------
DRUGS/HEALTH -- 3.2%
    6,500   Schering Corporation                                5.680%     1/16/96         6,485
    8,000   Schering Corporation                                5.560%     1/17/96         7,980
    8,000   Warner - Lambert Company                            5.580%     2/23/96         7,934
---------                                                                              ---------
   22,500                                                                                 22,399
---------                                                                              ---------
ENERGY -- 3.1%
    4,000   Chevron Oil Finance Company                         5.680%     1/29/96         3,982
    7,160   Chevron Oil Finance Company                         5.700%     2/12/96         7,113

Principal                                                    Interest                  Amortized
 Amount                          Issue                         Rate       Maturity       Cost
---------   -----------------------------------------------  --------     --------     ---------
                      (All amounts in thousands)
$   5,000   Chevron U.K. Investment PLC                         5.700%     2/05/96     $   4,972
    5,796   Mobil Finance Corporation (Australia)               5.640%     2/02/96         5,767
---------                                                                              ---------
   21,956                                                                                 21,834
---------                                                                              ---------
MEDIA/ENTERTAINMENT -- 3.0%
    6,000   Dun and Bradstreet Corporation                      5.580%     1/16/96         5,986
    8,000   Knight Ridder, Incorporated                         5.640%     2/14/96         7,945
    7,500   McGraw Hill, Incorporated                           5.680%     2/02/96         7,462
---------                                                                              ---------
   21,500                                                                                 21,393
---------                                                                              ---------
ELECTRONIC/TECHNOLOGY -- 2.5%
    3,048   IBM Corporation                                     5.690%     2/01/96         3,033
    3,798   IBM Corporation                                     5.700%     2/02/96         3,779
    5,500   IBM Credit Corporation                              5.700%     1/30/96         5,475
    5,000   Pitney Bowes Credit Corporation                     5.640%     1/31/96         4,976
---------                                                                              ---------
   17,346                                                                                 17,263
---------                                                                              ---------
MERCHANDISING -- 1.4%
    7,000   Winn - Dixie Stores, Incorporated                   5.660%     2/08/96         6,958
    2,716   Winn - Dixie Stores, Incorporated                   5.650%     2/23/96         2,694
---------                                                                              ---------
    9,716                                                                                  9,652
  694,126   Total Commercial Paper                                                       690,561
---------                                                                              ---------
            PORTFOLIO WEIGHTED AVERAGE MATURITY                   32 Days
$ 723,010   TOTAL INVESTMENTS -- 102.2%                                                  719,445
 ========
            LIABILITIES, PLUS CASH AND OTHER
            ASSETS -- (2.2%)                                                             (15,452)
                                                                                       ---------
            NET ASSETS -- 100.0%                                                       $ 703,993
                                                                                        ========

---------------
VRN = Variable Rate Note

                See accompanying Notes to Financial Statements.

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995
                           (all amounts in thousands)

                                                                                       INTERNATIONAL
                                                                           GROWTH         GROWTH
                                                                            FUND           FUND
                                                                          --------     -------------
ASSETS
Investments at market (cost $270,957 and $83,301)                         $365,478        $89,577
Cash                                                                            --              4
Receivable for:
  Fund shares sold                                                             926            270
  Interest and dividends                                                       316             52
  Foreign withholding tax                                                       --            149
Unrealized appreciation on foreign currency forward contracts                   --            343
Deferred organization costs                                                     --             20
Other assets                                                                     1              3
                                                                          --------     -------------
    Total assets                                                           366,721         90,418
LIABILITIES
Payable for:
  Fund shares redeemed                                                         111             26
  Investments purchased                                                      3,297            462
  Management fee and organization costs (Notes 1 and 2)                        154            103
Other                                                                          123             65
                                                                          --------     -------------
    Total liabilities                                                        3,685            656
                                                                          --------     -------------
      Net assets                                                          $363,036        $89,762
                                                                          =========    =============
CAPITAL
Capital stock $0.001 par value; 30,515; and 6,842
  shares issued and outstanding                                           $     30        $     7
Paid-in-surplus                                                            268,053         83,708
Net unrealized appreciation on investments
  and foreign currency transactions (net of unrealized
  PFIC gain distribution of $0 and $414)                                    94,521          6,212
Accumulated undistributed net realized gain (loss)
  on investments and foreign currency transactions                             113           (452)
Undistributed net investment income                                            319            287
                                                                          --------     -------------
      Net assets                                                          $363,036        $89,762
                                                                          =========    =============
Net asset value per share                                                 $  11.90        $ 13.12
                                                                          =========    =============

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995
                           (all amounts in thousands)

                                                                     LIMITED TERM
                                                         INCOME        TAX-FREE       READY RESERVES
                                                          FUND           FUND              FUND
                                                        --------     ------------     --------------
ASSETS
Investments (Cost $142,123; $18,793; and $719,445,
  respectively)                                         $145,062        $19,087          $719,445
Cash                                                          --             55                --
Receivable for:
  Fund shares sold                                         1,246             --             8,500
  Investments sold                                             1             --                --
  Interest                                                 1,475            234               507
Deferred organization costs                                   --             20                --
Other assets                                                   2             --                22
                                                        --------     ------------     --------------
    Total assets                                         147,786         19,396           728,474
LIABILITIES
Payable for:
  Fund shares redeemed                                       276             50            23,829
  Management fee and organization costs
    (Notes 1 and 2)                                           75             20               360
  Dividends                                                   --             --               121
Other                                                         65              6               171
                                                        --------     ------------     --------------
    Total liabilities                                        416             76            24,481
                                                        --------     ------------     --------------
      Net assets                                        $147,370        $19,320          $703,993
                                                        =========    =============    ===============
CAPITAL
Capital stock ($0.001 par value; and 13,936; 1,941;
  and 703,993 shares issued and outstanding,
  respectively)                                         $     14        $     2          $    704
Paid-in-surplus                                          148,393         19,050           703,289
Net unrealized appreciation
  on investments                                           2,939            294                --
Accumulated undistributed net realized
  (loss) on investments                                   (3,963)           (30)               --
Undistributed net investment income                          (13)             4                --
                                                        --------     ------------     --------------
    Net assets                                          $147,370        $19,320          $703,993
                                                        =========    =============    ===============
Net asset value per share                               $  10.57        $  9.96          $   1.00
                                                        =========    =============    ===============

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                           (all amounts in thousands)

                                                                                INTERNATIONAL
                                                                     GROWTH        GROWTH
                                                                      FUND          FUND
                                                                     -------    -------------
Investment income
  Dividends                                                          $ 1,621       $ 1,917
  Interest                                                             1,297           178
                                                                     -------        ------
                                                                       2,918         2,095
  Less foreign tax withheld                                               (6)         (194)
                                                                     -------        ------
     Total investment income                                           2,912         1,901
                                                                     -------        ------
Expenses
  Investment advisory fees (Note 2)                                    1,561           887
  Custodian fees                                                          77           190
  Professional fees                                                       41            37
  Transfer agent fees                                                     95            15
  Registration fees                                                       45            31
  Organization costs                                                      --            10
  Miscellaneous                                                          100            27
                                                                     -------        ------
     Total expenses                                                    1,919         1,197
                                                                     -------        ------
     Net investment income                                               993           704
Net realized and unrealized gain (loss) on investments,
  foreign currency and other assets and liabilities
  Net realized gain (loss) on investments                             13,274          (904)
  Less foreign tax withheld on investments sold                           --           (18)
  Net realized gain on foreign currency transactions                      --           519
                                                                     -------        ------
     Total net realized gain (loss)                                   13,274          (403)
  Change in net unrealized appreciation on investments,
     and other assets and liabilities (Note 1)                        58,269         5,958
                                                                     -------        ------
     Net realized and unrealized gain on investments,
       foreign currency and other assets and liabilities              71,543         5,555
                                                                     -------        ------
Net increase in net assets resulting from operations                 $72,536       $ 6,259
                                                                     =======        ======

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                           (all amounts in thousands)

                                                                      LIMITED TERM     READY
                                                           INCOME       TAX-FREE      RESERVES
                                                            FUND          FUND          FUND
                                                           -------    ------------    --------
Investment income
  Interest                                                 $10,278       $  763       $36,158
                                                           -------    ------------    --------
     Total investment income                                10,278          763        36,158
                                                           -------    ------------    --------
Expenses
  Investment advisory fees (Note 2)                            868           94         3,613
  Custodian fees                                                57           41           115
  Professional fees                                             33           29            38
  Transfer agent fees                                           29            6           288
  Registration fees                                             14           15            96
  Organization costs                                             9            6            --
  Miscellaneous                                                  3           29           162
                                                           -------    ------------    --------
     Total expenses before waiver                            1,013          220         4,312
     Less waiver of expenses (Note 2)                           --         (214)           --
                                                           -------    ------------    --------
     Net investment income                                   9,265          757        31,846
Net realized and unrealized gain (loss) on investments
  Net realized loss on investments                            (955)         (22)           --
  Change in net unrealized appreciation on investments      11,783          764            --
                                                           -------    ------------    --------
     Net realized and unrealized gain on investments        10,828          742            --
                                                           -------    ------------    --------
Net increase in net assets resulting from operations       $20,093       $1,499       $31,846
                                                           =======    ===========     =======

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
                           (all amounts in thousands)

                                                                                                             INTERNATIONAL GROWTH
                                                                                      GROWTH FUND                    FUND
                                                                                   1995          1994         1995         1994
                                                                                 --------      --------      -------      -------
Operations
  Net investment income                                                          $    993      $    496      $   704      $    91
  Net realized gain (loss) on investments and foreign currency transactions        13,274        12,614         (403)       3,093
  Change in net unrealized appreciation on investments and other assets and
    liabilities                                                                    58,269        (2,378)       5,958       (4,427)
                                                                                 --------      --------      -------      -------
    Net increase (decrease) in net assets resulting from operations                72,536        10,732        6,259       (1,243)
Distributions to shareholders from
  Net investment income                                                              (817)         (423)        (880)(a)     (114)
  Net realized gain                                                               (13,275)      (12,616)          --       (3,679)
  Tax return of capital                                                                --            --           --         (431)
                                                                                 --------      --------      -------      -------
                                                                                  (14,092)      (13,039)        (880)      (4,224)
Capital stock transactions
  Shares sold                                                                     106,709        78,439       20,612       34,962
  Shares issued in reinvestment of income
    dividends and capital gain distributions                                       12,714        11,700          717        3,571
  Less shares redeemed                                                            (32,391)      (20,318)      (7,349)      (2,961)
                                                                                 --------      --------      -------      -------
Change from capital stock transactions                                             87,032        69,821       13,980       35,572
                                                                                 --------      --------      -------      -------
  Change in net assets                                                            145,476        67,514       19,359       30,105
Net assets
  Beginning of period                                                             217,560       150,046       70,403       40,298
                                                                                 --------      --------      -------      -------
  End of period                                                                  $363,036      $217,560      $89,762      $70,403
                                                                                 ========      ========      =======      =======
-------------------------
  Undistributed net investment income at the
    end of the period                                                            $    319      $    143      $   343      $    --
                                                                                 ========      ========      =======      =======
-------------------------
Capital stock transactions
  Shares sold                                                                       9,647         8,055        1,688        2,571
  Shares issued in reinvestment of income
    dividends and capital gain distributions                                        1,092         1,251           55          289
  Less shares redeemed                                                             (2,875)       (2,072)        (595)        (224)
                                                                                 --------      --------      -------      -------
Change from capital stock transactions                                              7,864         7,234        1,148        2,636
                                                                                 ========      ========      =======      =======

---------------
(a) Includes $414 relating to PFIC transactions which are treated as ordinary income for Federal income tax purposes.

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
                           (all amounts in thousands)

                                                                                    LIMITED TERM
                                                             INCOME FUND           TAX-FREE FUND          READY RESERVES FUND
                                                           1995        1994       1995      1994(A)       1995           1994
                                                         --------    --------    -------    -------    -----------    -----------
Operations
  Net investment income                                  $  9,265    $ 10,929    $   757    $   477    $    31,846    $    17,669
  Net realized (loss) on investments                         (955)     (3,010)       (22)        (8)            --         (1,268)
  Change in net unrealized appreciation (depreciation)
    on investments                                         11,783      (9,564)       764       (470)            --             --
                                                         --------    --------    -------    -------    -----------    -----------
    Net increase (decrease) in net assets
      resulting from operations                            20,093      (1,645)     1,499         (1)        31,846         16,401
                                                         --------    --------    -------    -------    -----------    -----------
Distributions to shareholders from
  Net investment income                                    (9,438)    (10,769)      (759)      (471)       (31,846)       (17,669)
  Net realized gain                                            --         (68)        --         --             --             --
                                                         --------    --------    -------    -------    -----------    -----------
                                                           (9,438)    (10,837)      (759)      (471)       (31,846)       (17,669)
Capital contribution                                           --          --         --         --             --          1,268
Capital stock transactions
  Shares sold                                              23,930      16,905      7,367     15,809      2,514,548      1,950,105
  Shares issued in reinvestment of income
    dividends and capital gain distributions                6,875       7,707        430        280         31,117         17,119
  Less shares redeemed                                    (37,880)    (72,721)    (3,333)    (1,501)    (2,362,949)    (1,923,215)
                                                         --------    --------    -------    -------    -----------    -----------
Change from capital stock transactions                     (7,075)    (48,109)     4,464     14,588        182,716         44,009
                                                         --------    --------    -------    -------    -----------    -----------
  Change in net assets                                      3,580     (60,591)     5,204     14,116        182,716         44,009
Net assets
  Beginning of period                                     143,790     204,381     14,116         --        521,277        477,268
                                                         --------    --------    -------    -------    -----------    -----------
  End of period                                          $147,370    $143,790    $19,320    $14,116    $   703,993    $   521,277
                                                         ========    ========    =======    =======     ==========     ==========
-------------------------
  Undistributed net investment income at the
    end of the period                                    $    (13)   $    160    $     4    $     6    $        --    $        --
                                                         ========    ========    =======    =======     ==========     ==========
-------------------------
Capital stock transactions
  Shares sold                                               2,337       1,646        750      1,617      2,514,548      1,950,105
  Shares issued in reinvestment of income
    dividends and capital gain distributions                  668         760         44         29         31,117         17,119
  Less shares redeemed                                     (3,670)     (7,126)      (342)      (157)    (2,362,949)    (1,923,215)
                                                         --------    --------    -------    -------    -----------    -----------
Change from capital stock transactions                       (665)     (4,720)       452      1,489        182,716         44,009
                                                         ========    ========    =======    =======     ==========     ==========

---------------
(a) For the period from January 24, 1994 (Commencement of Operations) to December 31, 1994.

                         NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES

(a) Description of the Fund

     William Blair Mutual Funds, Inc. (the "Fund") is a no-load, open-end diversified mutual fund consisting of five portfolios, each with its own investment objective and policies.

     The Growth Fund is a portfolio whose principal objective is to provide long-term appreciation of capital by investing in well-managed companies in growing industries.

     The International Growth Fund is a portfolio which invests primarily in common stocks issued by companies domiciled outside the United States and securities convertible into, ex-changeable for, or having the right to buy such common stocks. The investment objective of the portfolio is long-term capital appreciation through investment in well-managed, quality, growth companies.

     The Income Fund is a portfolio designed to provide investors with as high a level of current income as is consistent with preservation of capital.

     The Limited Term Tax-Free Fund is a portfolio designed to provide investors with as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

     The Ready Reserves Fund is a money market portfolio designed for investors who are looking for professional management of their reserve assets. The Ready Reserves Fund portfolio seeks to obtain maximum current income consistent with preservation of capital and invests exclusively in high quality money market instruments.

     All of the portfolio's investments are subject to market fluctuations and fiscal risks.

(b) Investment Securities

     Equity securities traded on national securities markets are valued at the last sale price or, in the absence of a sale on the date of determination, at the latest bid price. Long-term fixed-income securities are valued by using market quotations or independent services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. The value of a foreign security held is determined based upon its sale price on the foreign exchange or market on which it is traded as of the close of the appropriate exchange or, if there have been no sales during the day, at the latest bid price. Other securities are valued at fair value as determined in good faith by the Board of Directors. Short-term securities in all Funds except Ready Reserves Fund are valued at cost which approximates market value. Securities in Ready Reserves Fund are valued on the amortized cost method. Under this method, any premium or discount, as of the date an investment security is acquired, is amortized on a straight-line basis to maturity.

     Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available. Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

     Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Variable rate bonds and floating rate notes earn interest at a coupon rate which fluctuates at specific time intervals. The interest rates shown in the Income Fund, Limited Term Tax-Free Fund and Ready Reserves Fund Portfolios of Investments are the coupon rates in effect at December 31, 1995.

(c) Share Valuation and Dividends to Shareholders

     Shares are sold and redeemed on a continuous basis at net asset value. Each Fund determines net asset value per share by dividing the value of its Fund assets, less liabilities, by the number of shares outstanding as of the earlier of 3:00 p.m. or the daily close of business of the New York Stock Exchange for Growth Fund and International Growth Fund, 2:00 p.m. for Income Fund and Limited Term Tax-Free Fund and at 3:00 p.m. for Ready Reserves Fund. Dividends from net investment income of the Growth Fund, International Growth Fund, Income Fund, Limited Term Tax-Free Fund and Ready Reserves Fund are declared at least semi-annually, annually, monthly, monthly and daily, respectively. Dividends payable to shareholders are recorded on the ex-dividend date. Dividends are determined in accordance with Federal income tax principles which may treat certain transactions differently from generally accepted accounting principles. The International Growth Fund has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFIC") for Federal income tax purposes. In accordance with this election, $414,000 in unrealized appreciation was recognized in 1995. The International Growth Fund's distribution for 1994 included $431,097 relating to a tax return of capital. The permanent book and tax difference relating to this distribution resulted in a reduction to Paid-in-Surplus.

(d) Repurchase Agreements

     The Fund may enter into repurchase agreements through its custodian, whereby the Fund acquires ownership of a debt security and the custodian agrees, at the time of the sale, to repurchase the debt security from the Fund at a mutually agreed upon time and price. The Fund's policy is to take possession of securities under repurchase agreements. The Fund minimizes credit risk by (i) monitoring credit exposure of the custodian and (ii) monitoring collateral value on a daily basis and requiring additional collateral to be deposited with or returned to the Fund when deemed necessary.

(e) Foreign Currency Translation and Forward Foreign Currency Contracts

     All assets and liabilities of the International Growth Fund denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the day of valuation. The International Growth Fund may enter into forward foreign currency contracts as a means of managing the risks associated with changes in exchange rates for the purchase or sale of a specific amount of a particular foreign currency. Additionally, from time to time, the Fund may enter into contracts to hedge the value, in U.S. dollars, of securities it currently owns. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Realized gains and losses from foreign currency transactions associated with purchases and sales of investments are included in the cost or proceeds. All other foreign currency transactions are included in net realized gain or loss from investments.

(f) Income Taxes

     Each Fund intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since the Funds intend to distribute their taxable income to their shareholders and be relieved of all Federal income taxes. At December 31, 1995 the International Growth Fund, the Income Fund and the Limited Term Tax-Free Fund have capital loss carryforwards of $118,000, $3,965,000 and $30,000, respectively. These loss carryforwards, which expire in 2003, 2002 and 2003, respectively, can be used to offset capital gains.

(g) Organization Costs

     The initial organization costs of the International Growth Fund, Income Fund and the Limited Term Tax-Free Fund have been paid or accrued by William Blair & Company (the "Company") and the Funds will reimburse the Company for the amount of such expenses not exceeding $50,000. The deferred organization costs are being amortized on the straight-line method and repaid to the Company over a five year period.

(2) INVESTMENT ADVISORY, TRANSACTIONS WITH AFFILIATES AND DIRECTOR'S FEES

     The Company serves as the Funds' Investment Adviser (the "Adviser") and provides administrative services to the Funds under a Management Agreement.

     Growth Fund pays the Company an advisory fee monthly at an annual rate of .625% of the first $75 million of average daily net assets of the Fund and .50%
of the average daily net assets in excess of $75 million. The Fund may from time to time own portfolio securities with respect to which the Adviser makes a market and/or takes a position.

     International Growth Fund pays the Company an advisory fee monthly at an annual rate of 1.10% of the first $100 million of average daily net assets and
 .95% of average daily net assets in excess of $100 million. The Company has a sub-investment management agreement with Framlington Overseas Investment Management Limited (U.K.) and pays the sub-adviser a monthly fee at an annual rate equal to 0.40% of the first $100 million of average daily net assets and 0.275% of average daily assets in excess of $100 million.

     Income Fund pays the Company an advisory fee monthly at an annual rate of .25% of the first $100 million of average daily net assets of the Fund, .20% of the next $150 million and .15% in excess of $250 million of average daily net assets, plus 5.0% of the gross income earned.

     Limited Term Tax-Free Fund pays the Company an advisory fee monthly at an annual rate of .25% of the first $250 million of average daily net assets of the Fund and .20% in excess of $250 million, plus 7.0% of the gross income earned. The Company has voluntarily agreed to waive its management fee and has paid all other operating expenses of the Fund, except for the amortization of organization costs.

     Ready Reserves Fund pays the Company an advisory fee monthly at an annual rate of .625% of the first $250 million of average daily net assets of the Fund,
 .60% of the next $250 million, .55% of the next $500 million, .50% of the next $2 billion, .45% of the next $2 billion, and .40% of average daily net assets in excess of $5 billion.

     The Company purchased U.S. Government guaranteed obligations at amortized cost from the Ready Reserves Fund in 1994. The excess of the purchase price (amortized cost) over the fair market value at the date of purchase was reflected as a capital contribution to the Fund.

     The Funds paid fees of $53,500 to non-affiliated directors of the Funds for the period ended December 31, 1995.

(3) INVESTMENT TRANSACTIONS (000 OMITTED)

     Investment transactions, excluding money market instruments, for the period ended December 31, 1995, are as follows:

                                                          INTERNATIONAL               LIMITED TERM
                                               GROWTH        GROWTH        INCOME       TAX-FREE
                                                FUND          FUND          FUND          FUND
                                              --------    -------------    -------    ------------
Purchases                                     $162,814       $73,889       $70,669      $  4,563
Proceeds from sales and maturities              87,922        59,521        75,728         3,794
Gross unrealized appreciation
  (depreciation) at December 31, 1995
  is as follows:
  Unrealized appreciation                     $ 98,802       $11,041       $ 3,275      $    311
  Unrealized depreciation                       (4,281)       (4,765)         (336)          (17)
                                              --------       -------       -------       -------
  Net unrealized appreciation                 $ 94,521       $ 6,276       $ 2,939      $    294
                                              ========       =======       =======       =======

     Cost of investments is the same for financial statement and federal income tax purposes.

(4) FORWARD FOREIGN CURRENCY CONTRACTS (000 OMITTED)

     In order to protect itself against a decline in the value of the Japanese yen against the U.S. dollar, the International Growth Fund entered into a forward contract with its custodian to deliver Japanese Yen in exchange for U.S. dollars as described below. International Growth Fund bears the market risk that arises from changes in foreign exchange rates and bears the credit risk if the counterparty fails to perform under the contract. The unrealized gain associated with this forward contract is reflected in the accompanying financial statements. At December 31, 1995, the International Growth Fund had the following forward foreign currency contract outstanding:

                          CONTRACT                           UNREALIZED
  FOREIGN CURRENCY       AMOUNT IN          SETTLEMENT          GAIN
   TO BE DELIVERED      U.S. DOLLARS           DATE          AT 12/31/95
---------------------   ------------    ------------------   -----------
900,000 Japanese Yen       $9,086        January 19, 1996       $ 343

FINANCIAL HIGHLIGHTS

                                                                                YEARS ENDED DECEMBER 31,
                                                                 -------------------------------------------------------
                         GROWTH FUND                               1995        1994        1993        1992       1991
--------------------------------------------------------------   --------    --------    --------    --------    -------
Net asset value, beginning of period                             $  9.600    $  9.730    $  9.390    $  9.490    $ 6.970
Income from investment operations:
 Net investment income                                               .034        .027        .035        .045       .070
 Net realized and unrealized gain on investments                    2.750        .581       1.389        .671      2.970
                                                                 --------    --------    --------    --------    -------
Total from investment operations                                    2.784        .608       1.424        .716      3.040
Less distributions from:
 Net investment income                                               .030        .025        .035        .047       .070
 Net realized gain                                                   .454        .713       1.049        .769       .450
                                                                 --------    --------    --------    --------    -------
Total distributions                                                  .484        .738       1.084        .816       .520
                                                                 --------    --------    --------    --------    -------
Net asset value, end of period                                   $ 11.900    $  9.600    $  9.730    $  9.390    $ 9.490
                                                                 ========    ========    ========    ========    =======
Total return (%)                                                    29.07        6.45       15.51        7.61      44.37
Ratios to average daily net assets (%):
 Expenses                                                             .65         .71         .78         .83        .90
 Net investment income                                                .34         .32         .38        1.34        .83
Supplemental data:
 Net assets at end of period (in thousands)                      $363,036    $217,560    $150,046    $111,082    $91,433
 Portfolio turnover rate (%)                                           32          46          55          27         33

                                                                        YEARS ENDED DECEMBER 31,         PERIOD ENDED
                                                                     -------------------------------     DECEMBER 31,
                    INTERNATIONAL GROWTH FUND                         1995        1994        1993        1992(a)(b)
-----------------------------------------------------------------    -------     -------     -------     -------------
Net asset value, beginning of period                                 $12.360     $13.180     $10.130        $10.000
Income from investment operations:
 Net investment income (loss)                                           .105       0.016       0.008         (0.011)
 Net realized and unrealized gain (loss) on investments
   and foreign currency and other assets and liabilities                .785      (0.025)      3.401          0.141
                                                                     -------     -------     -------        -------
Total from investment operations                                        .890      (0.009)      3.409          0.130
Less distributions from:
 Net investment income                                                  .130(c)    0.024          --             --
 Net realized gain                                                        --       0.714       0.359             --
 Tax return of capital                                                    --       0.073          --             --
                                                                     -------     -------     -------        -------
Total distributions                                                     .130       0.811       0.359             --
                                                                     -------     -------     -------        -------
Net asset value, end of period                                       $13.120     $12.360     $13.180        $10.130
                                                                     =======     =======     =======        =======
Total return (%)                                                        7.22      (0.040)       33.6            1.3
Ratios to average daily net assets (%):
 Expenses(d)                                                            1.48        1.51        1.71           1.88
 Net investment income(d)                                                .87         .15         .11           (.56)
Supplemental data:
 Net assets at end of period (in thousands)                          $89,762     $70,403     $40,298        $10,767
 Portfolio turnover rate (%)                                              77          40          83              5

---------------

(a) Ratios are annualized except total returns for periods less than one year.
(b) For the period October 1, 1992 (Commencement of Operations) to December 31, 1992.
(c) Includes $.061 in PFIC transactions which are treated as ordinary income for Federal income tax purposes.
(d) Without the waiver of expenses in 1993 and 1992, the expense ratios would have been 2.08% and 2.55% and the net investment income ratios would have been (.25)% and (1.22)%, respectively.

                                                                           YEARS ENDED DECEMBER 31,
                                                            -------------------------------------------------------
                       INCOME FUND                            1995        1994        1993        1992       1991
---------------------------------------------------------   --------    --------    --------    --------    -------
Net asset value, beginning of period                        $  9.850    $ 10.580    $ 10.600    $ 10.770    $10.200
Income from investment operations:
  Net investment income                                         .646        .661        .651        .832       .945
  Net realized and unrealized gain (loss) on investments        .732       (.741)       .159       (.089)      .638
                                                            --------    --------    --------    --------    -------
Total from investment operations                               1.378       (.080)       .810        .743      1.583
Less distributions:
  Net investment income                                         .658        .646        .651        .827       .870
  Net realized gain                                               --        .004        .179        .086       .143
                                                            --------    --------    --------    --------    -------
Total distributions                                             .658        .650        .830        .913      1.013
                                                            --------    --------    --------    --------    -------
Net asset value, end of period                              $ 10.570    $  9.850    $ 10.580    $ 10.600    $10.770
                                                            ========    ========    ========    ========    =======
Total return (%)                                               14.37        (.74)       7.82        7.17      16.47
Ratios to average daily net assets (%):
  Expenses(a)                                                    .68         .68         .70         .88        .92
  Net investment income(a)                                      6.24        6.33        5.96        7.69       8.33
Supplemental data:
  Net assets at end of period (in thousands)                $147,370    $143,790    $204,381    $136,896    $83,041
  Portfolio turnover rate (%)                                     54          63         114          47         64

---------------

(a) Without the waiver of expenses in 1991, the expense ratio would have been 1.06% and the net investment income ratio would have been 8.19%.

                                                                           YEAR ENDED          PERIOD ENDED
                                                                          DECEMBER 31,         DECEMBER 31,
                       LIMITED TERM TAX-FREE FUND                             1995              1994(a)(b)
------------------------------------------------------------------------  ------------         ------------
Net asset value, beginning of period                                        $  9.480             $ 10.000
Income from investment operations:
  Net investment income                                                         .446                 .362
  Net realized and unrealized gain (loss) on investments                        .482                (.524)
                                                                          ------------         ------------
Total from investment operations                                                .928                (.162)
Less distributions
  Net investment income                                                         .448                 .358
                                                                          ------------         ------------
Total distributions                                                             .448                 .358
                                                                          ------------         ------------
Net asset value, end of period                                              $  9.960             $  9.480
                                                                          =============        =============
Total return (%)                                                                9.96                (1.60)
Ratios to average daily net assets (%):
  Expenses (c)                                                                   .04                  .11
  Net investment income(c)                                                      4.61                 4.06
Supplemental data:
  Net assets at end of period (in thousands)                                $ 19,320             $ 14,116
  Portfolio turnover rate (%)                                                     77                  121

(a) Ratios are annualized except for total returns for periods of less than a year.
(b) For the period from January 24, 1994 (Commencement of Operations) to December 31, 1994.
(c) Without the waiver of expenses in 1995 and 1994, the expense ratios would have been 1.34% and 1.35% and net investment income ratios would have been 3.31% and 2.82%, respectively.

FEDERAL TAX STATUS OF DIVIDENDS

     All of the dividends paid from net investment income by the Fund constitute tax-exempt interest that is not taxable for Federal income tax purposes; however, a portion of the dividends paid may be includable in the alternative minimum tax calculation.
---------------

                                                                           YEARS ENDED DECEMBER 31,
                                                           --------------------------------------------------------
                  READY RESERVES FUND                        1995        1994        1993        1992        1991
--------------------------------------------------------   --------    --------    --------    --------    --------
Net asset value, beginning of period                       $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000
Income from investment operations:
  Net investment income                                       .0530       .0361       .0261       .0327       .0551
  Net realized loss on investments                               --      (.0026)         --          --          --
                                                           --------    --------    --------    --------    --------
Total from investment operations                              .0530       .0335       .0261       .0327       .0551
Less distributions from:
  Net investment income                                       .0530       .0361       .0261       .0327       .0551
                                                           --------    --------    --------    --------    --------
Total distributions                                           .0530       .0361       .0261       .0327       .0551
                                                           --------    --------    --------    --------    --------
Capital contribution                                             --       .0026          --          --          --
                                                           --------    --------    --------    --------    --------
Net asset value, end of period                             $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000
                                                           ========    ========    ========    ========    ========
Total return (%)                                               5.45        3.67(d)     2.64        3.32        5.64
Ratios to average daily net assets (%):
  Expenses                                                      .72         .71         .71         .71         .71
  Net investment income                                        5.30        3.61        2.61        3.27        5.51
Supplemental data:
  Net assets at end of period (in thousands)               $703,993    $521,277    $477,268    $448,797    $402,978

---------------

(d) The total return includes the impact of the Company's capital contribution. Without the Company's capital contribution, the total return would have been 3.40%.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
WILLIAM BLAIR MUTUAL FUNDS, INC.

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of William Blair Mutual Funds, Inc. (comprised of Growth Fund, International Growth Fund, Income Fund, Limited Term Tax-Free Fund and Ready Reserves Fund) (together the "Funds") as of December 31, 1995, and the related statements of operations for the year then ended and changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of William Blair Mutual Funds, Inc. at December 31, 1995, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
February 2, 1996

                             THE BOARD OF DIRECTORS

CONRAD FISCHER, CHAIRMAN
    Principal, William Blair & Company, L.L.C.

VERNON ARMOUR
    Private Investor

C. MATHEWS DICK, JR.
    Chairman, Intelligent Office Corp.

EDWARD M. HOBAN
    Retired Principal,
    William Blair & Company, L.L.C.

GEORGE KELM
    Retired Chairman of the Board,
    Sahara Coal Company, Inc.

JAMES M. MCMULLAN
    Principal, William Blair & Company, L.L.C.

JOHN H. OLWIN, MD
    Emeritus Attending Surgeon, Presbyterian-
    St. Luke's Hospital and Emeritus
    Professor of General Surgery,
    Rush Medical College

JOHN B. SCHWEMM
    Retired Chairman and
    Chief Executive Officer,
    R.R. Donnelley & Sons Company

JOHN W. STRAUB
    Chairman and President,
    W.F. Straub & Company

W. JAMES TRUETTNER, JR., SENIOR VICE PRESIDENT
    Principal, William Blair & Company, L.L.C.
---------------------------------------------------------

Rocky Barber, President
Mark A. Fuller, III, Senior Vice President
Bentley M. Myer, Senior Vice President
Norbert W. Truderung, Senior Vice President
James S. Kaplan, Vice President
John P. Kayser, Vice President
Terence M. Sullivan, Vice President
Walter Rucinski, Treasurer
Sheila M. Johnson, Secretary

---------------------------------------------------------

                                (WM BLAIR LOGO)

                             222 West Adams Street
                            Chicago, Illinois 60606
                                  312-364-8000

                               INVESTMENT ADVISER

                                (WM BLAIR LOGO)

                                 TRANSFER AGENT
                      State Street Bank and Trust Company
                                 P.O. Box 9104
                             Boston, MA 02266-9104
                                  800-635-2886
                          (Massachusetts 800-635-2840)

                                  (COPYWHITE)

                                  GROWTH FUND

                                 INTERNATIONAL
                                  GROWTH FUND

                                  INCOME FUND

                                  LIMITED TERM

                                 TAX-FREE FUND

                                 READY RESERVES

                                      FUND
                               DECEMBER 31, 1995
                                 ANNUAL REPORT

This report has been prepared for the information of the shareholders of William Blair Mutual Funds, Inc. It is not to be construed as an offering to sell or buy any securities of the Fund. Such offering is made only by the Prospectus.

                        WILLIAM BLAIR MUTUAL FUNDS, INC.


                                     PART C

                               OTHER INFORMATION


ITEM 24.         Financial Statements and Exhibits

                 (a)      Financial Statements:

                          (i) Financial Statements included in Part A of the Registration Statement:


                                  For Growth Fund, International Growth Fund,
                                  Income Fund, and Ready Reserves Fund:


                                  Financial Highlights

                          (ii) Financial Statements included in Part B of the Registration Statement:


                                  The following information contained in the Annual Report for William Blair Mutual Funds, Inc. (Growth Fund, International Growth
                                  Fund, Income Fund, Limited Term Tax-Free Fund and Ready Reserves Fund) for the fiscal year ended December 31, 1995 is incorporated by reference into Part A.


                                  William Blair Mutual Funds, Inc.

                                        Growth Fund, International Growth Fund,
                                        Income Fund, Limited Term Tax-Free
                                        Fund and Ready Reserves Fund


                                              Statements of Assets and
                                              Liabilities at
                                              December 31, 1995



                                              Statements of Operations
                                              for the year ended
                                              December 31, 1995



                                              Statements of Changes in
                                              Net Assets for the years
                                              ended December 31, 1995 and
                                              1994 (for the period from
                                              January 24, 1994 (Commencement
                                              of Operations) to December 31,
                                              1995 for the Limited Term
                                              Tax-Free Fund)


                                              Notes to Financial Statements

                                        Growth Fund, International Growth Fund,
                                        Income Fund, Limited Term Tax-Free
                                        Fund and Ready Reserves Fund

                                                Schedules II, III, IV, V,
                                                VI and VII are omitted as the
                                                required information is not
                                                present

                                                Schedule I has been
                                                omitted as the required
                                                information is presented in the
                                                Schedules of Investments at
                                                December 31, 1995

                 (b)      Exhibits


                          1a.     Articles of Incorporation.1/


                          1b.     Form of Amendment to Articles of
                                  Incorporation.

                          2.      By-laws, as amended.5/
                          3.      Inapplicable

                          4.      See items 1 and 2 above.


                          5a.     Form of Management Agreement.


                          5b. Form of Management Agreement dated January 5, 1988.2/


                          5c.     Amendment to Management Agreement.4/


                          5d.     Form of Second Amendment to Management
                                  Agreement.6/


                          5e.     Form of Third Amendment to Management
                                  Agreement.7/


                          5f.     Form of Sub-Investment Advisory
                                  Agreement.8/


_____________________


1/ Also filed as an exhibit to Registrant's initial Registration Statement on Form N-1A as filed on or about September 25, 1987.



2/ Incorporated herein by reference to Registrant's initial Registration Statement on Form N-1A as filed on or about September 25, 1987.


4/ Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A as filed on or about July 27, 1990.


5/ Also filed as an exhibit to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A as filed on or about March 1, 1991.



6/ Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A as filed on or about March 1, 1991.



7/ Incorporated herein by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A as filed on or about July 22, 1992.



8/ Form of agreement filed as an exhibit to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A as filed on or about July 22, 1992.

                          5g.     Form of Fourth Amendment to Management
                                  Agreement.9/
                          6.      Underwriting Agreement.3/

                          7.      Inapplicable.

                          8.      Custodian Agreement.

                          9.      Inapplicable.
                          10. Opinion and Consent of Vedder, Price, Kaufman & Kammholz.
                          11.     Consent of Ernst & Young LLP.
                          12.     Inapplicable.

                          13.     Subscription Agreement.3/

                          14.     Inapplicable.
                          15.     Inapplicable.

                          16.     Schedule for calculation of performance
                                  quotation.


                          27.     Financial Data Schedule.


ITEM 25.         Persons Controlled by or under Common Control with Registrant

                 Inapplicable.

ITEM 26.         Number of Holders of Securities


                 Number of holders of securities as of December 31, 1995:


                                                           Number of
Title of Class                                          Record Holders
--------------                                          --------------
Shares of common stock of:

   Growth Fund                                                  8,357

   International Growth Fund                                    1,054

   Income Fund                                                  2,165

   Limited Term Tax-Free Fund                                     142

   Ready Reserves Fund                                         20,044

____________________


3/ Form of agreement filed as an exhibit to Registrant's initial Registration Statement on Form N-1A as filed on or about September 25, 1987.

9/ Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A as filed on or about November 23, 1993.

ITEM 27.         Indemnification

                 The Maryland Code, Corporations and Associations, Section 2-418, provides for indemnification of directors, officers, employees and agents.

                 Article VII of the Registrant's Articles of Incorporation provides for indemnification of directors or officers under certain circumstances but does not allow such indemnification in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


         The Investment Management Agreement between the Registrant and William Blair & Company, L.L.C. (the "Adviser") provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of the Adviser, the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which such Agreement relates.


         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. Business and Other Connections of Investment Adviser and Sub-Investment Adviser


                 Registrant's investment manager is William Blair & Company, L.L.C., a limited liability company. In addition to its services to Registrant as investment manager as set forth in Parts A and B of this Registration Statement on Form N-1A, William Blair & Company, L.L.C. is a registered broker-dealer and investment adviser and engages in investment banking.



         The principal occupations of the principals and primary officers of William Blair & Company, L.L.C. are their services as principals and officers of that Company. The address of William Blair & Company, L.L.C. and Registrant is 222 West Adams Street, Chicago, Illinois 60606.



         Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each principal of William Blair & Company, L.L.C. is, or at any time during the last two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee:

 Name and Position with                Name of Company and/or
 William Blair & Company, L.L.C.       Principal Business                       Capacity
 ------------------------------------------------------------------------------------------------------------
 James L. Barber, Jr.                  LaRabida Hospital Foundation             Vice President and Secretary
 Principal                                                                      of the Board of Directors

                                       Stanford Associates                      President

                                       William Blair Mutual Funds, Inc.         President

 Bowen Blair,                          The Art Institute of Chicago             Trustee
 Senior Principal
                                       Chicago Historical Society               Trustee

                                       Field Museum of Natural History          Trustee

                                       Receptor Laboratories                    Director

 Edward McC. Blair, Sr.,               The Art Institute of Chicago             Life Trustee
 Senior Principal

                                       College of The Atlantic                  Trustee

                                       Pullman Educational Foundation           Life Trustee

                                       Rush Presbytarian-St. Luke's             Life Trustee
                                       Medical Center

                                       University of Chicago                    Life Trustee

 Edward McC. Blair, Jr.                Chicago Dock and Canal Trust             Trustee
 Principal

                                       Chicago Zoological Society               Deputy Chairman
                                       Research Industries, Inc.                Director

                                       Sensar Corporation                       Director

                                       University of Chicago Hospital           Trustee

 Kurt Beuchel,                         Social Security Fund of the              Member
 Principal                             Principality of Liechtenstein            Investment Advisory Board

 David G. Chandler,                    The Bruss Company                        Director
 Principal
                                       Encore Paper Company                     Director

                                       Gibraltar Packaging Group                Director

                                       International Jensen Incorporated        Director

                                       Morton Grove Pharmaceuticals, Inc.       Director

                                       Predelivery Service Corporation          Director

                                       Sherwood Enterprises, Inc.               Director

 E. David Coolidge, III,               United Stationers, Inc.                  Director
 Chief Executive Officer

                                       Pittway Corporation                      Director

 Name and Position with                Name of Company and/or
 William Blair & Company, L.L.C.       Principal Business                       Capacity
 ---------------------------------------------------------------------------------------------------------
 Conrad Fischer                        APM Limited Partnership                  General Partner
 Chief Executive Officer

                                       Chicago Child Care                       Trustee Emeritus
                                       William Blair Mutual Funds, Inc.         Chairman and Director

 Thomas A. FitzSimmons                 Credit Acceptance Corporation            Director
 Principal
 Paul W. Franke,                       Music City Bagels, Inc.                  Director
 Principal

 Mark A. Fuller, III,                  Fuller Investment Company                President
 Principal

                                       William Blair Mutual Funds, Inc.         Senior Vice President

 John K. Greene,                       Chicago Horticultural Society            Trustee
 Principal

                                       Children's Home & Aid Society            Trustee
                                       of Illinois, Inc.

                                       Hazelden                                 Chairman Illinois Advisory
                                                                                Committee

                                       Vulcan Materials Co.                     Director

 Thomas L. Greene,                     Tyler School of Secretarial              25% Owner
 Principal                             Science

 Samuel B. Guren,                      Falcon First Communications, L.P.        Board of Advisors
 Principal

                                       Four M Corporation                       Director

                                       Marks Brothers Jewelers, Inc.            Director

                                       Prime Cable of Alaska                    Board of Advisors

                                       Technetics                               Director

 James P. Hickey,                      Eagle Point Software                     Director
 Principal

 Edgar D. Jannotta, Sr.,               AAR Corporation                          Director
 Senior Principal
                                       AON Corporation                          Director

                                       Bandag, Incorporated                     Director

                                       Encyclopedia Britannica, Inc.            Director

                                       Molex, Incorporated                      Director

                                       New York Stock Exchange, Inc.            Director

                                       Oil-Dri Corporation of America           Director

                                       Safety-Kleen Corporation                 Director

 Name and Position with                Name of Company and/or
 William Blair & Company, L.L.C.       Principal Business                       Capacity
-------------------------------------------------------------------------------------------------

                                       Sloan Value Company                      Director

                                       Unicom Corporation                       Director

 Edgar D. Jannotta, Jr.,               Big Sky Joint Venture                    General Partner
 Principal

                                       The Bruss Company                        Director

                                       Daiseytek International                  Director

                                       Gibraltar Packaging                      Director

                                       Greater Chicago Food Depository          Co-Chairman Finance
                                                                                Steering Committee

                                       Mid-south Building Supplies              Director

                                       Towne Holdings, Inc.                     Director

                                       Western Fidelity Holdings, Inc.          Director

 Richard P. Kiphart,                   Allegheny College                        Board of Directors
 Principal

                                       McCormick Theological Seminary           Board of Directors

                                       Woodlands Academy of the                 Trustee
                                       Sacred Heart

 Robert Lanphier, IV,                  Ag. Med, Inc. (Private)                  Chairman
 Principal

 Wayne P. Lockwood,                    Elco Industries, Incorporated            Director
 Principal

 James McMullan,                       Listing Review Committee NASDAQ
 Principal

                                       Security Industry Association            Director

                                       William Blair Mutual Funds, Inc.         Director

 Timothy M. Murray,                    AGI, Inc.                                Director
 Principal
                                       The Bruss Company                        Director

                                       Card Establishment Services              Director

                                       Daiseytek, Incorporated                  Director

                                       Mede America, Inc.                       Director

                                       Mid-south Building Supply Company        Director

                                       Portland Food Products                   Director

                                       Sherwood Enterprises, Incorporated       Director

                                       Technetics Corporation                   Director

                                       Towne Holdings, Inc.                     Director

 Name and Position with                Name of Company and/or
 William Blair & Company, L.L.C.       Principal Business                       Capacity
 -------------------------------------------------------------------------------------------------------

 Bentley M. Myer,                      Delnor Community Hospital                Director
 Principal                             Foundation

                                       William Blair Mutual Funds, Inc.         Senior Vice President

 Neal L. Seltzer,                      Scholarship and Guidance Foundation      Director
 Principal

 Ronald B. Stansell,                   AFO Limited Partnership                  Limited Partner
 Principal

 Thomas H. Story,                      Security APL, Inc.                       Member, Advisory Council
 Principal

 Mark Timmerman,                       DIY Home Warehouse, Incorporated         Director
 Principal

                                       Prophet 21, Incorporated                 Director

 Norbert W. Truderung,                 William Blair Mutual Funds, Inc.         Senior Vice President
 Principal

 W. James Truettner, Jr.,              International Travel Services            Director
 Principal
                                       Roberts Industries                       Director

                                       Shendandoah University                   Trustee

                                       William Blair Mutual Funds, Inc.         Senior Vice President and
                                                                                Director




 Name and position(s) with
 Framlington Overseas                  Name of Company and/or
 Investment Management Limited         Principal Business                       Capacity
 -------------------------------------------------------------------------------------------------------

 Gary Christopher FitzGerald           Framlington Group plc                    Managing Director of
 (Director)                                                                     Emerging Markets

                                       Framlington Investment                   Director
                                       Management Limited

 Warren Jay Coleman                    Framlington Group plc                    Operations Director
 (Director)

 Michael Haski                         Framlington Group plc                    Chairman of Emerging
 (Director)                                                                     Markets

                                       Foster & Braithwaite Limited             Director

                                       CCF & Partners Asset                     Director
                                       Management Limited

                                       European Smaller Companies Fund          Director

                                       FIDA Holdings                            Director

 Name and position(s) with
 Framlington Overseas                  Name of Company and/or
 Investment Management Limited         Principal Business                       Capacity
 -----------------------------------------------------------------------------------------------------

                                       Framlington Investment                   Director
                                       Management Limited

                                       Fordinvest                               Director

                                       Japan Gamma                              Director

                                       First Islamic Investment Trust           Director
                                       Limited

                                       Oriel Overseas Limited                   Director

                                       Sam Finance                              Director

                                       Selection Amerique                       Director

                                       Selection Euravear                       Director

                                       Selection Plus                           Director

                                       Selection Sante                          Director

                                       Selection Europe                         Director

 Jean Luc Schilling                    Framlington Group plc                    Managing Director of
 (Director)                                                                     International Division

                                       Framlington Investment                   Director
                                       Management Limited

                                       Framlington Overseas Investment          Managing Director
                                       Management Limited
 Michael Andrew Vogel                  Framlington Group plc                    Managing Director
 (Director)

 Timothy Simon Thomas Key              Framlington Group plc                    Economist/Strategist
 (Chief Investment Officer)

 Celia Linda Whitten                   Framlington Group plc                    Company Secretary
 (Company Secretary)

 Eileen Teresa Milnes                  Framlington Group plc                    Compliance Officer
 (Compliance Officers)

 Robert John Garton Jenkins            Framlington Group plc                    Fund Manager
 (Fund Manager)




ITEM 29.         Principal Underwriters

                 (a)      Inapplicable.

                 (b) The principal business address of each principal and officer of William Blair & Company, L.L.C., principal underwriter for Registrant, is 222 West Adams Street, Chicago, Illinois 60606. See Item 28 for information with respect to officers and principals of William Blair & Company, L.L.C..

                 (c)      Inapplicable.

ITEM 30.         Location of Accounts and Records


                 All such accounts, books and other documents are maintained by the Registrant's officers at the offices of the Registrant and the offices of the Investment Adviser, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois, and also shareholder account information and original shareholder correspondence is available at the offices of the Transfer Agent and Dividend Paying Agent, Investors Bank and Trust Company, P.O. Box 9104, Boston, Massachusetts 02205-9104.


ITEM 31.         Management Services

                 Inapplicable.

ITEM 32.         Undertakings

                 (a)      Inapplicable.

                 (b)      Inapplicable.

                 (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 13th day of February, 1996.


                                       WILLIAM BLAIR MUTUAL FUNDS, INC.


                                       By:/s/James L. Barber, Jr.
                                          --------------------------------
                                          James L. Barber, Jr., President


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacity and on the date indicated.


Signature                                          Title                                      Date
---------                                          -----                                      ----
/s/ Vernon Armour                                  Director                           February 13, 1996
-------------------------------------------
Vernon Armour


/s/ C. Mathews Dick, Jr.                           Director                           February 13, 1996
-------------------------------------------
C. Mathews Dick, Jr.


/s/ Conrad Fischer                                 Director (Chairman of              February 13, 1996
-------------------------------------------
Conrad Fischer                                      the Board)


/s/George Kelm                                     Director                           February 29, 1996
-------------------------------------------
George Kelm


/s/ James M. McMullan                              Director                           February 13, 1996
-------------------------------------------
James M. McMullan

Signature                                          Title                                      Date
---------                                          -----                                      ----
/s/ John H. Olwin, M.D.                            Director                           February 13, 1996
-------------------------------------------
John H. Olwin, M.D.


/s/ John B. Schwemm                                Director                           February 13, 1996
-------------------------------------------
John B. Schwemm


/s/ John W. Straub                                 Director                           February 13, 1996
-------------------------------------------
John W. Straub


/s/ W. James Truettner, Jr.                        Director                           February 13, 1996
-------------------------------------------
W. James Truettner, Jr.


/s/ James L. Barber, Jr.                           President (Principal               February 13, 1996
-------------------------------------------         Executive Officer)
James L. Barber, Jr.


/s/ Walter Rucinski                                Treasurer (Principal               February 13, 1996
-------------------------------------------         Financial Officer
Walter Rucinski                                     Principal Accounting
                                                    Officer)



                                 EXHIBIT INDEX

99.B1a.      Articles of Incorporation.1/


    1b.      Form of Amendment to Articles of Incorporation.


99.B2.       By-laws, as amended.5/


99.B3.       Inapplicable.


99.B4.       See items 1 and 2 above.


99.B5a.      Form of Management Agreement.


99.B5b.      Form of Management Agreement dated January 5, 1988.2/


99.B5c.      Amendment to Management Agreement.4/


99.B5d.      Form of Second Amendment to Management Agreement.6/


99.B5e.      Form of Third Amendment to Management Agreement.7/


99.B5f.      Sub-Investment Advisory Agreement.8/


99.B5g.      Form of Fourth Amendment to Management Agreement.9/


99.B6.       Underwriting Agreement.3/


99.B7.       Inapplicable.


99.B8.       Custodian Agreement.


99.B9.       Inapplicable.


99.B10.      Opinion of Vedder, Price, Kaufman & Kammholz.


99.B11.      Consent of Ernst & Young LLP.


99.B12.      Inapplicable.


99.B13.      Subscription Agreement.3/


99.B14.      Inapplicable.


99.B15.      Inapplicable.


99.B16.      Schedule for calculation of performance quotation.


    27.      Financial Data Schedule.

--------------------------------------------------------------------------------

1/ Also filed as an exhibit to Registrant's initial Registration Statement on Form N-1A as filed on or about September 25, 1987.



2/ Incorporated herein by reference to Registrant's initial Registration Statement on Form N-1A as filed on or about September 25, 1987.



3/ Form of agreement filed as an exhibit to Registrant's initial Registration Statement on Form N-1A as filed on or about September 25, 1987.


4/ Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A as filed on or about July 27, 1990.


5/ Also filed as an exhibit to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A as filed on or about March 1, 1991.



6/ Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A as filed on or about March 1, 1991.



7/ Incorporated herein by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A as filed on or about July 22, 1992.



8/ Form of agreement filed as an exhibit to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A as filed on or about July 22, 1992.



9/ Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A as filed on or about November 23, 1993.